BOND FUNDS ANNUAL REPORT

                            YEAR ENDED MARCH 31, 1999





                         A FAMILY OF 100% NO-LOAD FUNDS
                         ------------------------------

                                MONEY MARKET FUND

                         U.S. GOVERNMENT SECURITIES FUND

                                    BOND FUND

                              TAX-FREE INCOME FUND

                         MINNESOTA TAX-FREE INCOME FUND





                            [LOGO] SIT(SM) MUTUAL FUNDS
                                           THE INVESTMENT IS MUTUAL.(SM)

                         A LOOK AT THE SIT MUTUAL FUNDS

     Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $7 billion for some of America's largest corporations, foundations and endowments.

     Sit Mutual Funds are comprised of thirteen 100% NO-LOAD funds. 100% NO-LOAD means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Other features include:
          *    Free telephone exchange
          *    Dollar-cost averaging through an automatic investment plan
          *    Electronic transfer for purchases and redemptions
          *    Free check writing privileges on bond funds
          *    Retirement accounts including IRAs, Keoghs and 401(k) Plans


                                   [GRAPHIC]
                              SIT FAMILY OF FUNDS


STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
SAFETY OF PRINCIPAL  INCREASED INCOME    LONG-TERM CAPITAL  LONG-TERM CAPITAL
AND CURRENT INCOME                       APPRECIATION       APPRECIATION
                                         AND INCOME


MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME     REGIONAL GROWTH    SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                  TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                              GROWTH

                                SIT MUTUAL FUNDS
                            BOND FUNDS ANNUAL REPORT
                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

       Chairman's Letter.................................................    2

       Performance Summary...............................................    4

       Fund Reviews and Portfolios of Investments

             Money Market Fund...........................................    6

             U.S. Government Securities Fund.............................   10

             Bond Fund...................................................   16

             Tax-Free Income Fund........................................   20

             Minnesota Tax-Free Income Fund..............................   38

       Notes to Portfolios of Investments................................   49

       Statements of Assets and Liabilities..............................   50

       Statements of Operations..........................................   51

       Statements of Changes in Net Assets...............................   52

       Notes to Financial Statements.....................................   54

       Financial Highlights..............................................   58

       Independent Auditors' Report......................................   63

       Results of Shareholder Meeting....................................   64

       Federal Income Tax Information....................................   66


         This document must be preceded or accompanied by a Prospectus.

SIT MUTUAL FUNDS
CHAIRMAN'S LETTER - YEAR ENDED MARCH 31, 1999

Dear Fellow Shareholders:

   After remaining on the sideline during the first half of the year, the Federal Reserve adopted a more accommodative monetary policy in the fall, decreasing the federal funds rate three times in quick succession. The Fed reduced the federal funds rate from 5.50% on September 29th to 4.75% on November 17th, where it has remained ever since. Those moves were in response to continued weakening in foreign economies, systemic pressures created by the unwinding of highly-leveraged hedge funds and a global liquidity crisis. These conditions resulted in a flight to quality, greatly increasing the demand for U.S. Treasury securities. Many other central banks, however, also reduced interest rates during this period, and confidence has since been restored to global financial markets. While the Fed has left rates unchanged since November and adopted a symmetrical policy bias in early 1999, interest rates have continued to fall around the world, except in Japan, where they have begun to rise from extremely low levels. The decline in U.S. bond yields due to autumn's flight-to-quality has since been retraced.

Economic Overview

   The domestic economy continues to exhibit amazing strength. Full year 1998 U.S. real GDP advanced +3.9%, the same as in 1997. This strength has continued in 1999, with first quarter reported GDP of +4.5%, despite a drag of -2.9% from net exports. On April 1, the U.S. economy marked its eighth year of expansion and shows little signs of slowing. In fact, the economy is within ten months of surpassing the 106-month "guns-and-butter" expansion of 1961-69, and seems likely to exceed it. Consumer expenditures, the driving force behind this expansion, are expected to remain robust. The latest consumer confidence reports have been strong and will be supported by continuing low unemployment, which was reported at 4.2% for March, a new low in the current cycle.

   Inflation remained remarkably restrained during the past year. Through March, the Consumer Price Index (CPI) increased only +1.5% year over year. The strength of the U.S. economy, evidence of a pickup in manufacturing prices and obvious increases in energy prices triggered by production cuts in OPEC and four non-OPEC countries, have elevated inflation fears once again, however. As with sectoral economic activity, the picture is mixed, but we have been expecting since the beginning of 1999 that inflation would be increasing modestly, due largely to rising energy prices. Our best estimate at this time is that an increase of $5 per barrel over the average 1998 price of $14.37 per barrel would add approximately +0.3 percentage points to the 1999 CPI. Offsetting this expected increase, however, are downward trends in international consumer prices and deceleration in the rate of growth of domestic average hourly earnings, despite the low unemployment rate. These factors, combined with the Fed's resolve to prevent a recurrence of serious inflation, lead us to believe that U.S. inflationary pressures, while rising in 1999, will be contained. Month-to-month reports, however, will exhibit volatility, and could temporarily rattle financial markets.

   In the first five months of the current fiscal year, the federal government ran a deficit of $27.5 billion, which was $28.5 billion lower than a year ago. With the heavy tax payment months of April, June and December yet to come, we expect to see a unified budget surplus exceeding $100 billion in fiscal 1999. The caps set on discretionary spending in the Budget Enforcement Act of 1990, and subsequently revised in 1993 and 1997, are driving this surplus. Financing the military action in Kosovo is not likely to seriously cut into this expected surplus. The advent of large surpluses at many levels of government, however, raises temptations not even dreamed of as recently as five years ago. We continue to monitor public sector spending trends most carefully to determine when accelerating expenditures may alter today's ideal mixture between growth and inflation.

   The Fed has left interest rates unchanged at its last three meetings. In addition, it adopted a symmetrical policy bias in February. In so doing, the central bank appears willing to take a wait-and-see attitude, balancing the risk of an acceleration in inflation against the possibility that weaker economies abroad will ultimately cause the U.S. economy to stall. It is this seeming contradiction, that the economy can grow strongly without igniting inflation, that is causing the Fed to examine its traditional models of behavior. If this environment of relatively stable inflation persists, it may lead the Fed to be more reactive than proactive in its future policy moves. Other central banks, including the European Central Bank, the Bank of England, and the Bank of Canada, have continued the precedent begun last fall, reducing rates still further. While many other parts of the world are also experiencing low inflation, they are not enjoying the robust growth that the U.S. is, leaving these central banks to try to prime the pump through more accommodative monetary policy.

Strategy Summary

   We expect domestic economic growth to slow somewhat while inflation ticks up modestly and the Fed keeps policy steady. As a result, we do not expect long-term interest rates to return below the 5.0% levels experienced last fall any time soon. A more likely scenario is for interest rates to stabilize near their current higher levels. In this environment, interest income is anticipated to be the primary component of portfolios' total return in the months ahead. Our taxable portfolios are maintaining durations near those of their respective benchmarks. We will continue to emphasize those securities that provide an incremental yield advantage. In the municipal market, while supply has decreased from the record levels of a year ago, it is still heavy relative to demand. Compared to Treasuries, yield ratios have fallen from the high levels of last autumn, when long-term municipal bond yields actually exceeded those of comparable maturity Treasuries, but they are still at historically attractive levels. The municipal yield curve remains very flat for maturities longer than fifteen years. While credit spreads have widened slightly, particularly in the health care sector, they are still at historically narrow levels. As a result, we are focussing on intermediate maturity higher quality securities for inclusion in the municipal portfolios.

   We appreciate your interest and investment in Sit Mutual Funds, and we look forward to assisting you in achieving your long-term investment goals.


With best wishes,


/s/ Eugene C. Sit

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
YEAR ENDED MARCH 31, 1999  BOND FUNDS PERFORMANCE SUMMARY

                               BOND MARKET REVIEW

   Extraordinary volatility was exhibited during the past year in domestic taxable bond markets. While nominal rates have generally fallen over this period, it has not been a smooth ride. After peaking in the spring of 1998, Treasury bill and 30-year bond yields fell precipitously, hitting their lows of 3.62% and 4.71%, respectively, in October amidst the global liquidity crisis. Since then, these rates have been rising for Treasury bill and 30-year bonds, stabilizing around 4.50% and 5.50%, respectively, at March 31, 1999. The corporate sector was also volatile, as yield spreads widened during autumn to levels not seen since 1991. As global financial markets have appeared to stabilize, the domestic corporate profit picture has improved. Inflation has remained dormant, and corporate yield spreads have retraced much of their widening despite continued heavy issuance. The mortgage-backed sector experienced very high levels of prepayments during most of the year, resulting in considerable spread widening. As rates have risen during late 1998 and early 1999, prepayments have slowed, and the mortgage-backed sector has also retraced much of its spread widening. Sector selection was very important in the taxable market. U.S. Treasury securities and asset-backed securities posted the strongest returns while lesser-rated corporate and mortgage pass-through securities lagged.

   Municipal bond yields, measured by the Bond Buyer 40-Bond Index, ranged from a high of 5.44% in April to a low of 4.95% in October and did not exhibit nearly as much volatility as U.S. Treasury yields. In fact, autumn of this past year marked one of the rare occasions in history when long-term municipal bond yields were actually higher than 30-year Treasury bond yields. Unlike the taxable bond market where credit quality spreads are quite wide, municipal quality spreads have remained at historically narrow levels, although some spread widening has occurred in the health care sector. Returns across various sectors of the municipal market, such as general obligations, stayed within a relatively narrow range for the past year. The utility and transportation sectors were the strongest performers, while the housing sector lagged, primarily due to increased prepayments in single-family mortgages.


                                              1990             1991
                                              ----             ----
SIT MONEY MARKET FUND (1)                     --               --

SIT U.S. GOV'T. SECURITIES FUND              10.97%           12.87%

SIT BOND FUND                                 --               --

SIT TAX-FREE INCOME FUND                      7.29             9.25

SIT MINNESOTA TAX-FREE
     INCOME FUND                              --               --

3-MONTH U.S. TREASURY BILL INDEX              --               --
LEHMAN INTER. GOVERNMENT BOND INDEX           9.56            14.11
LEHMAN AGGREGATE BOND INDEX                   --               --
LEHMAN 5-YEAR MUNICIPAL BOND INDEX            7.70            11.41

                                             NASDAQ
                                             SYMBOL         INCEPTION
                                             ------         ---------

SIT MONEY MARKET FUND                        SNIXX          11/01/93
SIT U.S. GOV'T. SECURITIES FUND              SNGVX          06/02/87
SIT BOND FUND                                SIBOX          12/01/93
SIT TAX-FREE INCOME FUND                     SNTIX          09/29/88
SIT MINNESOTA TAX-FREE INCOME FUND           SMTFX          12/01/93

3-MONTH U.S. TREASURY BILL INDEX                            11/01/93
LEHMAN INTER. GOVERNMENT BOND INDEX                         05/31/87
LEHMAN AGGREGATE BOND INDEX                                 11/30/93
LEHMAN 5-YEAR MUNICIPAL BOND INDEX                          09/30/88

(1) Converted from Sit Investment Reserve Fund to Sit Money Market Fund on 11/1/93.
(2) Period from Fund inception through calendar year end.
(3) Based on the last 12 monthly distributions of net investment income and average NAV as of 3/31/99.
(4) Figure represents 7-day compound effective yield. The 7-day simple yield as of 3/31/99 was 4.45%.
(5) For individuals in the 28%, 31%, 36%, and 39.6% federal tax brackets, the federal tax equivalent yields are 6.31%, 6.58%, 7.09% and 7.52%, respectively (Income subject to state tax, if any).
(6) For Minnesota residents in the 28%, 31%, 36% and 39.6% federal tax brackets, the double exempt tax equivalent yields are 6.86%, 7.16%, 7.72% and 8.18%, respectively (Assumes the maximum Minnesota tax bracket of 8.5%).

TOTAL RETURN - CALENDAR YEAR

                                                                                   YIELD
                                                                         YTD       AS OF     DISTRIBUTION
1992       1993       1994       1995      1996      1997      1998      1999     3/31/99       RATE(3)
------------------------------------------------------------------------------    -----------------------
--        0.46%(2)    3.84%      5.58%     5.08%     5.22%     5.17%     1.11%    4.54%(4)

5.43%     7.34        1.77      11.50      4.99      8.19      6.52      0.00     5.25           5.07%

--        0.34(2)    -1.31      16.83      4.25      9.44      6.52      0.02     5.77           5.34

7.71     10.42       -0.63      12.86      5.69      9.87      6.29      0.50     4.54(5)        4.92


--        1.60(2)     0.63      11.90      5.89      8.19      6.14      0.65     4.52(6)        4.87

--        0.53(2)     4.47       5.98      5.27      5.32      5.01      1.14
6.93      8.17       -1.75      14.41      4.06      7.72      8.49     -0.27
--        0.54(2)    -2.92      18.47      3.63      9.65      8.69     -0.50
7.62      8.73       -1.28      11.65      4.22      6.38      5.84      1.04


                                             AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                PERIODS ENDED MARCH 31, 1999
         TOTAL RETURN                  -------------------------------------------------
   QUARTER         SIX MONTHS                                                     SINCE
ENDED 3/31/99    ENDED 3/31/99         1 YEAR      5 YEARS       10 YEARS      INCEPTION
------------------------------         -------------------------------------------------
    1.11%             2.34%             4.99%        5.06%         --             4.89%
    0.00              0.93              5.05         6.50          7.85%          7.95
    0.02              0.05              5.30         7.32          --             6.60
    0.50              1.04              5.30         7.50          7.55           7.55
    0.65              1.51              5.58         7.14          --             6.52

    1.14              2.24              4.84         5.24          --             5.09
   -0.27             -0.03              6.58         6.79          8.20           7.93
   -0.50             -0.16              6.49         7.79          --             6.81
    1.04              1.87              5.71         6.10          7.19           6.89



PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

SIT MONEY MARKET FUND REVIEW
YEAR ENDED MARCH 31, 1999


             SENIOR PORTFOLIO MANAGERS
               MICHAEL C. BRILLEY
               PAUL J. JUNGQUIST, CFA

Dear Fellow Shareholders:

   The Sit Money Market Fund provided investors with a +4.99% return for the year ended March 31, 1999, compared to a +4.70% return for the Lipper Analytical Services Money Market Fund Average. The Fund's performance ranked 63rd of 316 funds in its Lipper peer group category for the twelve-month period.

   The Federal Reserve Board decreased the federal funds rate three times in quick succession during autumn of 1998, reducing it from 5.50% to 4.75%, where it has remained. Three-month Treasury bill yields traded in a wide range over the past twelve months. After peaking at 5.23% in late May of 1998, Treasury bill yields fell to a low of 3.62% during October of 1998. The global liquidity crunch greatly increased the demand for U.S. Treasury securities, which are viewed as a safe haven by many of the world's investors. As the global liquidity crisis abated, three-month Treasury bill yields returned to the 4.50% area, where they have remained since November. Current yield levels imply that the market is expecting no policy change by the Fed in the second or third quarter of 1999. Strong economic growth and signs of commodity price inflation are offset by lower interest rates around the world and reduced financing needs by the Treasury. Accordingly, the Fund will try to take advantage of current yield levels and maintain the average maturity of the portfolio in a range of 20 to 40 days in anticipation of no near-term change in policy by the Fed.

   The Fund has produced competitive returns by focusing on credit research and avoiding the use of risky derivatives. We intend to continue these conservative policies in the future. As economic activity continues to be strong, we do not foresee a significant impact on the short-term creditworthiness of top-tier commercial paper issuers in general. Continued consolidation in the energy and the financial services sectors may result in some substantially different credit profiles. Therefore, we will monitor the Fund's permissible credits in these sectors particularly closely. The Fund continues to diversify its core holdings and its industry exposure. In the months ahead, we plan to add top-tier credits in the technology, capital goods and consumer non-durable industries.


                        INVESTMENT OBJECTIVE AND STRATEGY

      The objective of the Fund is to achieve maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in short-term debt instruments which mature in 397 days or less and by maintaining a dollar-weighted portfolio maturity of 90 days or less.

      An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


                                PORTFOLIO SUMMARY

                  Net Asset Value 3/31/99:    $1.00 Per Share
                                  3/31/98:    $1.00 Per Share

                         Total Net Assets:   $61.44 Million


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

                              Allocation By Sector

                                  [BAR CHART]

                            U.S. Government    13.6
                        Diversified Finance    13.5
                      Consumer Loan Finance    13.4
                  Captive Equipment Finance    11.6
                       Captive Auto Finance    10.3
                      Consumer Non-Durables     7.5
                         Financial Services     5.5
                                  Insurance     4.0
                                  Utilities     4.0
                                     Retail     3.5
                              Capital Goods     3.4
                                     Energy     3.3
                        Captive Oil Finance     3.1
                  Technology/Bus. Equipment     0.8
               Other Assets and Liabilities     2.5

                          AVERAGE ANNUAL TOTAL RETURNS*                    CUMULATIVE TOTAL RETURNS*
                    -----------------------------------------     ------------------------------------------
                     Money     Lipper Money        3-Month         Money      Lipper Money        3-Month
                    Market        Market        U.S. Treasury     Market         Market        U.S. Treasury
                     Fund         Average        Bill Index        Fund          Average        Bill Index
                    -----------------------------------------     ------------------------------------------
3 Months            1.11%          1.05%            1.14%           1.11%           1.05%           1.14%
  (not annualized)
1 Year              4.99           4.70             4.84            4.99            4.70            4.84
3 Year              5.11           4.82             5.15           16.11           15.17           16.26
5 Year              5.06           4.86             5.24           28.02           26.75           29.09
Inception           4.89           4.70             5.09           29.48           28.24           30.85
  (11/1/93)

* As of 3/31/99

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MONEY FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A FUND WILL MAINTAIN A $1 SHARE VALUE. YIELD FLUCTUATES. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE 3-MONTH U.S. TREASURY BILL INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (11/1/93) and held until 3/31/99 would have grown to $12,948 in the Fund or $13,085 in the 3-Month U.S. Treasury Bill Index assuming reinvestment of all dividends and capital gains.


                                QUALITY RATINGS

                               (% of Net Assets)
                       AS RATED BY MOODY'S, S&P AND FITCH

                              First Tier Securities
                                      100%

                                  [PIE CHART]

                          ---------------------------
                          First Tier Securities  100%
                          Second Tier Securities   0%
                          ---------------------------

SIT MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS - MARCH 31, 1999

------------------------------------------------------------------------
QUANTITY ($)            NAME OF ISSUER                  MARKET VALUE (1)
------------------------------------------------------------------------
COMMERCIAL PAPER (83.9%) (2)
    CAPITAL GOODS (3.4%)
                        Deere & Co.:
               500,000      4.82 %,  4/12/99                    $499,271
             1,100,000      4.87 %,  5/27/99                   1,091,754
               500,000      4.86 %,  6/15/99                     494,990
                                                           -------------
                                                               2,086,015
                                                           -------------

    CAPTIVE AUTO FINANCE (10.3%)
                        Chrysler Financial Corp.:
               500,000      4.83 %,  4/13/99                     499,203
               500,000      4.86 %,  4/15/99                     499,067
                        Daimler Chrysler Hldgs.:
               650,000      4.94 %,  5/28/99                     644,978
               500,000      4.87 %,  6/4/99                      495,716
                        Ford Motor Credit Corp.:
               400,000      4.87 %,  4/6/99                      399,732
               400,000      4.88 %,  4/7/99                      399,679
             1,100,000      4.87 %,  5/5/99                    1,094,987
               226,000      4.87 %,  5/21/99                     224,484
                        General Motors Acceptance Corp.:
               500,000      4.85 %,  4/19/99                     498,803
               440,000      4.84 %,  4/23/99                     438,715
               600,000      4.86 %,  5/12/99                     596,706
               560,000      4.93 %,  5/21/99                     556,212
                                                           -------------
                                                               6,348,282
                                                           -------------

    CAPTIVE EQUIPMENT FINANCE (11.6%)
                        Caterpillar Finance, Inc.:
             1,000,000      4.87 %,  5/17/99                     993,841
             1,100,000      4.87 %,  5/18/99                   1,093,077
                        IBM Credit Corp.:
               800,000      4.87 %,  6/10/99                     792,518
               800,000      4.85 %,  6/16/99                     791,893
                        John Deere Capital Corp.:
               500,000      4.82 %,  4/14/99                     499,139
               400,000      4.85 %,  5/12/99                     397,809
               600,000      4.88 %,  5/19/99                     596,144
             1,000,000  Xerox Capital Corp., 4.84%, 5/3/99       995,769
             1,000,000  Xerox Credit Corp., 4.85%, 5/13/99       994,388
                                                           -------------
                                                               7,154,578
                                                           -------------

    CAPTIVE OIL FINANCE (3.1%)
                        Chevron Oil Finance:
               600,000      4.82 %,  4/15/99                     598,885
               500,000      4.85 %,  4/29/99                     498,133
               800,000      4.85 %,  5/4/99                      796,476
                                                           -------------
                                                               1,893,494
                                                           -------------

------------------------------------------------------------------------
QUANTITY ($)            NAME OF ISSUER                  MARKET VALUE (1)
------------------------------------------------------------------------
    CONSUMER LOAN FINANCE (13.4%)
                        American Express Credit Corp.:
               300,000      4.86 %,  4/20/99                     299,235
               725,000      4.85 %,  4/30/99                     722,197
               875,000      4.86 %,  5/11/99                     870,313
               375,000      4.86 %,  5/26/99                     372,239
               450,000  American General Financial,
                            4.91 %,  5/20/99                     447,023
             1,000,000  Commercial Credit Corp.,
                            4.87 %,  4/5/99                      999,461
                        Household Finance Corp.:
               700,000      4.86 %,  5/14/99                     695,970
               925,000      4.85 %,  6/14/99                     915,873
               650,000      4.86 %,  6/18/99                     643,240
                        Norwest Financial, Inc.:
               500,000      4.85 %,  4/26/99                     498,333
               600,000      4.88 %,  5/10/99                     596,867
             1,175,000      4.87 %,  5/24/99                   1,166,657
                                                           -------------
                                                               8,227,408
                                                           -------------

    CONSUMER NON-DURABLES (7.5%)
                                 Coca Cola Co.:
             1,500,000      4.81 %,  4/28/99                   1,494,656
               600,000      4.82 %,  5/25/99                     595,698
             1,000,000  Coca Cola Enterprises,
                            4.85 %,  4/12/99 (5)                 998,533
               500,000  Proctor & Gamble Co., 4.83%, 5/6/99      497,662
             1,000,000  Walt Disney Co., 4.78, 4/6/99            999,342
                                                           -------------
                                                               4,585,891
                                                           -------------

    DIVERSIFIED FINANCE (13.5%)
                        Associates First Capital Corp.:
               500,000      4.89 %,  4/16/99                     499,000
               700,000      4.90 %,  6/1/99                      694,259
               700,000      4.90 %,  6/2/99                      694,165
               375,000      4.89 %,  6/29/99                     370,522
                        CIT Group Holdings, Inc.:
               500,000      4.91 %,  4/8/99                      499,528
               500,000      4.91 %,  4/9/99                      499,461
               640,000      4.88 %,  6/7/99                      634,259
               425,000      4.85 %,  6/17/99                     420,637
                        General Electric Capital Corp.:
               600,000      4.88 %,  4/5/99                      599,678
               500,000      4.86 %,  4/13/99                     499,198
               400,000      4.90 %,  6/3/99                      396,612
               600,000      4.87 %,  6/28/99                     592,945

------------------------------------------------------------------------
QUANTITY ($)            NAME OF ISSUER                  MARKET VALUE (1)
------------------------------------------------------------------------
                        General Electric Capital Services:
               500,000      4.87 %,  4/21/99                     498,661
               500,000      4.87 %,  4/27/99                     498,259
               500,000      4.88 %,  5/7/99                      497,585
               400,000      4.90 %,  6/9/99                      396,289
                                                           -------------
                                                               8,291,058
                                                           -------------

    ENERGY (3.3%)
                                  Texaco, Inc.:
               500,000      4.82 %,  4/1/99                      500,000
               500,000      4.88 %,  4/9/99                      499,460
               550,000      4.83 %,  4/23/99                     548,390
               500,000      4.85 %,  5/26/99                     496,333
                                                           -------------
                                                               2,044,183
                                                           -------------

    FINANCIAL SERVICES (5.5%)
             1,300,000  Citigroup, Inc., 4.89, 4/14/99         1,297,719
                        Transamerica Finance Corp.:
               700,000      4.89 %,  5/4/99                      696,888
               600,000      4.80 %,  5/17/99                     596,351
               800,000      4.88 %,  5/25/99                     794,204
                                                           -------------
                                                               3,385,162
                                                           -------------

    INSURANCE (4.0%)
             1,000,000  American Family Financial,
                            4.84 %,  5/10/99                     994,800
                        American General Corp.:
               700,000      4.86 %,  5/6/99                      696,733
               350,000      4.87 %,  5/11/99                     348,122
               400,000      4.87 %,  5/20/99                     397,376
                                                           -------------
                                                               2,437,031
                                                           -------------

------------------------------------------------------------------------
QUANTITY ($)            NAME OF ISSUER                  MARKET VALUE (1)
------------------------------------------------------------------------
    RETAIL (3.5%)
                        Sears Roebuck & Co.:
               500,000      4.87 %,  4/22/99                     498,597
               400,000      4.86 %,  5/3/99                      398,293
               700,000      4.89 %,  5/14/99                     695,962
               540,000      4.91 %,  6/11/99                     534,835
                                                           -------------
                                                               2,127,687
                                                           -------------


    TECHNOLOGY/BUSINESS EQUIPMENT (0.8%)
               500,000  IBM Corp., 4.87%, 4/20/99                498,728
                                                           -------------

    UTILITIES (4.0%)
             1,000,000  Ameritech Capital Funding Corp.,
                            4.85 %,  5/7/99 (5)                  995,180
               500,000  A T & T Corp., 4.87%, 6/8/99             495,457
             1,000,000  SBC Communications,
                            4.83 %,  4/19/99 (5)                 997,590
                                                           -------------
                                                               2,488,227
                                                           -------------


Total commercial paper
    (cost:  $51,567,744)                                      51,567,744
                                                           -------------


U.S. GOVERNMENT SECURITIES (13.6%) (2)
             8,339,000  FNMA Disc. Note, 4.82%, 4/1/99         8,339,000
                                                           -------------

    (cost:  $8,339,000)

Total investments in securities
    (cost:  $59,906,744) (7)                                 $59,906,744
                                                           =============


                            See accompanying notes to portfolios of investments.

SIT U.S. GOVERNMENT SECURITIES FUND REVIEW
YEAR ENDED MARCH 31, 1999


             SENIOR PORTFOLIO MANAGERS
               MICHAEL C. BRILLEY
               BRYCE A. DOTY, CFA

Dear Fellow Shareholders:

   The U.S. Government Securities Fund provided investors a +5.05% return for the past 12 months, which was comparable to the +5.29% return of the Lipper U.S. Government Fund average. The Fund holds a 5-Star Overall rating by Morningstar(1) out of 1,521 funds in the taxable bond category. Morningstar also rated the Fund #1 in the Best 5-Year Return category of 115 short-term government bond funds in their latest Short-Term Government Overview (12/7/98). The Fund was rated #2 for Morningstar's Highest 5-Year Rating category for its combined low risk and high return characteristics and #4 in Morningstar's Lowest 5-Year Risk category.

   U.S. Treasury yields fell significantly in the past twelve months. While the yield of the 30-year U.S. Treasury ended March at 5.62%, it was as low as 4.70% last fall. Declining interest rates provided significant price appreciation for the Fund's U.S. Treasury holdings, making this the highest returning sector in the Fund. Falling interest rates fueled a record amount of mortgage refinancing over the past 12 months. The increased prepayment activity caused yield spreads to widen in the mortgage and collateralized mortgage obligation (CMO) sectors. As a result, while the Fund's mortgage and CMO holdings provided higher income returns, they lagged its U.S. Treasury returns.

   Activity last year included combining smaller mortgage pass-through securities into larger pools that are more liquid and, thus, have higher market values. The Fund subsequently sold some of the larger pools and reinvested some of the proceeds into higher-yielding, smaller pools of mortgage pass-through securities. The Fund has also increased its weighting in CMOs, which provide more protection from prepayments than traditional pass-through securities.

   Looking forward, we believe the days of continued lower and lower domestic inflation are over. As a result, we do not expect long-term interest rates to return to their recent sub-5.0 percent levels any time soon. A more likely scenario is for a modest rise in inflation and more stable interest rates at the current higher levels. As a result, we intend to keep the Fund's duration near that of its benchmark and will continue to invest in securities that offer high levels of interest income.


                        INVESTMENT OBJECTIVE AND STRATEGY

      The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issues, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.

      Agency mortgage securities and U.S. Treasury securities will be the principal holdings in the Fund. The mortgage securities that the Fund will purchase consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Asociation
(FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).


                               PORTFOLIO SUMMARY

                   Net Asset Value 3/31/99:    $10.51 Per Share
                                   3/31/98:    $10.63 Per Share

                          Total Net Assets:   $159.33 Million

                          30-Day SEC Yield:      5.25%
                12-Month Distribution Rate:      5.07%
                          Average Maturity:     15.3 Years
                        Effective Duration:      3.1 Years (2)

(2) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                              PORTFOLIO STRUCTURE
                            (% of total net assets)

                                  [BAR CHART]

                             GNMA Pass-Through    40.1
                                 U.S. Treasury    21.6
           Collateralized Mortgage Obligations    16.8
                             FNMA Pass-Through    10.3
                            FHLMC Pass-Through     6.9
                  Other Assets and Liabilities     4.3

                           AVERAGE ANNUAL TOTAL RETURNS*                      CUMULATIVE TOTAL RETURNS*
                   --------------------------------------------     ----------------------------------------------
                   U.S. Gov't.       Lipper       Lehman Inter.     U.S. Gov't.        Lipper        Lehman Inter.
                   Securities      U.S. Gov't.     Gov't. Bond      Securities       U.S. Gov't.      Gov't Bond
                      Fund        Fund Average        Index            Fund         Fund Average         Index
                   --------------------------------------------     ----------------------------------------------
3 Months              0.00%          -1.31%           -0.27%           0.00%            -1.31%           -0.27%
  (not annualized)
1 Year                5.05            5.29             6.58            5.05              5.29             6.58
5 Years               6.50            6.59             6.79           37.03             37.58            38.90
10 Years              7.85            7.98             8.20          113.00            115.47           119.86
Inception             7.95            7.58             7.93          147.18            137.66           146.91
  (6/2/87)

* As of 3/31/99

(1) MORNINGSTAR PROPRIETARY RATINGS REFLECT HISTORICAL RISK-ADJUSTED PERFORMANCE THROUGH 3/31/99. THESE RATINGS ARE SUBJECT TO CHANGE MONTHLY AND ARE CALCULATED FROM THE FUNDS' 3-, 5-, AND 10-YEAR AVERAGE ANNUAL RETURNS IN EXCESS OF 90-DAY TREASURY BILL RETURNS WITH APPROPRIATE FEE ADJUSTMENTS AND A RISK FACTOR THAT REFLECTS FUND PERFORMANCE BELOW 90-DAY TREASURY BILL RETURNS. TEN PERCENT OF THE FUNDS IN AN INVESTMENT CATEGORY RECEIVE 5 STARS, 22.5% RECEIVE 4, 35% RECEIVE 3, AND 22.5% RECEIVE 2. IN THE TAXABLE BOND CATEGORY, SIT U.S. GOVERNMENT SECURITIES FUND RECEIVED A 4-STAR RATING FOR THE 3-YEAR PERIOD OUT OF 1,521 FUNDS AND A 5-STAR RATING FOR THE 5- AND 10-YEAR PERIODS OUT OF 1,048 AND 371 FUNDS, RESPECTIVELY. PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (6/2/87) and held until 3/31/99 would have grown to $24,718 in the Fund or $24,691 in the Lehman Intermediate Government Bond Index assuming reinvestment of all dividends and capital gains.


                         ESTIMATED AVERAGE LIFE PROFILE

The Adviser's estimates of the dollar weighted average life of the portfolio's securities, which may vary from their stated maturities.

                                  [BAR CHART]

                            YEARS
                            -----
                            0-1            10.7%
                            1-5            61.2%
                            5-10           23.6%
                            10-20           4.0%
                            20+             0.5%

SIT U.S. GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS -  MARCH 31, 1999

------------------------------------------------------------------------
QUANTITY ($)            NAME OF ISSUER                  MARKET VALUE (1)
------------------------------------------------------------------------
MORTGAGE PASS-THROUGH SECURITIES (57.3%) (2)
     FEDERAL HOME LOAN MORTGAGE CORPORATION (6.9%):

             66,188  8.50%, 1/1/17                               $69,801
             12,113  8.75%, 12/1/01                               12,510
            587,727  8.75%, 1/1/17                               622,192
             49,543  9.00%, 10/1/04                               52,544
            197,906  9.00%, 12/1/05                              206,412
             35,611  9.00%, 1/1/06                                37,135
            273,822  9.00%, 5/1 - 7/1/09                         290,725
            146,014  9.00%, 10/1/13                              151,204
          1,829,451  9.00%, 5/1 - 11/1/16                      1,941,838
          1,843,602  9.00%, 1/1 - 10/1/17                      1,956,499
            487,347  9.00%, 6/1/18                               516,973
            486,890  9.00%, 10/1/19                              515,214
            676,369  9.00%, 5/1 - 8/1/21                         714,961
            565,723  9.25%, 8/1/09                               600,589
            212,869  9.50%, 10/1/08                              226,151
            617,658  9.50%, 2/1 - 6/1/10                         656,490
            203,063  9.50%, 1/1/11                               215,760
            659,010  9.50%, 6/1 - 10/1/16                        699,902
            234,588  9.50%, 6/1 - 9/1/17                         249,599
            108,487  9.50%, 12/1/18                              115,313
            138,548  9.75%, 12/1/08                              148,260
             69,377  9.75%, 6/1/17                                74,283
            317,765  10.25%, 6/1/10                              344,120
            163,289  10.25%, 2/1/17                              176,958
             83,363  10.50%, 4/1 - 7/1/04                         88,537
              1,444  11.00%, 10/1/00                               1,521
             99,211  11.00%, 12/1/11                             109,106
            146,783  11.25%, 10/1/09                             162,310
                                                           -------------
                                                              10,956,907
                                                           -------------

     FEDERAL NATIONAL MORTGAGE ASSOCIATION (10.3%):
            263,244  8.50%, 8/1/06                               273,516
             20,989  8.875%, 3/1/17                               22,294
            548,571  9.00%, 5/1/09                               578,912
            125,520  9.00%, 4/1/10                               132,406
            914,770  9.00%, 11/1/16                              964,799
          1,135,190  9.00%, 1/1 - 12/1/17                      1,199,052
            979,011  9.00%, 11/1 - 12/15/19                    1,056,588
            165,217  9.00%, 9/1/20                               174,403
            289,447  9.00%, 9/1 - 11/1/21                        305,779
            953,079  9.25%, 7/1/10                             1,008,653
            140,246  9.25%, 4/1/12                               149,538
             79,286  9.375%, 5/1/16                               84,046
             96,956  9.50%, 9/1/08                               102,836
            198,420  9.50%, 1/1/11                               211,749
            272,956  9.50%, 5/1/14                               292,830

------------------------------------------------------------------------
QUANTITY ($)            NAME OF ISSUER                  MARKET VALUE (1)
------------------------------------------------------------------------
            371,332  9.50%, 4/1 - 7/1/16                         394,606
            887,605  9.50%, 11/1 - 12/1/18                       949,244
            968,750  9.50%, 10/1 - 12/1/19                     1,028,363
          2,102,682  9.50%, 4/1 - 9/1/20                       2,237,029
            893,407  9.75%, 1/1/13                               976,047
            121,121  10.00%, 3/1/11                              131,188
             71,717  10.00%, 9/1/20                               77,147
          2,743,839  10.25%, 8/15/13                           3,034,493
             31,792  10.75%, 11/1/10                              34,793
            552,357  11.00%, 10/1/06                             588,603
             40,461  11.00%, 4/1/14                               44,562
                     Municipal (FNMA collateralized):
            380,000    Alabama Hsg. Fin. Auth. Multifamily
                         Series 1999B, 5.70%, 9/1/03 (*)         378,298
                                                           -------------
                                                              16,431,774
                                                           -------------

     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (40.1%) (3):
            110,758  7.50%, 3/15/07                              115,618
            284,607  7.50%, 5/15/16                              294,816
             24,187  8.00%, 7/15/03                               25,311
            145,215  8.00%, 10/15/12                             150,642
          1,734,927  8.00%, 5/15 - 9/15/16                     1,802,734
            193,904  8.25%, 2/15 - 6/15/02                       201,878
            507,866  8.25%, 12/15/11                             533,879
            171,644  8.25%, 1/15/12                              178,836
            412,701  8.25%, 8/15/15                              430,237
             70,022  8.50%, 11/15/01                              71,641
            289,161  8.50%, 12/15/11                             303,619
            492,229  8.50%, 1/15/12                              515,310
            101,028  8.50%, 4/15/15                              105,070
            718,458  8.50%, 9/15/16                              753,648
            686,050  8.50%, 1/15/17                              719,694
            127,249  8.75%, 7/15/02                              134,206
            128,668  8.75%, 5/15/03                              135,751
            577,674  8.75%, 5/15 - 11/15/06                      610,122
            214,551  8.75%, 2/15 - 3/15/07                       224,481
            133,158  8.75%, 11/15/09                             139,366
          1,099,364  8.75%, 6/15 - 12/15/11                    1,150,998
             30,934  8.75%, 2/20/17                               32,374
            106,996  9.00%, 10/15/04                             113,002
            251,650  9.00%, 4/15/06                              265,835
            281,837  9.00%, 6/15 - 10/15/07                      295,875
            711,860  9.00%, 9/15 - 12/15/08                      757,653
            515,007  9.00%, 2/15 - 11/15/09                      545,395
          2,193,108  9.00%, 5/15 - 10/15/11                    2,313,385
            129,057  9.00%, 1/15/12                              135,130
             48,431  9.00%, 8/15/15                               51,378
            283,591  9.00%, 9/15 - 12/20/16                      299,829
          6,808,230  9.00%, 1/15 - 8/20/17                     7,289,573

------------------------------------------------------------------------
QUANTITY ($)            NAME OF ISSUER                  MARKET VALUE (1)
------------------------------------------------------------------------
          7,550,700  9.00%, 12/15/19                           8,032,405
            146,150  9.00%, 7/20 - 10/20/21                      153,567
            306,843  9.10%, 5/15/18                              326,649
             49,505  9.25%, 4/15 - 9/15/01                        52,010
            130,025  9.25%, 4/15/03                              137,321
            222,408  9.25%, 3/15/05                              235,039
            270,370  9.25%, 4/15 - 11/15/10                      288,445
            279,401  9.25%, 11/15/11                             292,837
            135,083  9.25%, 4/15/12                              141,534
            146,581  9.25%, 10/15/16                             155,463
            955,767  9.25%, 2/20 - 11/20/17                    1,008,661
             81,090  9.50%, 1/15 - 3/15/05                        85,098
            152,975  9.50%, 1/15/06                              161,823
          2,954,703  9.50%, 9/15 - 12/15/09                    3,169,105
          1,085,760  9.50%, 1/15 - 11/15/10                    1,143,257
            438,570  9.50%, 1/15 - 3/15/11                       459,845
          2,573,010  9.50%, 2/15 - 12/15/16                    2,746,376
          3,994,227  9.50%, 1/15 - 12/20/17                    4,299,360
          1,409,677  9.50%, 4/15 - 10/20/18                    1,504,814
          2,277,346  9.50%, 4/15 - 12/15/19                    2,439,391
             89,879  9.50%, 6/15 - 10/15/20                       96,176
            335,146  9.50%, 1/15 - 8/15/21                       359,337
             10,809  9.75%, 5/15 - 10/15/99                       10,784
             27,485  9.75%, 5/15/01                               28,876
            118,361  9.75%, 11/15/02                             125,240
            172,612  9.75%, 7/15 - 12/15/03                      182,565
             31,369  9.75%, 3/15/04                               33,197
            257,500  9.75%, 8/15/05                              272,625
            155,179  9.75%, 2/15/06                              168,272
            430,403  9.75%, 8/15 - 9/15/09                       458,218
          1,557,688  9.75%, 8/15 - 12/15/10                    1,656,820
            635,386  9.75%, 11/15 - 12/15/12                     675,991
            192,627  9.75%, 4/15/18                              206,596
            132,057  10.00%, 8/15/02                             139,984
            143,912  10.00%, 11/15/03                            151,557
            104,050  10.00%, 5/15/04                             110,237
            640,446  10.00%, 7/15/05                             678,981
            115,614  10.00%, 1/15/06                             122,497
            147,536  10.00%, 11/15/08                            157,095
             86,893  10.00%, 5/15 - 11/15/09                      92,865
            329,117  10.00%, 6/15 - 10/15/10                     350,410
             96,949  10.00%, 1/15/11                             103,267
            177,764  10.00%, 10/15/15                            192,574
              6,026  10.00%, 9/15/16                               6,525
          1,183,804  10.00%, 2/20 - 11/15/19                   1,294,244
            240,147  10.00%, 1/15 - 12/15/20                     260,131
            344,722  10.00%, 6/15/21                             373,769
             16,875  10.25%, 11/15/00                             17,065
             31,614  10.25%, 2/15 - 4/15/01                       33,215

------------------------------------------------------------------------
QUANTITY ($)            NAME OF ISSUER                  MARKET VALUE (1)
------------------------------------------------------------------------
             95,160  10.25%, 12/15/02                            100,880
            150,533  10.25%, 5/15 - 8/15/04                      159,610
            244,233  10.25%, 7/15/05                             258,919
            133,347  10.25%, 5/15/09                             141,673
              1,831  10.50%, 9/15/00                               1,852
             33,936  10.50%, 9/15/01                              35,654
             54,947  10.50%, 12/15/02                             58,248
            163,594  10.50%, 6/15/09                             182,100
            110,538  10.50%, 7/15/10                             117,513
            156,511  10.50%, 8/15 - 11/15/15                     169,695
            114,820  10.50%, 3/15 - 12/15/16                     124,507
             12,866  10.75%, 11/15/00                             13,011
             39,336  10.75%, 9/15/03                              41,701
             87,493  10.75%, 9/15/05                              92,808
            117,401  10.75%, 8/15/06                             127,013
             28,513  10.75%, 1/15/10                              30,327
            151,495  10.75%, 7/15 - 8/15/11                      161,143
            183,796  11.00%, 6/15/04                             194,952
            470,017  11.00%, 1/15 - 6/15/10                      517,166
             17,382  11.00%, 7/15/13                              18,942
            101,858  11.25%, 8/15 - 12/15/00                     103,003
              9,324  11.25%, 1/15/01                               9,796
             16,100  11.25%, 5/15/03                              17,072
            317,380  11.25%, 9/15 - 10/15/05                     341,186
            481,374  11.25%, 6/15 - 9/15/10                      532,366
          1,490,658  11.25%, 2/15 - 10/15/11                   1,632,115
            136,393  11.75%, 5/15 - 7/15/00                      137,927
            113,201  11.75%, 5/15 - 6/15/04                      121,107
             20,484  12.75%, 1/15/00                              20,701
              7,938  13.25%, 10/15/99                              7,918
              9,214  13.75%, 9/15/99                               9,191
                     Municipal (GNMA collateralized):
            304,000    Bernalillo Multifamily Series
                         1998A, 7.50%, 9/20/20                   320,446
                       Maplewood Multifamily Rev.:
            575,000      Series 1998B, 6.75%, 7/20/15            585,764
          1,605,000      Series 1998A, 6.75%, 7/20/30          1,605,642
                                                           -------------
                                                              63,881,347
                                                           -------------


Total mortgage pass-through securities                        91,270,028
                                                           -------------
     (cost: $91,214,626)

U.S. GOVERNMENT SECURITIES (21.6%) (2)
                     U.S. Treasury Notes:
          2,500,000    5.875%, 2/15/00                         2,520,675
         14,300,000    6.13%, 8/15/07                         14,971,242
                     U.S. Treasury Strips:
          4,000,000    6.93% effective yield, 11/15/04         2,976,000


                            See accompanying notes to portfolios of investments.

SIT U.S. GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS -  MARCH 31, 1999

------------------------------------------------------------------------
QUANTITY ($)            NAME OF ISSUER                  MARKET VALUE (1)
------------------------------------------------------------------------
          5,100,000    4.72% effective yield, 5/15/06          3,479,883
          7,000,000    5.82% effective yield, 11/15/09         3,817,520
          2,000,000    5.80% effective yield, 2/15/09            608,160
          6,009,540  U.S. Treasury Infl. Index Bond,
                       3.875%, 1/15/09 (*)                     5,983,218
                                                           -------------

Total U.S. government securities                              34,356,698
                                                           -------------
     (cost: $34,980,932)

COLLATERALIZED MORTGAGE OBLIGATIONS (16.8%) (2)
                     Federal Home Loan Mtg. Corp.:
            141,734    1006-C, 9.15%, 10/15/20                   150,566
          6,500,000    1981-C, 6.50%, 8/15/27                  6,418,490
         10,000,000  FNMA 1998-46E, 6.00%, 8/18/28             9,765,625
                     Vendee Mortgage Trust:
          1,891,878    Series 1996-2 1B, 6.75%, 9/15/09        1,897,213
          7,300,000    Series 1992-2 1F, 7.00%, 2/15/18        7,381,468
          1,045,000    Series 1992-1 2K, 7.75%, 5/15/08        1,095,359
                                                           -------------

Total collateralized mortgage obligations                     26,708,721
                                                           -------------
     (cost: $26,638,949)

SHORT-TERM SECURITIES (3.2%) (2)
          2,500,000  FHLMC Disc. Note, 4.82%, 4/1/99           2,500,000
          2,500,000  FNMA Disc. Note, 4.82%, 4/1/99            2,500,000
             27,745  Dreyfus Cash Mgmt. Fund, 4.74%               27,745
                                                           -------------


Total short-term securities                                    5,027,745
                                                           -------------
     (cost: $5,027,745)

Total investments in securities
     (cost: $157,862,252) (7)                               $157,363,192
                                                           =============


* U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.


                            See accompanying notes to portfolios of investments.

                  This page has been left blank intentionally.

SIT BOND FUND REVIEW
YEAR ENDED MARCH 31, 1999


             SENIOR PORTFOLIO MANAGERS
               MICHAEL C. BRILLEY
               BRYCE A, DOTY, CFA

Dear Fellow Shareholders:

   The Sit Bond Fund provided investors a +5.30% return for the past 12 months, which compares favorably with the +5.15% return of the Lipper Intermediate Investment Grade Bond Fund average. For the period since its inception on 12/1/93, the Fund's return ranked in the top 20% of its Lipper universe (out of 108 funds).

   U.S. Treasury yields fell significantly in the past twelve months. While the yield of the 30-year U.S. Treasury ended March at 5.62%, it was as low as 4.70% last fall. Declining interest rates provided significant price appreciation for the Fund's U.S. Treasury holdings, making this the highest returning sector in the Fund. Yield spreads widened in the corporate and mortgage-related sectors. Corporate yield spreads widened due to declining corporate profits. Falling interest rates fueled a record amount of mortgage refinancing over the past 12 months. The increased prepayment activity caused much of the spread widening in the mortgage sector and mortgage-related securities. As a result, the Fund's holdings in the corporate, mortgage, collateralized mortgage obligations, and asset-backed sectors lagged its U.S. Treasury returns.

   Activity in the past 12 months primarily involved reducing the Fund's weighting in high-coupon seasoned mortgage pass-through securities from a 50% weighting to a 31% weighting. The Fund's remaining sector weightings were increased on a proportionate basis. The shift was made because the increased mortgage prepayment activity of the Fund's pass-through holdings, coupled with the yield spread widening in other sectors, made these other sectors relatively more attractive than was the case a year ago.

   Looking forward, we believe the days of continued lower and lower domestic inflation are over. As a result, we do not expect long-term interest rates to return to their recent sub-5.0 percent levels any time soon. A more likely scenario is for a modest rise in inflation and more stable interest rates at the current higher levels. As a result, we intend to keep the Fund's duration near that of its benchmark and will continue to invest in securities that offer attractive total return opportunities.


                        INVESTMENT OBJECTIVE AND STRATEGY

      The investment objective of the Fund is to maximize total return, consistent with preservation of capital. The Fund pursues this objective by investing in a diversified portfolio of fixed-income securities.

      The fund will pursue its objective by investing in a diversified portfolio or fixed-income securities which include, but are not limited to, the following:
U.S. government securities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities.


                                P0RTFOLIO SUMMARY

                  Net Asset Value 3/31/99:   $ 9.95 Per Share
                                  3/31/98:   $10.03 Per Share

                         Total Net Assets:   $11.92 Million

                         30-Day SEC Yield:     5.77%
               12-Month Distribution Rate:     5.34%
                         Average Maturity:    16.0 Years
                       Effective Duration:     4.7 Years (1)

(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

                                  [BAR CHART]

                            Mortgage Pass-Through    30.7
                          Corporate Bonds & Notes    20.6
                                    U.S. Treasury    15.7
                          Asset-Backed Securities    14.9
              Collateralized Mortgage Obligations     4.8
                          Closed-End Mutual Funds     4.2
Other Assets and Liabilities and Cash Equivalents     9.1

                          AVERAGE ANNUAL TOTAL RETURNS*                   CUMULATIVE TOTAL RETURNS*
                   ------------------------------------------     -----------------------------------------
                                Lipper Inter.        Lehman                   Lipper Inter.        Lehman
                    Bond      Investment Grade      Aggregate      Bond     Investment Grade      Aggregate
                    Fund       Bond Fund Avg.      Bond Index      Fund      Bond Fund Avg.      Bond Index
                    ------------------------------------------     -----------------------------------------
3 Months            0.02%           -0.52%            -0.50%        0.02%         -0.52%            -0.50%
  (not annualized)
1 Year              5.30             5.15              6.49          5.30          5.15              6.49
3 Year              7.20             6.85              7.75         23.20         22.00             25.11
5 Year              7.32             6.87              7.79         42.37         39.38             45.52
Inception           6.60             5.95              6.81         40.63         36.12             42.12
  (12/1/93)

* As of 3/31/99

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/1/93) and held until 3/31/99 would have grown to $14,063 in the Fund or $14,212 in the Lehman Aggregate Bond Index assuming reinvestment of all dividends and capital gains.


                                QUALITY RATINGS

                               (% of Net Assets)

                          LOWER OF MOODY'S OR S&P USED.

                                  [PIE CHART]

        Government Agency Backed Securities   30.7%
                                        AAA   19.8%
                                         AA    4.7%
                                          A    7.3%
                                        BBB   12.7%
                 Other Assets & Liabilities    9.1%
                            U.S. Government   15.7%

SIT BOND FUND
PORTFOLIO OF INVESTMENTS - MARCH 31, 1999

------------------------------------------------------------------------
QUANTITY ($)            NAME OF ISSUER                  MARKET VALUE (1)
------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (15.7%) (2)
                      U.S. Treasury Strip:
          1,400,000     5.61% effective yield, 5/15/04        $1,071,504
            850,000     6.02% effective yield, 2/15/19           258,468
            700,000     5.82% effective yield, 11/15/09          381,752
            150,000   U.S. Treasury Note, 6.125%, 8/15/07        157,041
                                                           -------------

Total U.S. government securities                               1,868,765
                                                           -------------
    (cost:  $1,858,667)

ASSET-BACKED SECURITIES (14.9%) (2)
                      Advanta Mortgage Loan Trust:
            200,000     1995-3 A5, 7.37%, 2/25/27                202,976
            250,000     1996-1 A7, 7.07%, 3/25/27                251,915
             75,000   Cityscape Home Equity Loan Trust,
                        1996-3 A8, 7.65%, 9/25/25                 74,299
                      ContiMortgage Home Equity Loan Trust:
            249,998     1996-1 A7, 7.00%, 3/15/27                254,371
             75,000     1998-3 A6, 6.08%, 9/15/27                 73,782
            100,000   EQCC Home Equity Loan Trust,
                        Series 1996-1, 6.93%, 3/15/27            101,555
            100,000   EquiVantage, 1996-3 A3, 7.70%, 9/25/27     102,662
                      Green Tree Financial Corp.:
            200,000     1999-1,  A5, 6.11%, 9/1/23               194,687
             75,000     1995-5, 7.25%, 9/15/25                    77,754
             75,000     1997-4, 7.03%, 2/15/29                    74,591
            300,000     1999-1, A6, 6.37%, 3/1/30                290,625
             75,000   Money Store Home Equity Mortgage,
                        7.265%, 7/15/38                           77,371
                                                           -------------

Total asset-backed securities                                  1,776,588
                                                           -------------
    (cost:  $1,758,547)

CORPORATE BONDS & NOTES (20.6%) (2)
            150,000   American General Fin., 5.875%, 12/15/05    146,812
            150,000   Bank One Texas, 6.25%, 2/15/08             149,250
            100,000   Comerica Bank, 7.25%, 6/15/07              105,500
                      Continental Airlines:
             50,000     1999-1B, 6.795%, 8/2/18                   49,859
            250,000     1999-1A, 6.545%, 2/2/19                  248,094
            175,000   Countrywide Capital, 8.00%, 12/15/26       178,062
            200,000   Franchise Fin. Corp., 8.25%, 10/30/03      202,000
            175,000   GM Acceptance Corp., 5.85%, 1/14/09        168,656
            100,000   Omega Health Care Inv., 6.95%, 6/15/02      94,875
            500,000   Security Cap. Ind. Tr., 8.65%, 05/15/16    513,750
            250,000   Service Corp. Int'l., 7.375%, 4/15/04      253,170

------------------------------------------------------------------------
QUANTITY ($)            NAME OF ISSUER                  MARKET VALUE (1)
------------------------------------------------------------------------
            100,000   Summit Properties, Inc., 7.20%, 8/15/07     95,875
             10,000   Toys R Us, Inc., 8.25%, 2/1/17              10,337
             50,000   Trinet Corp. Realty Trust, 7.70%, 7/15/17   46,000
            175,000   Washington Mutual Cap., 8.375%, 6/1/27     190,750
                                                           -------------

Total corporate bonds & notes                                  2,452,990
                                                           -------------
    (cost:  $2,513,158)

MORTGAGE PASS-THROUGH SECURITIES (30.7%) (2)(3)
                      Federal Home Loan Mortgage Corp.:
            176,366     9.00%, 12/1/17                           187,209
             30,070     10.25%, 9/1/09                            32,564
             29,997     10.75%, 3/1/11                            32,820
                      Federal National Mortgage Association:
            218,823     9.00%, 12/1/19                           230,907
            246,475     9.75%, 1/1/13                            269,274
            223,170     10.25%, 8/15/13                          246,810
             88,735     11.00%, 11/1/20                           97,876
                    Government National Mortgage Association:
              8,740     8.75%, 11/15/01                            8,928
             57,716     9.00%, 10/15/06                           60,963
             71,572     9.00%, 9/15/08                            75,998
            103,270     9.00%, 4/15/09                           109,607
             58,508     9.00%, 4/15/09                            62,101
            115,825     9.00%, 4/15/09                           122,955
              7,552     9.00%, 8/15/11                             7,910
            150,091     9.00%, 01/15/17                          157,495
             61,063     9.00%, 8/20/19                            64,171
            118,536     9.00%, 12/15/19                          126,438
             55,054     9.00%, 6/20/21                            57,846
             74,377     9.00%, 12/20/21                           78,162
             16,293     9.25%, 5/15/01                            17,118
             61,356     9.25%, 5/15/10                            64,260
             15,733     9.50%, 3/15/03                            16,634
             87,412     9.50%, 11/15/05                           93,012
             81,741     9.50%, 12/15/09                           87,988
             49,600     9.50%, 2/15/11                            52,003
            136,392     9.50%, 5/20/16                           144,491
            227,054     9.50%, 12/15/17                          245,779
             69,116     9.50%, 9/15/17                            74,014
            158,719     9.50%, 12/15/19                          170,991
              9,863     9.50%, 4/15/20                            10,558
             15,035     9.50%, 9/15/20                            16,085
             33,857     9.50%, 11/15/21                           36,516
              2,703     9.75%, 8/15/02                             2,860
             22,522     10.00%, 8/15/02                           23,862

------------------------------------------------------------------------
QUANTITY ($)            NAME OF ISSUER                  MARKET VALUE (1)
------------------------------------------------------------------------
             44,943     10.00%, 6/15/19                           48,525
             11,344     10.25%, 4/15/01                           11,918
             10,786     10.25%, 4/15/01                           11,332
              8,352     10.50%, 7/15/00                            8,446
             22,725     10.75%, 1/15/01                           23,875
             10,240     11.25%, 10/15/00                          10,355
             23,402     11.75%, 7/15/00                           23,665
             11,570     11.75%, 7/15/01                           12,159
                        Municipal (GNMA collateralized):
             24,000       Bernalillo Multifamily Series 1998A,
                             7.50%,  9/20/20                      25,298
                          Maplewood Multifamily Revenue:
            275,000          Series 1998C-2, 10.00%, 11/1/30     274,901
            118,850          Series 1998D, 6.75%, 4/21/99        118,850
                                                           -------------

Total mortgage pass-through securities                         3,655,529
                                                           -------------
    (cost:  $3,655,525)

COLLATERALIZED MORTGAGE OBLIGATIONS (4.8%) (2)
            350,000   Norwest Asset Securities Corp.
                        Series 1998-19  2A12, 6.75%, 7/25/28     348,009
            225,000   Residential Funding Mortgage Sec.
                        Series 1998-S5  A12, 6.75%, 3/25/28      224,002
                                                           -------------

Total collateralized mortgage obligations                        572,011
                                                           -------------
    (cost:  $575,737)

CLOSED-END MUTUAL FUNDS (4.2%) (2)
             10,000   American Select Portfolio                  121,250
             12,599   American Strategic Income Portfolio (I)    148,826
              9,490   American Strategic Income Portfolio (II)   113,287
             10,309   American Strategic Income Portfolio (III)  119,842
                                                           -------------


Total closed-end mutual funds                                    503,205
                                                           -------------
    (cost:  $475,423)

SHORT-TERM SECURITIES (8.2%) (2)
            450,000   FNMA Discount Note, 4.82%, 4/1/99          450,000
            500,000   GM Acceptance Corp., 4.90%, 4/6/99         499,660
             32,916   Dreyfus Gov't Cash Mgmt. Fund, 4.74%        32,916
                                                           -------------

Total short term securities                                      982,576
                                                           -------------
    (cost:  $982,576)

Total investments in securities
    (cost:  $11,819,633)  (7)                                $11,811,664
                                                           =============


                            See accompanying notes to portfolios of investments.

SIT TAX-FREE INCOME FUND REVIEW
YEAR ENDED MARCH 31, 1999


             SENIOR PORTFOLIO MANAGERS
               MICHAEL C. BRILLEY
               DEBRA A. SIT, CFA

Dear Fellow Shareholders:

   Municipal Bond yields were relatively stable over the past 12 months. The Sit Tax-Free Income Fund provided shareholders a total return of +0.50% for the quarter and +5.30% for the Fund's past fiscal year. Fund net assets increased by $90.2 million over the past three months and by $375.8 million over the fiscal year to a total of $895.4 million at the end of the period. Despite that growth, sector concentrations remain relatively stable compared with a year ago. Sector weightings varied by less than 2.5% over that period in all sectors except Multifamily Mortgage, which decreased by 3.5% to 25.9% of total assets.

   During the past 12 months, investment returns among the various sectors in which the Fund has invested were quite similar with the exception of cash equivalents, which are typically lower because of lower short-term interest rate levels, and the Industrial Revenue Sector, which lagged the portfolio's average return by about -2.5%, and the closed-end mutual fund holdings which exceeded the portfolio's return by more than +4%. The Fund's investments had an average implied duration (i.e., duration is a common measure of the portfolio's interest rate risk) of 6.9 years on 3/31/99 compared with 7.0 years on 12/31/98 and 5.7 years on 3/31/98.

   Bond yields have been in a rising trend for the past six months as leverage has been reduced in bond hedge funds, creating selling pressure in the bond market; individual investors have continued to prefer equity investments; and cash flows from foreign investors have decreased. Continued robust economic growth and rising fuel prices are increasing investor concerns that the Federal Reserve may need to reverse their bias toward lower interest rates that resulted in three interest rate cuts during the latter part of 1998.

   We will continue to focus on the time-tested philosophy that we employ in the management of the Fund to deal with this challenging bond market environment. In summary, we will continue to base our investment decisions on sound fundamental analysis of higher-yielding, intermediate-duration, investment-grade bonds to protect the principal value of your investment. We appreciate your continued support and believe that our approach, which has been successful over many years, will continue to meet your high expectations.


                        INVESTMENT OBJECTIVE AND STRATEGY

      The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing in investment-grade municipal securities.

      Such municipal securities generate interest that is exempt from regular federal income taxes. Of the municipal securities in which the Fund invests, 100% will be rated investment grade at time of purchase. The Adviser does not intend to invest in securities that generate interest income treated as a tax preference for alternative minimum taxable income purposes.


                               PORTFOLIO SUMMARY

                   Net Asset Value 3/31/99:    $10.39 Per Share
                                   3/31/98:    $10.41 Per Share

                          Total Net Assets:   $895.35 Million

                          30-Day SEC Yield:      4.54%
                      Tax Equivalent Yield:      7.52% (1)
                12-Month Distribution Rate:      4.92%
                          Average Maturity:     17.2 Years
           Duration to Estimated Avg. Life:      7.0 Years (2)
                          Implied Duration:      6.9 Years (2)

(1) For individuals in the 39.6% federal tax bracket.
(2) See next page.


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

                                  [BAR CHART]

                  Multifamily Mortgage Revenue   25.9
                  Hospital/Health Care Revenue   23.6
                Single Family Mortgage Revenue   13.8
                                 Other Revenue    7.8
                       Closed-End Mutual Funds    4.5
                        Education/Student Loan    4.3
          Industrial Revenue/Pollution Control    2.5
               Escrowed to Maturity/Pre-Refund    2.0
                                Transportation    1.4
                             Public Facilities    1.0
                            General Obligation    1.0
                        Municipal Lease Rental    0.6
                                       Utility    0.5
                             Sales Tax Revenue    0.1
                  Other Assets and Liabilities   11.0

                           AVERAGE ANNUAL TOTAL RETURNS*                     CUMULATIVE TOTAL RETURNS*
                   --------------------------------------------     ---------------------------------------------
                   Tax-Free      Lipper General        Lehman       Tax-Free      Lipper General        Lehman
                    Income         Muni. Bond       5-Year Muni.     Income         Muni. Bond       5-Year Muni.
                     Fund           Fund Avg.        Bond Index       Fund           Fund Avg.        Bond Index
                   --------------------------------------------     ---------------------------------------------
3 Months             0.50%            0.49%             1.04%           0.50%             0.49%            1.04%
  (not annualized)
1 Year               5.30             4.87              5.71            5.30              4.87             5.71
5 Years              7.50             6.82              6.10           43.56             39.07            34.46
10 Years             7.55             7.68              7.19          107.00            109.65           100.18
Inception            7.55             7.65              6.89          114.79            116.86           101.45
  (9/29/88)

* As of 3/31/99

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/29/88) and held until 3/31/99 would have grown to $21,479 in the Fund or $20,145 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                QUALITY RATINGS

                               (% of Net Assets)

           LOWER OF MOODY'S, S&P, FITCH OR DUFF & PHELPS RATINGS USED.

                                  [PIE CHART]

                                     A    22.9%
                                    AA    15.2%
                                   AAA    21.9%
            Other Assets & Liabilities    11.0%
                                   BBB    29.0%

SIT TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - MARCH 31, 1999

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)         NAME OF ISSUER                                                                                 MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (84.5%) (2)
  ALABAMA (0.1%)
          500,000    Valley Special Care Fac. Fin. Auth. Rev. Series 1997A Lanier Mem. Hosp. Proj. ,
                       5.50%, 11/1/07                                                                                       $524,615
                                                                                                                        ------------
  ALASKA (1.4%)
                     Alaska HFC:
        7,000,000      Gen. Mtg. Rev. 1997 Series A, Zero Coupon, 6.15% Effective Yield on Purchase Date, 12/1/17          2,392,880
        2,150,000      Hsg. Dev. Series 1997A (Multifamily pooled loans), 5.65%, 12/1/20                                   2,198,568
        5,680,000      Mtg. Rev. 1996 Series A, Zero Coupon, 6.45% Effective Yield on Purchase Date, 12/1/27                 965,543
        2,500,000      Mtg. Series 1997A1, 5.50%, 12/1/17                                                                  2,566,800
        4,050,000      Series 1998A1, 5.30%, 12/1/17                                                                       4,093,942
          320,000    AK Industrial Dev. & Export Auth. Rev. Refunding Revolving Fund Series 1993A, 5.60%, 4/1/03             335,619
                                                                                                                        ------------
                                                                                                                          12,553,352
                                                                                                                        ------------
  ARIZONA (0.9%)
                     Maricopa  Co. Industrial Dev. Auth. Multifamily Hsg. Rev.:
        3,000,000      Series 1995A, 6.50%, 10/1/25                                                                        3,188,970
          695,000      Series 1995B, 7.15%, 10/1/25                                                                          728,304
        2,000,000      Series 1997A (Mercy Bond Prop. AZ-I Proj.), 6.25%, 7/1/27                                           2,092,980
          315,000      Series 1997B (Mercy Bond Prop. AZ-I Proj.), 7.25%, 7/1/17                                             335,799
          450,000      Series 1998A (Pines at Camelback Apts. Proj.)(Asset Guaranty insured), 5.40%, 5/1/18                  459,770
        1,070,000    Valley HDC Phoenix Hsg. Rev. 1979 (Roosevelt Plaza) (Section 8), 8.00%, 10/1/20                       1,084,745
                                                                                                                        ------------
                                                                                                                           7,890,568
                                                                                                                        ------------
  ARKANSAS (0.7%)
                     Drew Co. Public Fac. Bd. Single Family Mtg. Rev. Refunding:
          106,828      Series 1993B, 7.75%, 8/1/11                                                                           113,857
          226,615      Series 1993-A2 (FNMA backed), 7.90%, 8/1/11                                                           243,793
          167,551    Jacksonville Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding Series 1993B, 7.75%, 1/1/11           182,236
          162,424    Lonoke Co. Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding 1993B, 7.375%, 4/1/11                   175,793
        1,865,000    Maumelle HDC First Lien Rev. Refunding 1992 Series A (Section 8), 7.875%, 7/1/09                      1,997,378
        2,000,000    Pulaski Co. Public Fac. Board Multifamily Mtg. Rev. Refunding Series 1998A (GNMA
                       collateralized), 5.45%, 12/20/18                                                                    2,036,080
        1,115,000    Saline Co. Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding Series 1992, 7.875%, 3/1/11           1,189,192
                                                                                                                        ------------
                                                                                                                           5,938,329
                                                                                                                        ------------
  CALIFORNIA (3.5%)
                     ABAG Fin. Auth. Certificates of Participation
        1,500,000      Refunding Series 1997A (American Baptist Homes of the West Proj.), 5.85%, 10/1/27                   1,525,890
        1,500,000      Series 1999 (Channing House Proj.), 5.375%, 2/15/19                                                 1,480,965
        1,000,000    Bell  Cmnty. Hsg. Auth. Rev. Series 1995A (Mobilehomes Park Acquisition Proj.), 6.40%, 10/1/15        1,075,780
        2,000,000    CA Dept. of Veterans Affairs Home Mtg. Purchase Rev. Series 1999A, 5.10%, 12/1/19                     1,994,800
        2,250,000    CA Statewide Cmty. Dev. Auth. Apt. Dev. Rev. Refunding Series 1998A4 (Irvine Apts. Proj.)
                       Mandatory Put 5/15/13, 5.25%, 5/15/25                                                               2,255,490
        3,654,000    Camarillo Hsg. Rev. Series 1998A (GNMA collateralized)(Heritage House Proj.), 5.65%, 5/20/33          3,772,682
        1,000,000    Chula Vista Redev. Agency Refunding Tax Allocation Senior Series 1994A (Bayfront-Town
                       Center Redev. Proj.), 7.625%, 9/1/24                                                                1,158,280
                     Corona Single Family Mtg Rev.:
          410,000      Senior Series 1996A, 6.05%, 5/1/27                                                                    419,459
          800,000      Subordinate Series 1996B, 6.30%, 11/1/28                                                              855,744
                     Northern Inyo Co. Hosp. Dist. Rev. Series 1998 (ACA insured):
          275,000      5.15%, 12/1/15                                                                                        273,279
          290,000      5.20%, 12/1/16                                                                                        288,057

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)         NAME OF ISSUER                                                                                 MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                     Foothill / Eastern Transportation Corridor Agy. Toll Rd. Rev Series 1995A Sr. Lien:
        5,000,000      Zero Coupon, 6.04% Effective Yield on Purchase Date, 1/1/15                                         2,231,000
       18,770,000      Zero Coupon, 6.45% Effective Yield on Purchase Date, 1/1/26                                         4,408,322
        2,000,000      Zero Coupon Convertible Bond, 6.10% Effective Yield on Purchase Date, 1/1/07                        1,604,780
        5,000,000      Zero Coupon Convertible Bond, 7.10% Effective Yield on Purchase Date, 1/1/11                        4,212,200
        2,000,000    Glendale Hosp. Rev. Refunding Series 1994 (Verdugo Hills Hosp.), 8.00%, 1/1/12                        2,392,080
          990,000    Upland Hsg. Auth. Multifamily Rev. 1990 Issue A, 7.85%, 7/1/20                                        1,017,126
                                                                                                                        ------------
                                                                                                                          30,965,934
                                                                                                                        ------------
  COLORADO (1.7%)
        1,000,000    Adams Co. HA Mtg. Rev. Series 1996 (Village of Greenbriar Proj.), 6.75%, 7/1/21                       1,077,320
          150,000    Aurora Single Family Mtg. Rev. Refunding Series 1993B, 7.50%, 5/1/11                                    159,007
                     CO HFA Single Family Program Senior:
        2,200,000      Series 1996B-2, 7.45%, 11/1/27                                                                      2,462,592
        1,000,000      Series 1997B-3, 6.80%, 11/1/28                                                                      1,122,810
          500,000      Series 1998A-3, 6.50%, 11/1/29                                                                        559,460
        1,000,000    CO Hlth. Fac. Auth. Hosp. Rev. Series 1998 (Parkview Med. Center, Inc. Proj.), 5.15%, 9/1/13            966,390
        1,000,000    CO Hlth. Fac. Auth. Rev. Series 1998B (Natl. Benevolent Assoc. Proj.), 5.25%, 2/1/18                    973,110
        3,000,000    Highlands Ranch Met. Dist. # 3 G.O. Refunding Series 1998B (ACA insured), 5.25%, 12/1/18              2,967,150
          190,000    LaPlata Co. Southwestern CO Single Family Mtg. Participation Rev. Refunding 1991 Series A,
                       7.375%, 9/1/11                                                                                        197,756
          265,000    Thornton Single Family Mtg. Rev. Refunding 1992 Series A, 8.05%, 8/1/09                                 281,904
          260,000    Vail Single Family Mtg. Rev. Refunding Series 1992, 8.125%, 6/1/10                                      279,438
                     Westminster Golf Course Activity Enterprise Rev. Series 1998:
        1,500,000      5.55%, 12/1/23                                                                                      1,502,265
        1,025,000      5.40%, 12/1/13                                                                                      1,026,568
        1,195,000    Westminster Multifamily Hsg. Rev. Refunding Series 1992 (Ironwood at the Ranch Proj.),
                       7.45%, 12/1/10                                                                                      1,234,710
                                                                                                                        ------------
                                                                                                                          14,810,480
                                                                                                                        ------------
  CONNECTICUT (1.3%)
                     CT Dev. Auth. First Mtg. Gross Rev. Hlth. Care. Proj. Series 1997 (Church Homes Inc.
                       Avery Proj.):
          640,000      5.70%, 4/1/12                                                                                         643,878
        3,000,000      5.80%, 4/1/21                                                                                       3,029,460
        5,000,000    CT Dev. Auth. Life Care Fac. Rev. Refunding Series 1998 (Seabury Proj.)(Asset Guaranty insured),
                       5.00%, 9/1/15                                                                                       4,890,250
        1,000,000    CT HFA Hsg. Multifamily Mtg. Series 1995E1, 6.30%, 5/15/17                                            1,066,590
          525,000    CT Resource Recovery Auth. Series 1985A (Bridgeport Resco Proj.), 7.625%, 1/1/09                        545,842
        2,000,000    Mashantucket Western Pequot Tribe Subordinated Special Rev. Series 1999B, Zero Coupon,
                       5.05% Effective Yield on Purchase Date, 9/1/09                                                      1,156,280
                                                                                                                        ------------
                                                                                                                          11,332,300
                                                                                                                        ------------
  DELAWARE (0.2%)
       16,825,000    DE EDA Multifamily Rev. 1985 (GNMA collateralized) (Valley Stream Apts. Proj.)
                       Zero Coupon, 8.10% Effective Yield on Purchase Date, 12/20/27                                       1,481,777
                                                                                                                        ------------

  DISTRICT OF COLUMBIA (0.2%)
        1,500,000    District of Columbia HFA Multifamily Hsg. Refunding Rev. Series 1992C (FHA
                       insured) (Chastleton Dev.), 6.95%, 7/1/27                                                           1,595,835
                                                                                                                        ------------

                            See accompanying notes to portfolios of investments.

SIT TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - MARCH 31, 1999

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)         NAME OF ISSUER                                                                                 MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
  FLORIDA (0.7%)
          820,000    Escambia Co. Hlth. Fac. Auth. Rev. Series 1997 (Azalea Trace, Inc. Proj.), 5.60%, 1/1/05                858,761
        1,370,000    FL HFC Hsg. Rev. Refunding Series 1998O (Hunters Ridge At Deerwood Apts. Proj.), 5.25%, 12/1/18       1,371,082
        1,000,000    Jacksonville Hlth. Fac. Auth. Industrial Dev. Rev. Series 1996A (Natl. Benevolent-Cypress
                       Village Proj.), 6.25%, 12/1/26                                                                      1,055,560
        2,895,000    Miami-Dade Co. Special Hsg. Rev. Refunding Series 1998 (Section 8), 5.30%, 10/1/05                    2,978,260
                                                                                                                        ------------
                                                                                                                           6,263,663
                                                                                                                        ------------
  GEORGIA (1.1%)
          780,000    Cobb Co. HA Multifamily Rev. Refunding Series 1992A  (Signature Place Project),
                       6.875%, 10/1/17                                                                                       819,242
        1,295,000    Dekalb Co. Multifamily Hsg. Rev. Series 1998 (Spring Chase Apts. Proj.)(FNMA backed),
                       5.25%, 11/1/19                                                                                      1,310,139
                     Dekalb Co. Hsg. Auth. Multifamily Hsg. Rev. (Regency Woods I & II):
        1,640,000      Senior Series 1996A, 6.375%, 1/1/11                                                                 1,741,942
        1,340,000      Subordinate Series 1996C, 7.25%, 1/1/26                                                             1,408,809
        4,250,000    Fulton Co. Non-Profit Elderly Rev. Series 1998  (Campbell Stone Buckhead Personal Care
                       Fac. Proj.) (GNMA collateralized), 7.75%, 11/20/39                                                  4,982,317
                                                                                                                        ------------
                                                                                                                          10,262,449
                                                                                                                        ------------
  HAWAII (0.4%)
        1,170,000    Hawaii Dept. of Budget and Finance Special Purpose Rev. Series 1998,
                       (Wilcox Memorial Hosp. Proj.), 5.25%, 7/1/13                                                        1,134,526
        1,400,000    Hawaii St. Hsg. Fin. & Dev. Corp. Single Family Mtg. Purchase Series 1997B, 5.45%, 7/1/17             1,436,372
        1,220,000    Honolulu Mtg. Rev. Ref. Series 1996A (Hale-Pauahi Proj.)(FHA insured)
                       (MBIA insured), 6.80%, 7/1/28                                                                       1,318,136
                                                                                                                        ------------
                                                                                                                           3,889,034
                                                                                                                        ------------
  IDAHO (0.1%)
        1,200,000    ID Hlth. Fac. Auth. Rev. Refunding & Imprv. Series 1998 (Bannock Reg. Med. Ctr. Proj.),
                       5.25%, 5/1/14                                                                                       1,207,008
                                                                                                                        ------------

  ILLINOIS (7.7%)
        2,320,000    Chicago Metropolitan HDC Mtg. Rev. Refunding Series 1992A
                       (FHA insured) (Section 8), 6.70%, 7/1/12                                                            2,520,030
        2,325,000    Chicago Res. Mtg. Rev. Refunding Series 1992B (MBIA insured) Zero Coupon, 7.30% Effective
                       Yield on Purchase Date, 10/1/09                                                                     1,133,554
        2,000,000    Collinsville (City of) Madison Co. Industrial Dev. Rev. Refunding (Drury
                       Inn-Collinsville Proj.) Series 1993, 6.00%, 11/1/04                                                 2,058,920
        1,755,000    IL DFA Elderly Hsg. Rev. Refunding Series 1995A (Pontiac Towers Proj.)
                       (Section 8), 6.65%, 10/1/09                                                                         1,869,970
                     IL DFA Refunding & New Money Rev. (Cmty. Rehab. Providers Fac. Acquisition Program):
        9,575,000      Series 1997A, 6.00%, 7/1/15                                                                         9,862,154
        1,000,000      Series 1997A, 6.05%, 7/1/19                                                                         1,033,450
        1,200,000      Series 1997C, 5.65%, 7/1/19                                                                         1,197,012
        4,250,000      Series 1998A, 5.70%, 7/1/19                                                                         4,223,353
        2,175,000      Series 1998A, 5.50%, 7/1/12                                                                         2,172,760
                     IL Educ. Fac. Auth. Rev.:
        6,000,000      Series 1994 (Lewis University Proj.), 6.00%, 10/1/24                                                6,130,620
        1,115,000      Series 1998B (Midwestern University Proj.), 5.50%, 5/15/18                                          1,112,313
        1,000,000      Series 1998 (Augustana College Proj.), 5.00%, 10/1/13                                                 978,810
        1,500,000      Series 1998 (Augustana College Proj.), 5.25%, 10/1/18                                               1,455,480
        3,000,000    IL HDA Elderly Hsg. Rev. Series 1992C (Village Ctr.) (Section 8), 6.85%, 3/1/20                       3,171,870
                     IL HDA Multifamily Hsg. Rev.:

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)         NAME OF ISSUER                                                                                 MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                       Refunding 1992 Series A (Section 8):
        2,150,000        6.65%, 7/1/04                                                                                     2,306,370
        1,545,000        7.00%, 7/1/10                                                                                     1,673,467
                       Refunding 1991 Series C (Section 8):
          260,000        7.35%, 7/1/11                                                                                       276,099
          100,000        7.40%, 7/1/23                                                                                       106,297
                     IL Hlth. Fac. Auth. Rev.:
                       Refunding Series 1993 (Lutheran Social Svcs. IL):
          610,000        5.70%, 8/15/00                                                                                      623,017
          475,000        5.80%, 8/15/01                                                                                      490,338
          525,000        6.00%, 8/15/03                                                                                      552,804
          545,000        6.10%, 8/15/04                                                                                      579,967
        1,350,000      Refunding Series 1992 Prerefunded (Mercy Ctr. for Hlth. Care Svcs.), 6.625%, 10/1/12                1,494,734
        1,000,000      Refunding Series 1994 (Passavant Memorial Area Hospital Assn.), 5.95%, 10/1/11                      1,082,000
                       Series 1994-1996 (St. Elizabeth's Hosp. of Chicago, Inc.):
        1,000,000        Series 1994 Prerefunded, 7.625%, 7/1/10                                                           1,181,060
          700,000        Series 1996, 6.25%, 7/1/10                                                                          749,168
        1,215,000        Series 1996, 6.25%, 7/1/16                                                                        1,287,475
        5,500,000      Series 1997A (Friendship Village of Schaumburg Proj.), 5.25%, 12/1/18                               5,322,735
        2,500,000      Refunding Series 1998 (Midwest Physician Group Ltd. Proj.), 5.375%, 11/15/08                        2,552,575
        1,000,000      Refunding Series 1998 (Centegra Hlth. Proj.), 5.25%, 9/1/18                                           970,350
          970,000    IL Industrial Control Fin. Auth. Rev. Series 1977 (Commonwealth Edison Co. Proj.),
                       5.875%, 5/15/07                                                                                       971,785
        2,000,000    Roselle Multifamily Hsg. Rev. Refunding Series 1994A (GNMA collateralized)
                       (Waterbury Apts.)  (FHA insured), 7.00%, 1/1/25                                                     2,185,180
        5,250,000    Southwestern IL Dev. Auth. Local Govt. Prog. Rev. Series 1998-A (City of East St. Louis
                       Tax Increment Financing Proj.), 6.00%, 4/1/10                                                       5,235,405
          560,000    Urbana Res. Mtg. Rev. Refunding 1991 Series B Zero Coupon, 7.39% Effective Yield on
                       Purchase Date, 3/1/07                                                                                 319,150
                                                                                                                        ------------
                                                                                                                          68,880,272
                                                                                                                        ------------
  INDIANA (6.2%)
        1,000,000    East Chicago Multi School Bldg. Corp. First Mtg. Series 1996 Prerefunded, 6.50%, 1/15/16              1,155,770
                     Elkhart Co. Hosp. Auth. Rev.:
        1,800,000      Series 1992 (Goshen Hosp. Proj.), 7.25%, 7/1/05                                                     1,947,186
        4,000,000      Series 1998 (Elkhart General Hosp., Inc. Proj.), 5.25%, 8/15/18                                     3,923,480
        2,165,000    Elkhart HFC Multifamily Mtg. Rev. Series 1996A (Section 8 Assisted
                       Proj.) (Stratford Commons), 6.00%, 11/1/10                                                          2,271,431
                     IN Bond Bank Special Prgm.:
        2,130,000      Series 1997C (Pittsboro Wastewater Treatment Plant Proj.), 5.70%, 8/1/17                            2,231,495
        1,500,000      Series 1997B (Hendrick's Co. Redev. Auth.-Pittsboro Proj.)(LOC Canadian Imperial Bank),
                       6.20%, 2/1/23                                                                                       1,629,615
        2,850,000    IN DFA Educ. Fac. Rev. Series 1997 (Park Tudor Foundation Proj.), 6.00%, 6/1/22                       3,046,622
                     IN Educ. Fac. Auth. Educ. Fac. Rev. Series 1992 (Manchester College Proj.):
          250,000      6.50%, 10/1/05                                                                                        267,948
          305,000      6.60%, 10/1/06                                                                                        326,844
          175,000      6.85%, 10/1/18                                                                                        187,115
                     IN Hlth. Fac. Fin. Auth. Hosp. Rev.:
                       Series 1991 Prerefunded (Jackson Co. Schneck Mem. Hosp. Proj.):
        1,200,000        7.50%, 2/15/05                                                                                    1,339,632
        2,000,000        7.50%, 2/15/22                                                                                    2,232,720
                       Series 1992 (Fayette Mem. Hosp. Proj.):
          250,000        7.00%, 10/1/02                                                                                      264,855

                            See accompanying notes to portfolios of investments.

SIT TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - MARCH 31, 1999

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)         NAME OF ISSUER                                                                                 MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
          295,000        7.10%, 10/1/03                                                                                      314,800
          315,000        7.20%, 10/1/04                                                                                      339,138
          340,000        7.25%, 10/1/05                                                                                      366,027
          365,000        7.25%, 10/1/06                                                                                      392,941
          390,000        7.30%, 10/1/07                                                                                      420,467
          420,000        7.30%, 10/1/08                                                                                      452,810
                       Series 1992 Prerefunded (Floyd Mem. Hosp. Proj.):
          460,000        6.75%, 2/15/06                                                                                      503,833
          595,000        6.80%, 2/15/07                                                                                      652,501
        2,000,000      Series 1992 (Mem. Hosp. & Hlth. Care Ctr. Proj.), 7.35%, 3/1/12                                     2,136,100
        1,500,000      Refunding Series 1998 (Floyd Mem. Hosp. & Hlth. Svcs. Proj.), 5.40%, 2/15/18                        1,515,885
        3,750,000      Refunding Series 1998 (Jackson Co. Schneck Proj.), 5.125%, 2/15/17                                  3,619,988
                       Refunding Series 1998 (Marquette Manor Proj.):
          620,000        4.75%, 8/15/09                                                                                      595,888
        2,000,000        5.00%, 8/15/18                                                                                    1,879,340
        1,220,000      Series 1998 (Governor Daviess Co. Hosp. Proj.) (Asset Guaranty insured), 5.00%, 1/1/14              1,196,210
        1,485,000      Series 1999A (Deaconess Hosp. Obligated Group), 5.75%, 3/1/19 (6)                                   1,520,982
          595,000    IN HFA  Home Mtg. Prog. Series 1990F-1 (GNMA collateralized), 7.50%, 1/1/16                             624,119
                     IN Hlth. Fac. Fin. Auth. Rev. Refunding Series 1998 (Greenwood Village South Proj.):
          600,000      5.00%, 5/15/03                                                                                        608,688
          140,000      5.15%, 5/15/04                                                                                        142,222
          150,000      5.25%, 5/15/06                                                                                        151,990
          170,000      5.35%, 5/15/08                                                                                        172,054
          900,000    IN HFA Single Family Mtg. Rev. Series 1997C-2 (GNMA/FNMA collateralized), 5.70%, 7/1/16                 942,678
        2,750,000    Indianapolis Econ. Dev. Refunding & Imprv. Rev. Series 1992 (Natl. Benevolent
                       Assn.-Robin Run Village Proj.), 7.25%, 10/1/10                                                      2,971,952
                     Indianapolis Econ. Dev. Rev. (Willowbrook Apts. Proj.):
        2,000,000      Senior Series 1996A, 6.50%, 7/1/16                                                                  2,128,360
        1,340,000      Subordinate Series 1996C, 7.125%, 7/1/26                                                            1,402,096
        4,000,000    La Porte Co. Hosp. Auth. Fac. Rev. Refunding Series 1993, 6.00%, 3/1/23                               4,124,040
          810,000    Marion HC Mtg. Rev. Refunding Series 1994 (Hilltop Towers Project)(Section 8), 6.90%, 10/1/10           861,459
        2,250,000    St. Joseph Co. Hosp. Auth. Hlth. Fac. Rev. Series 1999 (Madison Center, Inc. Proj.),
                       5.45%, 2/15/12                                                                                      2,219,985
        2,250,000    St. Joseph Co. Econ. Dev. Rev. Refunding Series 1997 (Madison Center, Inc. Proj.),
                       5.45%, 2/15/17                                                                                      2,222,033
                                                                                                                        ------------
                                                                                                                          55,303,299
                                                                                                                        ------------
  IOWA (1.1%)
        1,480,000    IA Fin. Auth. SF Mtg. Series 1997A, 5.80%, 7/1/16                                                     1,551,721
        1,500,000    IA Fin. Auth. Small Business Dev. Refunding Rev. Series 1992 (University Civic Ctr. Court
                       Assn. Proj.), 7.40%, 3/1/17                                                                         1,641,765
                     IA Fin. Auth. Hlth. Care Fac. Rev. Series 1997 (Natl. Benevolent Assn.- Ramsey Home Proj.):
        1,430,000      6.15%, 5/1/17                                                                                       1,494,936
        2,420,000      6.35%, 5/1/27                                                                                       2,558,255
        1,130,000    IA Fin. Auth. Multifamily Hsg. Rev. Refunding Series 1997A (Kingswood Apts. Proj.)
                       (GNMA-collateralized), 6.15%, 5/1/32                                                                1,192,478
        1,500,000    Ottumwa Hosp. Rev. Refunding Series 1993 (Ottumwa Regional Hlth. Ctr.), 6.00%, 10/1/10                1,548,540
                                                                                                                        ------------
                                                                                                                           9,987,695
                                                                                                                        ------------
  KANSAS (0.3%)
          110,000    Geary Co. Single Family Mtg. Rev. 1980 (FGIC insured), 10.75%, 4/1/12                                   113,943
        2,060,000    Kansas City Single Family Mtg. Rev. Series 1982A Zero Coupon, 11.23% Effective Yield on
                       Purchase Date, 11/1/14                                                                                374,775

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)         NAME OF ISSUER                                                                                 MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                     Newton Hosp. Rev. Refunding Series 1998A (Newton Medical Ctr. Proj.):
          425,000      5.13%, 11/15/06                                                                                       435,339
          445,000      5.20%, 11/15/07                                                                                       457,579
          250,000      5.25%, 11/15/08                                                                                       257,699
          300,000      5.70%, 11/15/18                                                                                       299,999
        1,915,000    Olathe & Labette Cos. Mtg. Loan Rev. 1991 Series B (GNMA collateralized) Zero Coupon, 7.56%
                       Effective Yield on Purchase Date, 2/1/23                                                              333,095
                                                                                                                        ------------
                                                                                                                           2,272,429
                                                                                                                        ------------
  KENTUCKY (0.4%)
        1,500,000    Jefferson Co. First Mtg. Rev. Series 1994 (Christian Church Homes Proj.), 6.00%, 11/15/09             1,565,985
        2,000,000    KY Econ. Dev. Fin. Auth. Hosp. Sys. Rev. Series 1997 (Appalachian Regional Hlthcare. Proj.),
                       5.85%, 10/1/17                                                                                      2,040,320
                                                                                                                        ------------
                                                                                                                           3,606,305
                                                                                                                        ------------
  LOUISIANA (2.7%)
          690,000    Calcasieu Parish Industrial Dev. Rev. 1975 (Cities Service Co. Proj.), 7.80%, 12/1/05                   693,602
          400,000    Calcasieu Parish Public Trust Auth. Mtg. Rev. Refunding 1992 Series B, 6.875%, 11/1/12                  425,496
        5,650,000    Denham Springs/Livingston HMFA Residual Rev. Series 1992C Zero Coupon,
                       7.65% Effective Yield on Purchase Date, 7/10/14                                                     1,845,685
                     East Baton Rouge MFA Single Family Mtg. Rev. Refunding:
       23,045,000      Series 1997C-1 Senior Bonds, Zero Coupon, 5.85% Effective Yield on Purchase Date, 10/1/30           3,821,783
        1,415,000      Series 1997C-3 Subordinate Bonds,  5.65%, 10/1/18                                                   1,453,346
        4,000,000    Houma-Terrebonne Public Trust Fin. Auth. Residual Rev. Series 1992C Zero Coupon, 7.60%
                       Effective Yield on Purchase Date, 7/10/14                                                           1,305,000
          850,000    LA HFA Residual Lien Refunding Mtg. Rev. Series 1992, 7.375%, 9/1/13                                    899,453
          181,343    LA PFA Single Family Mtg. Purchase Rev. Series 1992 (Lafayette PTFA Mtg. Acquisition),
                       7.50%, 10/1/15                                                                                        193,947
                     LA PFA Rev. Multifamily Hsg. Rev.:
        1,290,000      Series 1991 (VOA Hsg. Corp.) (Asset Guaranty insured), 7.25%, 11/1/04                               1,377,617
        3,890,000      Series 1991 (VOA Natl. Hsg. Corp.) (Asset Guaranty insured), 7.75%, 11/1/16                         4,168,991
                     LA PFA Single Family Mtg. Rev. Refunding:
        1,000,000      Series 1997B (GNMA collateralized), 5.625%, 8/1/17                                                  1,036,800
        3,080,000      Series 1997B (GNMA collateralized), 5.75%, 8/1/31                                                   3,186,476
          825,000      Series Sr. Lien 1994A (VOA Willows Affordable Hsg. Corp.), 7.00%, 6/1/24                              908,597
          925,000    Monroe - McKeen Plaza HDC Multifamily Hsg. Rev. Refunding Series
                       1994A (Murray Plaza Apts.) (Section 8), 6.80%, 2/1/12                                                 979,520
        1,550,000    Orleans Levee Dist. Improvement Serial and Term Receipts Series 1995A (FSA insured),
                       5.95%, 11/1/14                                                                                      1,695,669
                                                                                                                        ------------
                                                                                                                          23,991,982
                                                                                                                        ------------
  MAINE (0.1%)
        1,000,000    South Berwick Educ. Rev. Series 1998 (Berwick Academy Issue), 5.25%, 8/1/13                             992,970
                                                                                                                        ------------

  MASSACHUSETTS (1.6%)
        1,000,000    Boston Industrial Dev. Fin. Auth. Series 1997A (FHA insured-Boston
                       Alzheimers Center Proj.), 5.90%, 2/1/22                                                             1,054,060
                     MA Dev. Finance Agency Rev.:
        1,240,000      Series 1998 (Regis College Issue Proj.), 5.25%, 10/1/18                                             1,194,591
        2,510,000      Series 1998 (YMCA Of Greater Boston Proj.), 5.35%, 11/1/19                                          2,463,816
        1,000,000      Series 1999 (Eastern Nazarene College Issue), 5.625%, 4/1/19                                        1,003,900
                     MA Hlth. & Educ. Fac. Auth. Rev.:

                            See accompanying notes to portfolios of investments.

SIT TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - MARCH 31, 1999

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)         NAME OF ISSUER                                                                                 MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                       Series 1998A (Vinfen Corp. Proj.) (ACA insured):
          440,000        5.10%, 11/15/11                                                                                     431,552
          310,000        5.20%, 11/15/12                                                                                     304,054
          485,000        5.30%, 11/15/13                                                                                     477,604
        1,365,000      Series 1998B (Cape Cod Hlth. Care Proj.), 5.25%, 11/15/13                                           1,352,005
        1,000,000      Series 1998C (Milford-Whitinsville Regional Hosp. Issue), 5.75%, 7/15/13                            1,021,570
        1,500,000      Series 1999A (Caritas Christi Obligated Group Issue), 5.70%, 7/1/15                                 1,512,645
                     MA Industrial Finance Agency:
          750,000      Rev. Refunding Series 1992A (Ogden Haverhill Proj.), 4.95%, 12/1/06                                   755,183
        1,000,000      Rev. Refunding Series 1997A (Chelsea Jewish Nursing Home Proj.)(FHA insured), 6.50%, 8/1/37         1,115,140
        1,000,000      Rev. Series 1998A (University Commons Nursing Care Ctr. Proj.)(FHA insured), 6.65%, 8/1/38          1,114,250
          700,000      Rev. Series 1998 (Belmont Hill School Issue) 5.15%, 9/1/13                                            700,000
                                                                                                                        ------------
                                                                                                                          14,500,370
                                                                                                                        ------------
  MICHIGAN (2.5%)
        1,305,000    Detroit Econ. Dev. Corp. Limited Obligation Rev. Refunding Series 1992 (E.H. Associates
                       Ltd. Partnership Proj.), 7.00%, 6/1/12                                                              1,364,312
        1,585,000    Flint Hosp. Bldg. Auth. Rev. Refunding Series 1998A (Hurley Medical Ctr. Proj.),
                       5.25%, 7/1/16                                                                                       1,508,682
        4,260,000    MI HDA Rental Hsg. Rev. Series 1992A, 6.60%, 4/1/12                                                   4,576,518
          665,000    MI Hosp. Fin. Auth. Hosp. Rev. and Refunding Series 1998 (Chelsea Cmty. Hosp.
                       Proj.), 5.35%, 5/15/13                                                                                648,874
        3,000,000    MI Higher Educ. Fac. Auth. Ltd. Obligation Rev. & Rev. Refunding Series 1998 (Thomas M.
                       Cooley Law School Proj.) (LOC First of America Bank), 5.35%, 5/1/15                                 3,035,430
          700,000    MI State Hosp. Fin. Auth. Rev. Series 1997 (Presbyterian Vlgs. of Mich. Oblig. Group Proj.),
                       6.375%, 1/1/15                                                                                        743,505
        1,500,000    MI State Hsg. Dev. Auth. Ltd. Obligation Series 1999 (GNMA collateralized) (Arbor Pointe
                       Townhomes), 5.30%, 12/20/28                                                                         1,499,865
        1,600,000    MI Strategic Fund Ltd. Obligation Rev. Series 1997A (NSF Intl. Proj.) (LOC First Bank
                       of America), 5.75%, 8/1/19                                                                          1,670,304
        2,260,000    Southfield Econ. Dev. Corp. Ltd. Obligation Rev. Series 1998A (Lawrence Tech. Univ. Proj.),
                       5.25%, 2/1/13                                                                                       2,244,474
        1,645,000    Tri City Village HC Mtg. Refunding Multifamily Tri City Apts. Series 1992A (Section 8)
                       (FNMA backed), 7.75%, 8/15/23                                                                       1,793,461
        2,750,000    Troy City EDC Econ. Dev. Rev. Refunding Series 1992 (Drury Inn-Troy Proj.)
                       (Lincoln Natl. Corp.), 6.75%, 10/1/12                                                               2,978,608
                                                                                                                        ------------
                                                                                                                          22,064,033
                                                                                                                        ------------
  MINNESOTA (1.2%)
        1,000,000    Carver Co. HRA Multifamily Rev. Series 1997A (Waybury Apts. Proj.), 5.875%, 8/1/27                    1,031,560
        1,430,000    Dakota Co. HRA Multifamily Mtg. Rev. Refunding Series 1997A (Park Place
                       Apts. Proj.)(GNMA Collateralized), 6.875%, 2/20/32                                                  1,577,433
          740,000    Hopkins Multifamily Hsg. Rev. Series 1996 (Hopkins Renaissance Proj.)(Section 8),
                       6.375%, 4/1/20                                                                                        792,829
        1,250,000    MN HFA  Single Family Mtg. Series 1998A, 5.20%, 1/1/17                                                1,265,838
        1,533,197    Moorhead Single Family Mtg. Rev. Refunding Series 1992B, 7.00%, 8/1/11                                1,536,585
        2,500,000    Plymouth Multifamily Hsg. Dev. Rev. Refunding Series 1996A (GNMA collateralized)
                       (Fox Forest Apts. Proj.), 8.05%, 6/20/31                                                            2,888,550
        1,755,000    South Washington Co. ISD #833, (Cottage Grove) Lease Refunding Series 1998 (Asset
                       Guaranty insured), 5.25%, 12/1/14                                                                   1,807,317
                                                                                                                        ------------
                                                                                                                          10,900,112
                                                                                                                        ------------
  MISSISSIPPI (1.3%)
        1,685,000    Jones Co. Hosp. Rev. Series 1997 (South Central Regional Med. Ctr. Proj.), 5.50%, 12/1/17             1,657,080
          500,000    Lincoln Co. Hosp. Rev. Refunding Series 1998A (Kings Daughter Hosp. Proj.),
                       5.20%, 4/1/08                                                                                         515,215

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)         NAME OF ISSUER                                                                                 MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
        2,000,000    MS Business Fin. Corp. Hlth. Fac. Rev. Series 1998 (Rush Medical Fdn., Proj.), 5.125%, 7/1/08         1,978,820
                     MS Hosp. Equip. and Fac. Auth. Rev. (Rush Medical Fdn. Proj.):
        3,045,000      Refunding Series 1997A, 6.00%, 1/1/16                                                               3,119,146
        1,500,000      Series 1997B, 6.00%, 1/1/16                                                                         1,536,525
        6,435,000    MS Home Corp. Residual Rev. Series 1992-II Zero Coupon, 7.38% Effective Yield
                       on Purchase Date, 4/15/12                                                                           2,553,858
          605,000    MS Home Corp. Single Family Mtg. Rev. Series 1995G (GNMA collateralized), 6.10%, 6/1/16                 625,661
                                                                                                                        ------------
                                                                                                                          11,986,305
                                                                                                                        ------------
  MISSOURI (1.8%)
        1,000,000    Kansas City Port Hlth. Series 1995A (Riverfront Park Proj.), 5.75%, 10/1/00                           1,026,410
                     MO. Hlth. & Educ. Fac. Auth. Rev.:
          545,000      Series 1998 (Southwest Baptist University Proj.) (ACA insured), 5.40%, 10/1/14                        557,524
        1,000,000      Series 1999 (Rockhurst Univ.) (Asset Guaranty insured), 5.10%, 10/1/19                              1,000,140
                     MO. HDC Single Family Rev. (GNMA collateralized):
        2,930,000      Series 1999B-1, 5.30%, 3/1/19                                                                       2,965,922
        1,970,000      Series 1997C-1, 6.55%, 9/1/28                                                                       2,185,262
        1,065,000    St. Louis Co.  Industrial Dev. Auth. Hsg. Rev. Refunding Series 1995 (South Point Apts. and
                       Hunter's Ridge Apts. Proj.), 7.875%, 1/1/25                                                         1,151,670
        3,265,000    St. Louis Co. Industrial Dev. Auth. Residential Care Fac. Rev. Series 1997A1 (Richmond
                       Terrace Ctr. Proj.)(GNMA collateralized), 8.00%, 12/20/37                                           3,869,972
           40,000    St. Louis Co. Single Family Res. Mtg. Series 1984 (MBIA insured), 6.75%, 4/1/10                          42,686
                     St. Louis Industrial Dev. Auth. Tax-Exempt Impt. Rev. Series 1998 (St. Louis Zoo Fdn.)(LOC
                       Nationsbank):
        1,000,000      5.10%, 8/15/12                                                                                      1,010,780
          800,000      5.15%, 8/15/13                                                                                        807,888
        1,000,000    St. Louis Muni Fin. Corp. Leasehold Rev. Refunding Series 1993A. 5.85%, 7/15/09                       1,053,010
                                                                                                                        ------------
                                                                                                                          15,671,264
                                                                                                                        ------------
  MONTANA (0.2%)
                     Crow Finance Auth. Tribal Purpose Revenue Series 1997A:
        1,000,000      5.70%, 10/1/27                                                                                      1,029,460
          870,000      5.65%, 10/1/17                                                                                        894,282
                                                                                                                        ------------
                                                                                                                           1,923,742
                                                                                                                        ------------
  NEBRASKA (1.1%)
                     Madison Co. Hosp. Auth. No. 1 Hosp. Rev. & Refunding Series 1998 (Faith Reg'l. Hlth.
                       Svcs. Proj.) (Asset Guaranty insured):
        1,000,000        5.20%, 7/1/13                                                                                     1,006,080
        4,000,000        5.35%, 7/1/18                                                                                     4,022,240
        4,350,000    Scotts Bluff Co. Hosp. Auth. #1 Rev. Series 1998 (Reg'l West Med. Ctr. Proj.),
                         5.125%, 11/15/12                                                                                  4,305,630
                                                                                                                        ------------
                                                                                                                           9,333,950
                                                                                                                        ------------
  NEVADA (0.9%)
                     NV Hsg. Div. SF Mtg. Program:
        1,700,000      Sr. Series 1998B-1, 5.25%, 10/1/17                                                                  1,718,411
        1,595,000      Sr. Series 1995A-1, 6.45%, 10/1/18                                                                  1,707,272
        1,050,000      Mezzanine Series 1998B-1, 5.30%, 4/1/16                                                             1,073,730
          800,000      Mezzanine Series 1999A-1, 5.10%, 10/1/17                                                              796,024
        1,495,000      Mezzanine Series 1999B-1, 5.15%, 10/1/17                                                            1,485,836
                     Reno Redev. Agency Subordinate Tax Allocation and Rev. Refunding Series 1995A:
          400,000      6.00%, 6/1/08                                                                                         428,256
        1,000,000      6.125%, 6/1/12                                                                                      1,063,910
                                                                                                                        ------------
                                                                                                                           8,273,439
                                                                                                                        ------------

                            See accompanying notes to portfolios of investments.

SIT TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - MARCH 31, 1999

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)         NAME OF ISSUER                                                                                 MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
  NEW HAMPSHIRE (2.2%)
                     NH Higher Educ. & Hlth. Fac. Auth. Rev.:
          620,000      Series 1997 (Catholic Charities Issue), 5.75%, 8/1/12                                                 625,958
        6,500,000      Series 1993 (Nashua Memorial Hosp. Proj.), 6.00%, 10/1/23                                           6,823,895
        2,500,000      Series 1997 (Androscoggin Valley Hosp.Proj.), 5.80%, 11/1/27                                        2,604,250
        5,110,000    NH HFA Single Family Res. Mtg. 1982 Series A Zero Coupon, 11.75% Effective Yield on
                       Purchase Date, 1/1/14                                                                               1,486,090
                     NH Higher Educ. & Hlth. Fac. Auth. Rev.:
        1,085,000      Series 1998 (New Hampton School), 5.00%, 10/1/08                                                    1,076,103
        2,170,000      Series 1998 (River College Proj.), 5.55%, 1/1/18                                                    2,167,288
        5,075,000      Series 1998 (Cheshire Med. Ctr. Proj.), 5.125%, 7/1/18                                              4,902,907
                                                                                                                        ------------
                                                                                                                          19,686,491
                                                                                                                        ------------
  NEW JERSEY (0.5%)
                     NJ EDA Rev. Refunding Bonds Series 1997A (Harrogate, Inc. Proj.):
          400,000      5.55%, 12/1/07                                                                                        416,804
        1,225,000      5.875%, 12/1/26                                                                                     1,245,666
                     NJ EDA First Mtg. Rev. Series 1998C (Fellowship Village Proj.):
          410,000      4.95%, 1/1/06                                                                                         408,249
          155,000      5.05%, 1/1/07                                                                                         154,487
          250,000      5.15%, 1/1/08                                                                                         248,225
          335,000      5.20%, 1/1/09                                                                                         334,923
          440,000      5.25%, 1/1/10                                                                                         437,752
        1,050,000    NJ Hlth. Care Fac. Financing Auth. Rev. Refunding Series 1997A (Christian Hlth. Care
                       Center Proj.), 5.50%, 7/1/18                                                                        1,035,195
                                                                                                                        ------------
                                                                                                                           4,281,301
                                                                                                                        ------------
  NEW MEXICO (1.0%)
          355,000    Chaves Co. Hosp. Rev. Series 1992 Prerefunded (Eastern NM Med. Ctr. Proj.), 7.25%, 12/1/10              401,143
          454,000    Hobbs Single Family Mtg. Rev. Refunding Series 1992, 8.75%, 7/1/11                                      500,163
          865,000    NM Hosp. Equip. Loan Council Equip. & Imprv. Rev. Refunding Series 1996 (Rehoboth McKinley
                       Hosp.), 6.30%, 8/1/10                                                                                 917,506
        1,090,000    NM MFA Single Family Mtg. Purchase Refunding Senior Series 1992-A2, 6.85%, 7/1/12                     1,153,078
        4,000,000    NM MFA Forward Mortgage-Backed Series 1995E (GNMA collateralized), 6.95%, 1/1/26                      4,554,000
        1,215,000    Sante Fe Educ. Fac. Rev. Series 1998 (St. Johns College Proj.), 5.40%, 3/1/17                         1,206,677
          525,000    Sante Fe Educ. Fac. Imprv. & Refunding Rev. Series 1997 (College of Sante Fe Proj.),
                       6.00%, 10/1/13                                                                                        559,871
                                                                                                                        ------------
                                                                                                                           9,292,438
                                                                                                                        ------------
  NEW YORK (0.5%)
        1,045,000    Allegany Co. Industrial Dev. Agency Civic Fac. Rev. Series 1998 (Alfred Univ. Civic Facility
                         Proj.), (MBIA insured), 5.25%, 8/1/09                                                             1,118,056
        1,000,000    NY Dorm Auth. Hosp. Rev. Series 1998 (FHA insured) (St. James Mercy
                       Hosp. Proj.), 5.25%, 2/1/18                                                                         1,010,630
        1,385,000    Ulster Co. Industrial Dev. Agency Civic Fac. Rev. Series 1998A (Mid-Hudson Family Hlth.
                       Svcs. Inst., Inc. Proj.), 5.30%, 7/1/16                                                             1,397,742
        1,000,000    Westchester Co. Industrial Dev. Agency Civic Fac. Rev. Series 1998A (Lawrence Hosp. Proj.),
                       5.125%, 1/1/18                                                                                        975,800
                                                                                                                        ------------
                                                                                                                           4,502,228
                                                                                                                        ------------
  NORTH CAROLINA (0.1%)
        1,120,000    NC Muni Power Agency No. 1 Catawba Elec. Rev. Series 1995B, 6.00%, 1/1/20                             1,122,307
                                                                                                                        ------------

  NORTH DAKOTA (0.4%)
                     Ward Co. Hlth. Care Fac. Rev. Prerefunded:
        1,100,000      Series 1994 Escrowed to Maturity (St. Joseph Hosp.), 8.00%, 11/15/04                                1,234,750

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)         NAME OF ISSUER                                                                                 MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
        2,000,000      Series 1994 Prerefunded (St. Joseph Hosp.), 8.875%, 11/15/14                                        2,503,680
                                                                                                                        ------------
                                                                                                                           3,738,430
                                                                                                                        ------------
  OHIO (1.5%)
                     Akron Certificates of Participation Series 1996 (Akron Municipal Baseball Stadium Proj.):
        3,000,000      Zero Coupon Convertible, 6.50% Effective Yield on Purchase Date, 12/1/16                            2,941,050
        1,000,000      Zero Coupon Convertible, 6.15% Effective Yield on Purchase Date, 12/1/07                              978,600
        1,000,000    Hamilton CO. Hlth. Care Fac. Refunding & Impt. Series 1998A (Twin Towers Proj.),
                       5.125%, 10/1/18                                                                                       976,510
                     Franklin Co. Hlth. Care Fac. Rev. & Impt.:
        1,000,000      Series 1997 (Friendship Village of Dublin Proj.), 5.50%, 11/1/16                                    1,003,660
          530,000      Series 1998 (Friendship Village of Columbus Proj.), 5.25%, 8/15/12                                    527,249
          300,000      Series 1998 (Friendship Village of Columbus Proj.), 5.25%, 8/15/18                                    282,423
        1,500,000    Franklin Co. Mtg. Rev. Series 1997E (GNMA collateralized)(The Villas of St. Therese Proj.),
                       5.90%, 6/20/39                                                                                      1,610,580
                     OH Capital Corp. for Hsg. Mtg. Rev. Refunding (FHA insured)(Section 8):
        1,570,000      Series 1995G, 6.35%, 7/1/22                                                                         1,683,558
        1,535,000      Series 1998E, 5.40%, 2/1/23                                                                         1,536,474
        1,500,000    OH Water Dev. Auth. Rev. Series 1987A (MBIA insured) (Safe Water Proj.), 5.00%, 12/1/12               1,500,525
                                                                                                                        ------------
                                                                                                                          13,040,629
                                                                                                                        ------------
  OKLAHOMA (1.6%)
          990,000    Cleveland Co. Home Loan Auth. Single Family Mtg. Rev. Refunding Series 1991, 8.00%, 8/1/12            1,047,420
        2,000,000    Muskogee Co. HFA Single Family Mtg. Rev. Refunding 1990 Series A (FGIC insured) Zero
                       Coupon, 7.65% Effective Yield on Purchase Date, 6/1/11                                                825,220
        1,000,000    OK Co. Industrial Auth. Hlth. Care Rev. Series 1999 (Natl. Benevolent Assoc. - OK Christian
                       Home Proj.), 5.50%, 2/1/24                                                                            964,510
                     OK HFA Single Family Mtg. Rev. (Homeownership Loan Proj.):
        5,205,000      Series 1998D-1, Zero Coupon, 5.40 Effective Yield on Purchase Date, 3/1/29                          1,041,833
        9,000,000      Series 1999A-1, Zero Coupon (GNMA collateralized), 5.50 Effective Yield on Purchase Date, 3/1/29    1,759,950
                     OK Ind. Auth. Hosp. Rev. Bonds Series 1997A (Deaconess Hlth. Care Proj.):
        2,190,000      5.50%, 10/1/12                                                                                      2,185,861
        2,000,000      5.75%, 10/1/17                                                                                      2,018,980
        1,500,000    Oklahoma City Public Property Auth. Rev. Refunding & Impt. Series 1998 (Oklahoma City Golf
                       System) (Asset Guaranty insured), 5.20%, 10/1/18                                                    1,482,615
          385,000    Payne Co. Home Loan Auth. Single Family Rev. Refunding Series 1993A, 8.625%, 3/1/11                     411,707
        2,540,000    Tulsa Public Facilities Auth. Recreational Fac. Rev. Series 1985, 6.20%, 11/1/12                      2,758,338
                                                                                                                        ------------
                                                                                                                          14,496,434
                                                                                                                        ------------
  OREGON (1.3%)
        4,000,000    Cow Creek Band Umpqua Tribe of Indians Rev. Series 1998B (AMBAC insured), 5.10%, 7/1/12               4,064,120
        2,265,000    OR Hlth. Hsg. Educ. & Cultural Fac. Auth. Rev. Series 1998A (Linfield College Proj.),
                       5.50%, 10/1/18                                                                                      2,290,028
        4,500,000    OR State Veterans Welfare General Obligation Series 1998-77, 5.30%, 10/1/29                           4,563,720
        1,070,000    Portland Hsg. Auth. Multifamily Rev. Series 1997A (Civic Apts. Proj.), 5.70%, 1/1/28                  1,094,300
                                                                                                                        ------------
                                                                                                                          12,012,168
                                                                                                                        ------------
  PENNSYLVANIA (6.3%)
        1,190,000    Chester Co. Hlth. & Educ. Fac. Auth. Mtg. Rev. Refunding Series 1998, (Tel Hai
                       Obligated Group Proj.), 5.00%, 6/1/08                                                               1,201,079
        4,100,000    Cumberland Co. Muni Auth. Rev. Series 1996 (Presbyterian Homes Proj.), 6.00%, 12/1/26                 4,260,228
        1,285,000    Dauphin Co. Gen. Auth. Hlth. Sys. Rev. Series 1999 (Pinnacle Hlth. Sys. Proj.), 5.125%, 8/15/17       1,282,648
                     Grove City Area Hosp. Auth. Rev. Series 1998 (United Cmnty. Hosp. Proj.):
          810,000      4.75%,  7/1/06                                                                                        804,451
        2,970,000      5.25%, 7/1/12                                                                                       2,971,485
                     Hazleton Hlth. Svc. Auth. Hosp. Rev. :
        1,000,000      Series 1997 (Hazleton General Hosp. Proj.), 5.625%, 7/1/17                                            998,210

                            See accompanying notes to portfolios of investments.

SIT TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - MARCH 31, 1999

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)         NAME OF ISSUER                                                                                 MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
        2,430,000      Series 1996 (Hazleton - St. Joseph Med. Ctr.), 6.20%, 7/1/26                                        2,511,648
                     Horizon Hosp. System Auth. Hosp. Rev. Series 1996 (Horizon Hosp. Sys.):
          600,000      5.95%, 5/15/06                                                                                        639,720
          715,000      6.15%, 5/15/08                                                                                        776,018
          710,000      6.25%, 5/15/09                                                                                        776,200
        1,145,000      6.30%, 5/15/11                                                                                      1,208,662
        1,665,000      6.35%, 5/15/16                                                                                      1,763,485
        1,905,000    McKean Co. Hosp. Rev. Refunding Series 1994 (Bradford Hosp. Proj.), 6.10%, 10/1/20                    1,971,523
        2,970,000    Mercer Co. Industrial Dev. Auth. Rev. Refunding Series 1991 (FHA insured) (Hillcrest Nursing
                       Industrial Ctr. Proj.) Zero Coupon, 6.85% Effective Yield on Purchase Date, 1/15/13                 1,126,343
        6,000,000    Montgomery Co. Industrial Dev. Auth. Resource Recovery Rev. Series 1989 (LOC Banque
                       Paribas), 7.50%, 1/1/12                                                                             6,331,320
          250,000    Montgomery Co. Redev. Auth. Multifamily Hsg. Rev. 1993 Series A (KBF Assoc. L.P.),
                       6.375%, 7/1/12                                                                                        261,010
        1,320,000    New Wilmington Muni. Auth. College Rev. Series 1998 (Westminister College), 5.05%, 3/1/12             1,299,052
                     PA Econ. Dev. Fin. Auth. Rev. Series 1998A (Northwestern. Human Services Proj.):
        2,445,000      5.25%, 6/1/09                                                                                       2,490,404
        2,560,000      5.30%, 6/1/10                                                                                       2,598,246
        2,685,000      5.35%, 6/1/11                                                                                       2,716,978
                     PA Hgr. Educ. Fac. Auth. Hlth. Svcs. Rev. Series 1996A (Allegheny Delaware Valley),
                       (Obligated Group, Inc.)(MBIA insured):
        4,595,000        5.60%, 11/15/10                                                                                   4,640,445
        5,000,000        5.875%, 11/15/16                                                                                  5,049,000
        1,100,000        5.875%, 11/15/21                                                                                  1,110,780
        1,250,000    Philadelphia Auth. for Industrial Dev. Rev. Refunding Series 1998A (FHA Insured)
                       (Elmira Jeffries Mem. Home Proj.), 5.30%, 2/1/22                                                    1,240,088
        1,275,000    Philadelphia Redevelopment Auth. Multifamily Hsg. Rev. Refunding Series 1998
                       (FHA insured - Woodstock Mutual Homes Inc. Proj.), 5.45%, 2/1/23                                    1,287,903
                     Pittsburgh Urban Redev. Auth. (Center Triangle Tax Increment Fin. District) (LOC PNC Bank):
        3,000,000      Series 1995A, 6.00%, 12/1/11                                                                        3,234,390
        2,100,000      Series 1995B, 6.25%, 3/15/15                                                                        2,244,942
                                                                                                                        ------------
                                                                                                                          56,796,258
                                                                                                                        ------------
  RHODE ISLAND (1.5%)
                     RI Hlth. & Educ. Bldg. Corp. Hosp. Fin. Rev.:
        2,000,000      Series 1997 (Steere House Proj.), 5.70%, 7/1/15                                                     1,995,600
        2,500,000      Series 1997 (South Co. Hosp. Proj.), 6.00%, 11/15/17                                                2,653,100
          500,000      Refunding Series 1998 (Roger Williams Hosp. Proj.), 5.20%, 7/1/09                                     501,850
                       Series 1998 (Roger Williams Hosp. Proj.):
        1,500,000        5.50%, 7/1/18                                                                                     1,441,365
          500,000        4.70%, 7/1/03                                                                                       500,195
                       Series 1999 (St. Joseph's Hlth. Svcs.):
        1,770,000        5.40%, 10/1/09                                                                                    1,773,239
        2,250,000        5.75%, 10/1/14                                                                                    2,247,705
        1,925,000    RI HMFC Homeownership Opportunity Series 1998 -27A, 5.20%, 4/1/17                                     1,924,557
                                                                                                                        ------------
                                                                                                                          13,037,611
                                                                                                                        ------------
  SOUTH CAROLINA (0.8%)
                     North Charleston Muni. Golf Course Mtg. Rev. Series 1998:
        1,580,000      5.00%, 5/1/09                                                                                       1,571,278
        3,000,000      5.50%, 5/1/19                                                                                       2,928,630
        1,180,000    Myrtle Beach PFC Certificates of Participation Series 1992 Prerefunded, Escrowed to Maturity
                       (Myrtle Beach Convention Ctr. Proj.), 6.75%, 7/1/02                                                 1,240,451

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)         NAME OF ISSUER                                                                                 MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
        1,390,000    SC Jobs Econ. Dev. Auth. Econ. Dev. & Rev. Refunding Series 1998A
                       (Westminister Presbyterian Center Inc. Project), 5.25%, 11/15/16                                    1,318,707
                                                                                                                        ------------
                                                                                                                           7,059,066
                                                                                                                        ------------
  SOUTH DAKOTA (1.6%)
        2,000,000    SD HDA Multifamily Hsg. Rev. 1992 Series B (Section 8), 7.00%, 4/1/12                                 2,145,240
                     SD Hlth. & Educ. Fac. Auth. Rev. Refunding Series 1998 (Prairie Lakes Hlth. Care System):
        2,000,000      5.45%, 4/1/13                                                                                       2,026,760
        5,500,000      5.65%, 4/1/22                                                                                       5,440,710
                     SD HDA Homeownership Mtg. Series 1998D:
        1,150,000      5.20%, 5/1/20                                                                                       1,145,573
        3,965,000      5.25%, 5/1/28                                                                                       3,958,934
                                                                                                                        ------------
                                                                                                                          14,717,217
                                                                                                                        ------------
  TENNESSEE (6.4%)
       12,290,000    Industrial Dev. Board of Franklin MF Hsg. Rev. Series 1998A (Franklin Oaks Apt. Proj.)
                       (FNMA collateralized), 5.20%, 12/15/21                                                             12,159,849
                     Metro. Govt. of Nashville & Davidson Cos. Industrial Dev. Board Rev. Refunding:
        1,725,000      Multifamily Mtg. Rev. 92C (FHA insured) (Picadilly Apts.), 6.95%, 7/1/27                            1,857,808
        5,925,000      Series 1998A (FNMA collateralized) (Crossings of Bellevue), 5.20%, 12/15/21                         5,862,254
        3,840,000    Metro. Govt. of Nashville & Davidson Cos. Hlth. & Educ. Series 1998 (Asset Guaranty insured),
                       (Open Arms Dev. Ctrs. Proj.), 5.00%, 8/1/12                                                         3,856,819
                     Shelby Co. Hlth., Educ. & Hsg. Fac. Board Multifamily  Hsg. Rev.:
        1,500,000      (Cameron Hsg. Proj.), Senior Series 1997A, 5.90%, 7/1/18                                            1,566,705
                       (CME Memphis Apts. Proj.):
        4,000,000        Senior Series 1998A, 5.35%, 1/1/19                                                                3,989,960
        8,500,000        Senior Series 1998A, 5.55%, 1/1/29                                                                8,474,585
        1,800,000        Subordinate Series 1998C, 6.00%, 1/1/29                                                           1,794,852
                       (Eastwood Park Apts. Proj.):
        1,000,000        Senior Series 1995 A2, 6.40%, 9/1/25                                                              1,046,220
          420,000        Subordinate Series 1995C, 7.50%, 9/1/25                                                             436,666
                       (Raleigh Forest & Sherwood Apts. Proj.):
        2,885,000        Senior Series 1996A, 6.60%, 1/1/26                                                                3,041,309
          715,000        Subordinate Series 1996C, 7.25%, 1/1/26                                                             746,868
                       (Raleigh Woods Apts. Proj.):
        6,000,000        Series 1997A (GNMA collateralized), 7.75%, 3/20/27                                                6,909,360
                       (The Corners Apts. Proj.):
        1,055,000        Senior Series 1996A, 6.25%, 1/1/27                                                                1,096,229
          370,000        Subordinate Series 1996C, 6.375%, 1/1/27                                                            374,100
        1,500,000    TN HDA Mtg. Finance Series 1995B (MBIA insured), 6.20%, 7/1/18                                        1,595,310
        7,500,000    TN HDA Homeownership Program Series 1997 Issue 3B
                       Zero Coupon, 5.725% Effective Yield on Purchase Date, 7/1/16                                        2,884,875
                                                                                                                        ------------
                                                                                                                          57,693,769
                                                                                                                        ------------
  TEXAS (8.4%)
        1,550,000    Baytown HFC Single Family Mtg. Rev. Refunding Series 1992B, 8.50%, 9/1/11                             1,724,452
                     Bell Co. Hlth. Fac. Dev. Corp. Retirement Fac. Rev. Series 1998 (Buckner Retirement
                       Services, Inc. Obligated Group, Proj.):
        1,000,000        5.00%, 11/15/11                                                                                     987,060
        5,735,000        5.25%, 11/15/19                                                                                   5,511,278
                     Beaumont HA Multifamily Mtg. Rev. Series 1993A (Section 8):
        1,365,000      6.65%, 11/1/07                                                                                      1,459,117
          650,000      6.75%, 11/1/10                                                                                        693,154

                            See accompanying notes to portfolios of investments.

SIT TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - MARCH 31, 1999

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)         NAME OF ISSUER                                                                                 MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
        1,765,000    Bexar Co. HFC Residual Rev. Series 1993 Zero Coupon, 6.50% Effective Yield
                       on Purchase Date, 3/1/15                                                                              645,002
        1,000,000    Bexar Co. HFC MF Hsg. Rev. Ref. Series 1995 (Windridge Apts. Proj.) (FNMA collateralized),
                       5.125%, 12/15/21                                                                                      988,020
          210,000    Brazos Co. HFC Single Family Mtg. Rev. 1985 (MBIA insured) Zero Coupon, 10.55% Effective
                       Yield on Purchase Date, 9/1/11                                                                         58,313
        1,005,000    Brazos Co. Hlth. Fac. Dev. Corp. Rev. Series 1997A (Franciscan Svcs. Corp.) (MBIA insured),
                       5.375%, 1/1/17                                                                                      1,029,180
        1,740,000    Collin Co. HFC Student Hsg. Rev. Series 1998A (Cmnty. Coll. Dist. Fdn. Proj.), 5.25%, 6/1/23          1,686,599
          545,000    Columbus Cmty. Industrial Dev. Corp. Sales Tax Rev. Series 1998 (Bank Qualified),
                       5.70%, 11/1/18                                                                                        554,630
                     Dallas Hsg. Corp. Capital Program Revenue Bonds:
        1,625,000      Series 1995A (Estell Village Apts.) (Section 8), 7.875%, 12/1/09                                    1,681,972
        1,475,000      Series 1995 (Cedar Glen Apts.) (Section 8), 7.75%, 12/1/09                                          1,526,212
        1,000,000    Dallas HFC Cap. Proj. Refunding 1990 (Section 8), 7.85%, 8/1/13                                       1,044,090
        6,848,000    Dallas HFC Multifamily Mtg. Rev. Series 1998A (GNMA collateralized) (Towne
                       Ctr. Apts. Proj.), 6.75%, 10/20/32                                                                  7,618,674
        2,000,000    Galveston Special Contract Refunding Rev. Series 1998 (Farmland Industries, Inc. Proj.),
                       5.50%, 5/1/15                                                                                       1,974,700
          330,000    Harris Co. HFC Single Family Mtg. Rev. Series 1983A, 10.125%, 7/15/03                                   331,172
        1,600,000    Harrison Co. Hlth. Fac. Dev. Corp. Rev. Series 1998 (Marshall Regional Med. Ctr. Proj.)
                       (ACA insured), 5.50%, 1/1/18                                                                        1,619,280
        1,500,000    Houston HFC Single Family Mtg. Rev. Refunding Series 1996B-1, 8.00%, 6/1/14                           1,584,450
        1,170,000    Leander ISD (Williamson & Travis Cos.) Unltd. Tax School Bldg & Refunding General Obligation
                       Series 1998, 5.00%, 8/15/13                                                                         1,179,068
        1,730,000    Lubbock HFC Multifamily Hsg. Rev. Refunding Series 1992A (Los Colinas, Park Ridge Place &
                       Quail Creek), 7.75%, 1/1/22                                                                         1,806,034
        6,000,000    Lufkin Hlth. Sys. Rev. Series 1998 (Memorial Hlth. Sys. Of East Texas), 5.70%, 2/15/28                5,943,360
                     Midland HFC Single Family Mtg. Rev. Refunding:
          430,548      Series 1992 A-2, 8.45%, 12/1/11                                                                       469,099
          371,335      Series 1992, 9.00%, 9/1/01                                                                            386,530
          328,224      Series 1992 B2, 8.15%, 12/1/11                                                                        356,419
                     Mesquite Hlth. Fac. Dev. Corp. Retirement Fac. Rev. Series 1996A (Christian Care Ctrs. Proj.):
        1,000,000      6.30%, 2/15/12                                                                                      1,054,430
        1,000,000      6.40%, 2/15/16                                                                                      1,060,090
                     North Central Hlth. Fac. Dev. Corp. Rev. (C.C. Young Memorial Home Proj.):
        1,300,000      Series 1996, 6.30%, 2/15/15                                                                         1,375,881
        1,135,000      Series 1998A, 5.375%, 2/15/14                                                                       1,111,619
        1,213,719    Odessa HFC Single Family Mtg. Rev. Refunding Series 1992B Class B-2, 8.125%, 11/1/11                  1,322,856
          650,000    San Marcos HA Multifamily Mtg. Rev. Series 1993A (FHA insured) (Section 8), 5.80%, 11/1/10              667,186
                     Southeast TX HFC Residual Revenue:
        1,555,000      Series 1995A Zero Coupon, 6.50% Effective Yield on Purchase Date, 11/1/14                             639,058
        3,000,000      Series 1992A Zero Coupon, 7.63% Effective Yield on Purchase Date, 9/1/17                              760,320
        8,500,000    Tarrant Co. Hlth. Fac. Dev. Corp. Hosp. Rev. Series 1998 (Adventist Hlth. System/Sunbelt
                       Obligated Group Proj.), 5.375%, 11/15/20                                                            8,209,725
        2,000,000    Tarrant Co. HFC Multifamily Hsg. Rev. Series 1998 (Hurst Manor Proj.) (GNMA Collateralized),
                       6.10%, 2/20/35                                                                                      2,131,940
                     TX Dept. Hsg. & Cmnty. Affairs Multifamily Hsg. Rev.:
        1,500,000      Senior Series 1996A (Dallas - Ft. Worth Apts. Pool Proj.), 6.50%, 7/1/16                            1,598,505
        2,500,000      Senior Series 1996A (Dallas - Ft. Worth Apts. Pool Proj.), 6.50%, 7/1/26                            2,658,600
          960,000      Subordinated Series 1996C (Harbors & Plumtree Apts. Proj.), 7.375%, 7/1/26                          1,001,309
        2,820,000      Senior Series 1996A (Harbors & Plumtree Apts. Proj.), 6.45%, 7/1/26                                 2,978,399

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)         NAME OF ISSUER                                                                                 MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
        3,200,000      Series 1996A (NHP Foundation - Asmara Apts. Proj.), 6.40%, 1/1/27                                   3,424,736
        4,650,000    TX Dept. Hsg. & Cmnty. Affairs Single Family Rev. Refunding Junior Lien Series 1994A
                       Zero Coupon, 6.93% Effective Yield on Purchase Date, 3/1/15                                         1,553,286
          880,000    Travis Co. HFC Residential Mtg. Rev. Series 1991A (GNMA/FNMA collateralized), 7.05%, 12/1/25            935,255
                                                                                                                        ------------
                                                                                                                          75,341,060
                                                                                                                        ------------
  UTAH (0.6%)
        1,000,000    Davis Co. Solid Waste Mgmt. & Energy Recovery Rev. Series 1993 Prerefunded, 6.125%, 6/15/09           1,102,470
                     Intermountain Power Agency Power Supply Rev. Refunding:
          550,000      Series 1987A (MBIA insured), 5.00%, 7/1/12                                                            550,061
          600,000      Series 1986F (AMBAC insured), 5.00%, 7/1/13                                                           600,030
        1,000,000    Provo HA Multifamily Series 1997 (Lookout Point Apts. Proj.) (GNMA collateralized),
                       5.80%, 7/20/22                                                                                      1,040,830
        1,720,000    UT HFA Single Family Mtg. 1996 Issue E-1 Senior Bonds, 6.00%, 7/1/16                                  1,821,342
                                                                                                                        ------------
                                                                                                                           5,114,733
                                                                                                                        ------------
  VERMONT (0.1%)
                     VT Educ. & Hlth. Bldgs. Financing Agency Rev. Series 1998 (Norwich Univ. Proj.):
          420,000      5.13%, 7/1/09                                                                                         425,586
          780,000      5.75%, 7/1/13                                                                                         805,381
                                                                                                                        ------------
                                                                                                                           1,230,967
                                                                                                                        ------------
  VIRGINIA (1.9%)
        1,000,000    Arlington Co. Industrial Dev. Auth. Multifamily Hsg. Mtg. Rev. Refunding Series 1998A (Woodbury
                       Park Apts. Proj.) 5.35%, 7/1/18                                                                       997,530
          430,000    Harrisonburg General Obligation Series 1979 (HUD Credit Support) (Section 8), 6.50%, 2/1/10             437,525
        2,500,000    Suffolk Redev. & Hsg. Auth. Multifamily Res. Rental Hsg. Rev. Series 1998 (Brook Ridge,
                       LLC Proj.) (ACA Insured), 5.25%, 10/1/18                                                            2,493,950
        2,000,000    Prince William Co. Ind. Dev. Auth. Multifamily Hsg. Rev. Series 1998A (Melrose
                       Apts. Proj.), 5.35%, 7/1/23                                                                         1,999,820
                     VA Hsg. Dev. Auth. Commonwealth Mtg. Rev:
          750,000      Series 1992A, 7.10%, 1/1/22                                                                           774,075
        1,510,000      Series 1995D3, 6.05%, 1/1/13                                                                        1,605,477
        1,555,000      Series 1995D3, 6.05%, 7/1/13                                                                        1,653,323
        3,500,000      Series 1996H2, 5.20%, 7/1/17                                                                        3,531,290
                     Chesterfield Co. Industrial Dev. Auth. Multifamily Hsg. Mtg. Rev. Series 1999
                       (Winchester Greens Townhouses Proj.):
          750,000        5.20%, 7/1/19                                                                                       741,607
        1,155,000        5.30%, 7/1/24                                                                                     1,140,643
        2,000,000        5.40%, 1/1/31                                                                                     1,972,900
                                                                                                                        ------------
                                                                                                                          17,348,140
                                                                                                                        ------------
  WASHINGTON (3.2%)
                     Grant Co. Public Hosp. Dist. #1 Rev. Series 1998 (Samaritan Hosp. Proj.) (Asset Guaranty
                       insured):
        1,020,000      5.25%, 9/1/13                                                                                       1,033,954
        3,000,000      5.25%, 9/1/19                                                                                       2,973,900
        2,500,000    King Co. Hsg. Auth. Pooled Hsg. Refunding Rev. Series 1998A (Asset Guaranty insured),
                       5.05%, 7/1/13                                                                                       2,507,125
        3,000,000    Kitsap Co. Consolidated Hsg. Auth. Pooled Hsg. Refunding Rev. Series 1998A,
                       5.50%, 12/1/18                                                                                      3,013,140
                     Vancouver (Clark Co.) H.A. Pooled Hsg. Refunding Rev. Series 1998A Senior Bonds :
        1,000,000      5.40%, 3/1/18                                                                                       1,011,230
        3,500,000      5.50%, 3/1/28                                                                                       3,539,130
                     WA HFC Nonprofit Housing Revenue:
        1,000,000      Series 1995A (Judson Park Project)(LOC US Bk. Wash.), 6.90%, 7/1/16                                 1,058,980
        1,390,000      Series 1996A Prerefunded (Presbyterian Ministries) (LOC US Bk. Wash.), 6.85%, 7/1/21                1,629,080

                            See accompanying notes to portfolios of investments.

SIT TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - MARCH 31, 1999

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)         NAME OF ISSUER                                                                                 MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                     WA Hlth. Care Fac. Auth. Rev.:
        2,000,000      Series 1996 (Grays Harbor Hosp. Proj.)(Asset Guaranty insured), 5.70%, 7/1/16                       2,095,260
                       Series 1998:
        2,500,000        (Harrison Memorial Hosp.) (AMBAC insured), 5.00%, 8/15/18                                         2,448,225
        1,850,000        (Highline Cmmty. Hosp. Proj.)(Asset Guaranty insured), 5.25%, 8/15/17                             1,856,179
                     WA Hsg. Finance Commission Nonprofit Hsg. Rev.:
        1,000,000      Series 1997A (Virginia Mason Research Center Proj.)(LOC US Bank), 5.70%, 1/1/24                     1,038,180
        1,500,000      Series 1998 (Cmty. Colleges of Spokane Fdn. Proj.)(LOC US Bank), 5.20%, 7/1/18                      1,476,570
        1,355,000      Series 1998A (WA Odd Fellows Home Proj.) (LOC US Bank), 5.05%, 7/1/18                               1,333,591
        1,000,000      Refunding Series 1999A (Presbyterian Ministries, Inc.) (ACA insured), 5.45%, 1/1/29                   992,630
        1,000,000    WA Public Power Supply Sys. Nuclear Proj. #3 Rev. Refunding Series 1993C, 5.375%, 7/1/15              1,020,370
                                                                                                                        ------------
                                                                                                                          29,027,544
                                                                                                                        ------------
  WEST VIRGINIA (0.5%)
        5,635,000    Huntington Res. Mtg. Rev. Series 1991 Prerefunded, Escrowed to Maturity, Zero Coupon,
                       7.37% Effective Yield on Purchase Date, 9/1/12                                                      2,439,448
        2,000,000    Mason Co. Residual Rev. Series 1992C Zero Coupon, 7.58% Effective Yield on Purchase Date, 7/10/14       671,600
        3,000,000    Ohio Co. Residual Rev. Series 1992C Zero Coupon, 7.43% Effective Yield on Purchase Date, 7/10/14      1,012,020
                                                                                                                        ------------
                                                                                                                           4,123,068
                                                                                                                        ------------
  WISCONSIN (2.1%)
        1,300,000    WI HEDA Hsg. Rev. Series 1992A (Section 8), 6.85%, 11/1/12                                            1,392,326
                     WI HEDA Home Ownership Rev. Auth.:
        6,455,000      Series 1992A, 7.10%, 3/1/23                                                                         6,839,589
        1,400,000      Series 1997A, 6.00%, 3/1/17                                                                         1,480,290
        2,645,000      Series 1998A, 5.38%, 9/1/17                                                                         2,677,534
                     WI Hlth. & Educ. Fac. Auth. Rev. :
          750,000      Series 1996 (Meriter Hosp. Inc.), 6.00%, 12/1/17                                                      790,988
        1,750,000      Series 1997 (St. John's Home & Sunrise Care), 5.625%, 12/15/22                                      1,734,233
        1,600,000      Series 1998 (Howard Young Medical Center, Inc. Proj.), 5.00%, 8/15/18                               1,516,240
        1,675,000      Series 1999 (Divine Savior Hosp. & Nursing Home Proj., Inc.), 5.65%, 6/1/19 (6)                     1,662,505
        1,000,000      Series 1999 (Monroe Clinic Inc., Proj.), 5.125%, 2/15/16                                              964,370
                                                                                                                        ------------
                                                                                                                          19,058,075
                                                                                                                        ------------
  WYOMING (0.6%)
                     WY CDA Hsg. Rev.:
        2,000,000      1995 Series 6, 6.10%, 12/1/25                                                                       2,112,700
        3,175,000      Series 1992-B, 7.05%, 6/1/33                                                                        3,243,929
                                                                                                                        ------------
                                                                                                                           5,356,629
                                                                                                                        ------------

Total municipal bonds (cost:  $739,901,980)                                                                              756,480,074
                                                                                                                        ------------

CLOSED-END MUTUAL FUNDS (4.5%) (2)
          253,600    American Municipal Term Trust 2001                                                                    2,837,150
          154,400    American Municipal Term Trust III 2003                                                                1,717,700
          194,300    Blackrock Insured Municipal Term Trust 2008                                                           3,072,369
          678,200    Blackrock Insured Municipal Term Trust 2010                                                           7,884,075
          116,300    Blackrock Investment Quality Municipal Trust                                                          1,788,112
        1,249,900    Blackrock Municipal Target Term Trust 2006                                                           13,670,781
          300,000    Van Kampen Merritt Municipal Opp.                                                                     4,968,750
          325,000    Van Kampen Merritt Strategic                                                                          4,448,438

                                                                                                                        ------------
Total closed-end mutual funds (cost:  $39,347,225)                                                                        40,387,375
                                                                                                                        ------------

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)         NAME OF ISSUER                                                                                 MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (10.2%) (2)
         8,500,000    Becker MN PCR  CP (NSP #3 Proj.), 2.70%, 4/1/99                                                      8,500,000
        20,636,742    Dreyfus Tax-Exempt Cash Management Fund, 2.88%                                                      20,636,742
         3,500,000    Intermountain Power Agency Power Supply CP, 3.10%, 4/12/99                                           3,500,000
         8,700,000    Mendota Hts. MN MF Hsg. Rev. Refunding Series 1991A (Lexington Hts. Apts. Proj.)
                        (LOC Norwest), 3.00%, 11/1/31                                                                      8,700,000
        19,542,177    Northern Institutional Tax-Exempt, 2.70%                                                            19,542,177
        14,000,000    Regents of the Univ. of MN G.O. Weekly Variable Rate Series 1999A, 3.00%, 1/1/34                    14,000,000
         8,950,000    St. Cloud MN Hlth. Care Fac. Rev. Series 1997A (LOC Rabobank Nederland), 2.95%, 7/1/27               8,950,000
         3,000,000    Southwest TX Hgr. Ed. Auth. Series 1999B Variable Rate Note (Southern Methodist Univ.)
                        (LOC-Landesbank Hessen), 3.00%, 10/1/29                                                            3,000,000
         4,400,000    Southern MN Muni Power Agency (Power Supply Sys.) CP, 2.70%, 4/6/99                                  4,400,000
                                                                                                                        ------------

Total short-term securities (cost:  $91,228,919)                                                                          91,228,919
                                                                                                                        ------------


Total investments in securities (cost:  $870,478,124) (7)                                                               $888,096,368
                                                                                                                        ============

                            See accompanying notes to portfolios of investments.

SIT MINNESOTA TAX-FREE INCOME FUND REVIEW
YEAR ENDED MARCH 31, 1999


             SENIOR PORTFOLIO MANAGERS
               MICHAEL C. BRILLEY
               DEBRA A. SIT, CFA

Dear Fellow Shareholders:

   Municipal Bond yields were relatively stable over the past 12 months. The Sit Minnesota Tax-Free Income Fund provided shareholders a total return of +0.65% for the quarter and +5.58% for the Fund's past fiscal year. Fund net assets increased by $39.8 million over the past three months and by $127.6 million over the fiscal year to a total of $271.3 million at the end of the period. Lipper Analytical Services awarded the Fund a performance certificate indicating that the Fund had earned the highest return among 27 Minnesota municipal debt bond funds for the 5-year period ending December 31, 1998.

   During the past 12 months, investment returns among the various sectors in which the Fund was invested were quite similar with the exception of cash equivalents, which are typically lower because of lower short-term interest rate levels, and the closed-end mutual fund holdings, which exceeded the portfolio's average return by more than +3.5%. The Fund's investments had an average implied duration (i.e., duration is a common measure of the portfolio's interest rate risk) of 6.8 years on 3/31/99 compared with 7.4 years on 12/31/98 and 5.0 years on 3/31/98.

   Bond yields have been in a rising trend for the past six months as leverage has been reduced in bond hedge funds, creating selling pressure in the bond market; individual investors have continued to prefer equity investments; and cash flows from foreign investors have decreased. Continued robust economic growth and rising fuel prices are increasing investor concerns that the Federal Reserve may need to reverse their bias toward lower interest rates that resulted in three interest rate cuts during the latter part of 1998.

   We will continue to focus on the time-tested philosophy that we employ in the management of the Fund's portfolio to deal with this challenging bond market environment. In summary, we will continue to base our investment decisions on sound fundamental analysis of higher-yielding, intermediate-duration, investment-grade bonds to protect the principal value of your investment. We appreciate your continued support and believe that our approach, which has been successful over many years, will continue to meet your high expectations.


                        INVESTMENT OBJECTIVE AND STRATEGY

      The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.

      The Fund will endeavor to invest 100% of its assets in municipal securities, the income from which is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax ("AMT"), up to 20% of the Fund's income may be alternative minimum taxable income.


                                PORTFOLIO SUMMARY

                    Net Asset Value 3/31/99:    $10.55 Per Share
                                    3/31/98:    $10.49 Per Share

                           Total Net Assets:   $271.27 Million

                           30-Day SEC Yield:      4.52%
                       Tax Equivalent Yield:      8.18% (1)
                 12-Month Distribution Rate:      4.87%
                           Average Maturity:     17.7 Years
            Duration to Estimated Avg. Life:      7.1 Years (2)
                           Implied Duration:      6.8 Years (2)

(1) For individuals in the 39.6% Federal and 8.5% MN tax brackets.
(2) See next page.


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

                                  [BAR CHART]

               Multifamily Mortgage Revenue    34.0
               Hospital/Health Care Revenue    20.2
             Single Family Mortgage Revenue    11.0
                        Other Revenue Bonds     4.8
       Industrial Revenue/Pollution Control     4.1
                                      Lease     3.6
                         General Obligation     3.4
                     Education/Student Loan     2.5
                    Closed-End Mutual Funds     2.1
            Escrowed to Maturity/Pre-Refund     1.6
                          Public Facilities     0.7
                                    Utility     0.1
               Other Assets and Liabilities    11.9

                         AVERAGE ANNUAL TOTAL RETURNS*                     CUMULATIVE TOTAL RETURNS*
                  ------------------------------------------      --------------------------------------------
                  MN Tax-Free      Lipper MN        Lehman        MN Tax-Free     Lipper MN         Lehman
                    Income         Muni. Bond     5-Year Muni.     Income         Muni. Bond     5- Year Muni.
                     Fund          Fund Avg.      Bond Index        Fund          Fund Avg.       Bond Index
                  ------------------------------------------      --------------------------------------------
3 Months             0.65%           0.51%          1.04%            0.65%           0.51%           1.04%
  (not annualized)
1 Year               5.58            5.06           5.71             5.58            5.06            5.71
3 Year               6.96            6.42           5.84            22.36           20.53           18.55
5 Year               7.14            6.51           6.10            41.15           37.08           34.46
Inception            6.52            5.36           5.43            40.02           32.14           32.58
  (12/1/93)

* As of 3/31/99

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/1/93) and held until 3/31/99 would have grown to $14,002 in the Fund or $13,258 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS

                                (% of Net Assets)

           LOWER OF MOODY'S, S&P, FITCH OR DUFF & PHELPS RATINGS USED.

                                   [PIE CHART]

                                      A    8.4%
                                     AA   16.9%
                                    AAA   17.3%
             Other Assets & Liabilities   11.9%
                              Not Rated   37.0%
                                    BBB    8.5%

                                                     ASSESSMENT OF
                                                  NON-RATED SECURITIES
                                                  --------------------

                                                      AAA     1.1%
                                                       AA     0.2
                                                        A     2.8
                                                      BBB    21.6
                                                       BB    10.5
                                                        B     0.8
                                                    -----   -----
                                                    Total    37.0%

SIT MINNESOTA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - MARCH 31, 1999

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (86.0%) (2)
  EDUCATION/STUDENT LOAN (2.5%)
                    Minnesota Higher Educ. Fac. Auth. Rev. :
                       Series 1996-4I (Hamline Univ.):
         1,000,000        6.00%, 10/1/12                                                                                  $1,052,970
           585,000        6.00%, 10/1/16                                                                                     610,442
         2,600,000     Series 1998-4T (College of St. Benedict), 5.35%, 3/1/20                                             2,584,010
           410,000     Series 1998-4L (St. John's University), 5.25%, 10/1/11                                                427,987
           701,000     Lease Financing Series 1998-4V (Gustavus Adolphus College) Energy Impts., 4.90%, 2/15/09              702,767
                       Series 1999-4Y (Augsburg College):
           700,000        5.05%, 10/1/13                                                                                     690,102
           500,000        5.20%, 10/1/16                                                                                     494,230
           275,000     Series 1999-4Z (Northwestern College of Chiropractic), 5.20%, 10/1/13                                 275,688
                                                                                                                        ------------
                                                                                                                           6,838,196
                                                                                                                        ------------
  ESCROWED TO MATURITY/PREREFUNDED (1.6%)
                    Anoka Industrial Dev. Rev. Series 1994 (Lund Industries Inc. Proj.):
           500,000     6.50%, 9/1/04 (4)                                                                                     557,995
           100,000     6.40%, 9/1/03 (4)                                                                                     109,739
                    Sherburne Co. Nursing Home Fac. Rev. Series 1994 (Guardian Angels Care Ctr. Proj.):
            75,000     7.30%, 6/1/07                                                                                          85,880
            80,000     7.35%, 6/1/08                                                                                          91,789
            90,000     7.40%, 6/1/09                                                                                         103,469
           555,000     7.50%, 6/1/14                                                                                         640,620
           140,000     7.75%, 6/1/15                                                                                         163,209
           150,000     7.75%, 6/1/16                                                                                         174,867
         1,100,000  St. Paul Hsg. & Redev. Sales Tax Series 1993 (Civic Center Proj.), 5.45%, 11/1/13                      1,173,975
         1,100,000  University of Minnesota Rev. Series 1986A, 6.00%, 2/1/11                                               1,110,450
                                                                                                                        ------------
                                                                                                                           4,211,993
                                                                                                                        ------------
  GENERAL OBLIGATION (3.4%)
           580,000  Carver Co. Hsg. & Redev. Auth. Hsg. & Dev. Gross Rev. Ltd.Tax G.O.
                       (Chanhassen Apts. Proj.), 7.00%, 1/1/25                                                               618,152
         1,600,000  Chaska Independent School Dist. No. 112 G.O. Refunding Series 1998A, 5.00%, 2/1/15                     1,610,544
         1,025,000  Elk River Independent School Dist. No. 728 G.O. Series 1997A, 5.375%, 2/1/17                           1,058,979
           500,000  Goodhue (City of) G.O. Gas Utility Series 1996, 6.75%, 1/1/26                                            535,320
         1,040,000  Maple Grove G.O. Improvement Series 1996A, 5.20%, 2/1/13                                               1,074,778
         1,000,000  Rochester ISD No. 535 G.O. Series 1996A, 5.25%, 2/1/14                                                 1,032,940
         2,150,000  St. Paul ISD No. 625 G.O. Series 1997A, 5.125%, 2/1/15                                                 2,181,756
         1,000,000  Todd, Morrison & Stearns Cos. ISD No. 2753, G.O. Series 1996, 5.00%, 4/1/17                            1,002,570
                                                                                                                        ------------
                                                                                                                           9,115,039
                                                                                                                        ------------
  HOSPITAL/HEALTH CARE (20.2%)
         1,000,000  Albert Lea Hsg. & Hlth. Care Fac. Rev. Refunding Series 1996 (St. Johns Lutheran Home Proj.),
                          7.00%, 11/1/19                                                                                   1,057,540
           700,000  Bemidji Hosp. Fac. Rev. Refunding Series 1996 (North Country Hlth. Proj.), 5.625%, 9/1/21                717,703
         1,030,000  Bloomington Hsg. & Redev. Auth. Senior Hsg. Rev. Bonds Series 1998 (Summerhouse Proj.),
                       5.875%, 11/1/11                                                                                     1,025,684

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                    Brooklyn Center Hlth. Care Fac. Rev. Series 1993 (Maranatha Proj.):
            50,000     6.75%, 12/1/05                                                                                         53,047
           500,000     7.50%, 12/1/10                                                                                        535,425
           670,000  Cambridge Hsg. & Hlth. Care Fac. Rev. Series 1998C (Grandview West Proj.), 5.25%, 10/1/08                661,632
         1,290,000  Cokato Sr. Hsg. Rev. Series 1996 (Cokato Charitable Trust Proj.), 7.00%, 12/1/19                       1,318,793
         1,600,000  Columbia Heights Multifamily & Health Care Fac. Rev.  Series 1998 (Crest View Corp. Proj.),
                       5.75%, 9/1/11                                                                                       1,617,696
         1,000,000  Dakota Co. Hsg. & Redev. Auth. Hlth. Care Fac. Rev. Refunding Series 1997 (South Suburban
                       Medical Ctr. Proj.), 6.75%, 8/1/17                                                                  1,027,550
           500,000  Duluth Econ. Dev. Auth. Hlth. Care Fac. Rev. Series 1998A (BSM Properties Inc. Proj.),
                       5.875%, 12/1/28                                                                                       496,480
           715,000  Eden Prairie Hlth. Care Fac. Rev. Bonds Series 1998 (Castle Ridge Care Proj.),
                       5.70%, 7/1/18                                                                                         704,661
           140,000  Edina Hlth. Care Fac. Rev. Series 1995 (Volunteers of America Care Proj.),
                       7.875%, 3/1/19                                                                                        143,690
                    Elk River Rev. Series 1998 (Care Choice Member Proj.):
         1,500,000     5.60%, 8/1/13                                                                                       1,470,225
         1,595,000     5.70%, 8/1/18                                                                                       1,552,079
           325,000     5.75%, 8/1/23                                                                                         312,432
           215,000  Fergus Falls Hlth. Care Fac. Auth. Rev. Refunding Series 1993A
                       (Lake Region Hosp. Corp. Proj.), 6.25%, 9/1/04                                                        231,989
           650,000  Fergus Falls Hlth. Care Fac. Auth. Series 1995 (LRHC Long-Term Care Fac. Proj.),
                       6.40%, 12/1/15                                                                                        697,248
                    Hastings Hlth. Care Fac. Rev. Series 1998 (Augustana Home of Hastings Proj.):
           115,000     5.10%, 11/1/09                                                                                        115,350
           120,000     5.20%, 11/1/10                                                                                        120,415
           135,000     5.40%, 11/1/12                                                                                        135,432
           140,000     5.50%, 11/1/13                                                                                        140,654
            60,000     5.60%, 11/1/18                                                                                         59,504
         1,095,000     5.75%, 11/1/23                                                                                      1,084,981
         1,455,000     5.875% 11/1/28                                                                                      1,435,823
           565,000  Hastings Hlth. Care Fac. Rev. Series 1998 (Regina Med. Ctr.)(ACA insured), 5.25%, 9/15/18                555,525
         1,540,000  Hibbing Hlth. Care Fac. Rev. Series 1995A (St. Francis Hlth. Svcs. Proj.),
                       7.35%, 11/1/15                                                                                      1,623,730
           665,000  Hopkins Hlth. Care Fac. Rev. Series 1999 (Augustana Chapel View Homes, Inc. Proj.),
                       6.00%, 3/1/14                                                                                         663,663
           750,000  Mankato Hlth. Care Fac. Rev. Series 1996A (Lutheran Home Proj.), 6.75%, 10/1/16                          777,855
         1,685,000  Maplewood Hlth. Care Fac. Rev. (VOA Care Ctrs. Proj.), 7.375%, 10/1/12                                 1,817,677
         1,000,000  Minneapolis Hlth. Care Fac. Rev. Series 1993 (St. Olaf Res. Proj.), 7.00%,10/1/18                      1,043,030
         1,885,000  Minneapolis Hsg. & Hlth. Care Fac. Rev. Series 1997 (Augustana Chapel View Homes Proj.),
                       6.70%, 6/1/22                                                                                       1,966,319
         1,000,000  Minneapolis Hlth. Care Fac. Rev. Series 1998A (Benchmark Hlth. Care Proj.), 6.625%, 12/1/28              962,910
                    Minneapolis Rev. Series 1998A (Walker Methodist Senior Services Obligated Group):
           905,000     5.10%, 11/15/07                                                                                       902,140
         1,110,000     5.10%, 11/15/08                                                                                     1,102,030

                            See accompanying notes to portfolios of investments.

SIT MINNESOTA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - MARCH 31, 1999

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
           530,000     5.50%, 11/15/12                                                                                       524,461
         2,100,000     5.875%, 11/15/18                                                                                    2,100,714
           350,000  Minneapolis Skilled Nursing & Assisted Living Rev. Series 1998B (Catholic Eldercare Assisted),
                          7.25%, 5/1/24                                                                                      357,346
         2,025,000  MN Agr. & Econ. Dev. Board Hlth. Care Sys. Rev. Series 1997A (Fairview Hosp. Proj.)
                       (MBIA insured), 5.50%, 11/15/17                                                                     2,121,147
                    MN Agr. & Econ. Dev. Board Hlth. Care Rev. Series 1999 (Benedictine Care Centers Proj.):
           115,000     5.45%, 2/1/09                                                                                         116,203
           120,000     5.45%, 8/1/09                                                                                         120,839
           120,000     5.50%, 2/1/10                                                                                         120,877
           125,000     5.50%, 8/1/10                                                                                         125,534
           130,000     5.55%, 2/1/11                                                                                         130,582
           130,000     5.55%, 8/1/11                                                                                         130,034
           135,000     5.60%, 2/1/12                                                                                         135,046
         2,355,000     5.90%, 2/1/19                                                                                       2,354,976
           500,000     5.75%, 2/1/29                                                                                         482,690
           750,000  Monticello/Big Lake Cmty. Hosp. Dist. Gross Rev. Series 1998 (Asset Guaranty insured),
                       5.75%, 12/1/19                                                                                        790,298
         4,020,000  New Hope Hsg. & Hlth. Care Fac. Rev. Series 1999 ( MN Masonic Home North Ridge Proj.),
                       5.75%, 3/1/15                                                                                       4,029,728
                    Olmstead Co. Hlth. Care Fac. Rev. Series 1998 (Olmsted Medical Ctr. Proj.):
           650,000     5.45%, 7/1/13                                                                                         638,638
         1,125,000     5.55%, 7/1/19                                                                                       1,080,765
                    Red Wing Hlth. Care Ctr. Fac. Rev. Refunding (River Region Obligated Group):
           125,000     Series 1993A, 6.20%, 9/1/05                                                                           133,628
           130,000     Series 1993A, 6.30%, 9/1/06                                                                           139,216
           200,000     Series 1993B, 6.20%, 9/1/05                                                                           213,804
         2,500,000  Shakopee -  St. Francis Regional Medical Center Tax-Exempt Loan, 5.633%, 7/1/13                        2,510,225
           300,000  Spring Park Hlth. Care Fac. Rev. Series 1991 (Twin Birch Hlth. Care Ctr. Proj.), 8.25%, 8/1/11           319,209
                    St. Paul Hsg. & Redev. Auth. Hlth. Care Rev. Series 1998 (Regions Hosp. Proj.):
           500,000     5.00%, 5/15/10                                                                                        498,665
         1,540,000     5.20%, 5/15/13                                                                                      1,530,621
         2,850,000     5.25%, 5/15/18                                                                                      2,736,855
           960,000  St. Paul Hsg. & Redev. Auth. Nursing Home Dev. Rev. Refunding Series 1996C
                       (Franciscan Hlth. Cmmty. Proj., St. Mary's Home), 7.00%, 7/1/21                                     1,013,338
           820,000  Wadena Co. Hlth. Care Fac. Rev. Series 1994B, 7.45%, 9/1/15                                              885,354
         1,350,000  Zumbrota Hlth. Care Fac. Rev. Series 1998A (Zumbrota Cmty. Fdn.), 5.80%, 12/1/18                       1,318,181
                                                                                                                        ------------
                                                                                                                          54,789,886
                                                                                                                        ------------
  INDUSTRIAL /POLLUTION CONTROL (4.1%)
         1,075,000  Bass Brook Pollution Control Rev. Series 1992 (Minnesota Power & Light Corp. Proj.),
                       6.00%, 7/1/22                                                                                       1,123,504
         1,000,000  Blaine Industrial Dev. Rev. Refunding Series 1998 (Consolidated Freightways
                       Corp. Proj.), 5.15%, 1/1/04                                                                           996,760
           510,000  Duluth Commercial Dev. Rev. Refunding Series 1995A (Radisson Hotel Proj.), 7.00%, 12/1/00                503,003
                    MN Agricultural & Econ. Dev. Board Small Business Dev. Loan Program Rev.:
           105,000     Series 1995A Lot 1 (New Morning Windows, Inc.),  6.40%, 8/1/04 (4)                                    109,052

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
           500,000     Series 1997C Lot 3 (DynaGraphics), 6.20%, 8/1/09 (4)                                                  519,655
           400,000     Series 1998A Lot 1 (Formative Engineering Corp.), 5.75%, 8/1/18 (4)                                   403,412
         1,525,000     Series 1998B Lot 2 (Merrill Corp.), 5.50%, 8/1/10 (4)                                               1,542,416
                       Medina Industrial Dev. Rev. Refunding Series 1998 (Temroc Metals, Inc. Proj.):
           210,000        5.10%, 10/1/05 (4)                                                                                 210,298
           705,000        5.25%, 10/1/08 (4)                                                                                 688,785
           400,000        5.60%, 10/1/12 (4)                                                                                 392,544
         1,000,000  Minneapolis Commercial Dev. Rev. Refunding Series 1997 (Holiday Inn Metrodome Proj.),
                       6.00%, 12/1/01 1,015,880
                    Owatonna Industrial Dev. Rev. Series 1997:
           280,000     7.25%, 5/1/14 (4)                                                                                     290,830
           505,000     7.375%, 5/1/17 (4)                                                                                    524,564
           200,000  Richfield Cmty. Dev. Rev. Refunding 1994 (Richfield Shoppes Proj.), 8.375%, 10/1/05                      219,118
           275,000  Sauk Centre Industrial Dev. Rev. Series 1998 (Seluemed LLP Proj.)(LOC US Bank), 5.75%, 4/1/18 (4)        275,344
           500,000  St. Paul Hsg. & Redev. Auth. District Cooling Rev. Series 1998J, 5.35%, 3/1/18                           506,660
                    St. Paul Port Authority Hotel Fac. Senior Rev. Series 1996A (Radisson Kellogg Project):
           705,000     7.00%, 8/1/01                                                                                         717,119
         1,065,000     8.05%, 8/1/21                                                                                       1,136,249
                                                                                                                        ------------
                                                                                                                          11,175,193
                                                                                                                        ------------
  MULTIFAMILY MORTGAGE (34.0%)
           200,000  Andover Elderly Hsg. Rev. Series 1997 (Presbyterian Homes of Andover, Inc. Proj.),
                       5.35%, 12/1/08                                                                                        201,708
         1,520,000  Apple Valley Multifamily Hsg. Rev. Refunding Series 1998A (Mtg. Loan/Apple Valley
                       Villa Proj.) (GNMA collateralized), 5.25%, 8/1/18                                                   1,532,160
           500,000  Aurora Hsg. & Redev. Auth. Multifamily Rev. (Irongate Apts. Proj.) (Section 8),
                       6.10%, 10/1/19                                                                                        523,100
                    Austin Hsg. & Redev. Auth. Governmental Hsg. Gross Rev. Series 1995A (Courtyard Res. Proj.):
           220,000     7.00%, 1/1/15                                                                                         235,708
           500,000     7.25%, 1/1/26                                                                                         538,315
         2,500,000  Bloomington Multifamily Hsg. Rev. Refunding Series 1998A (Hampshire Apts. Proj.),
                       6.20%, 12/1/31                                                                                      2,468,700
           960,000  Burnsville Multifamily Hsg. Rev. Refunding Series 1994 (Bridgeway Apts. Proj.), 7.25%, 2/1/14          1,008,336
                    Carver Co. Hsg. & Redev. Auth. Multifamily Hsg.:
         1,440,000     Gross Rev. & Ltd. Tax Refunding Series 1997A (Lake Grace Apts. Proj.), 6.00%, 7/1/28                1,502,582
           650,000     Rev. Refunding Series 1997A (Waybury Apts. Proj.), 5.875%, 8/1/27                                     670,514
         2,630,000     Series 1998 (GNMA collateralized)(Jonathan Acres Proj.), 5.30%, 4/20/33                             2,658,509
           400,000     Subordinate Rev. Refunding Series 1997C (Waybury Apts. Proj.), 8.00%, 8/1/27                          408,380
           500,000  Chaska Multifamily Hsg. Rev. Series 1999 (West Suburban Hsg. Partners Proj.), 5.375%, 9/1/14 (4)         497,900
           405,000  Chisago City Hlth. Fac. Rev. Refunding Series 1995A (Pleasant Heights Proj.),
                       7.30%, 7/1/18                                                                                         437,870
                    Coon Rapids Multifamily Hsg. Rev.:
           280,000     Refunding Series 1997 (GNMA collateralized) (Pine Point Apts.), 6.125%, 5/1/32                        298,752
           700,000     Refunding Series 1997A (Margaret Place Apts. Proj.), 6.50%, 5/1/25                                    716,072

                            See accompanying notes to portfolios of investments.

SIT MINNESOTA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - MARCH 31, 1999

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                    Coon Rapids Senior Hsg. Rev. Refunding Series 1998 (Epiphany Sr. Citizens Hsg. Corp. Proj.):
           115,000     5.30%, 11/1/07                                                                                        115,039
           115,000     5.40%, 11/1/08                                                                                        115,354
           170,000     5.50%, 11/1/10                                                                                        169,718
           545,000     5.80%, 11/1/18                                                                                        535,860
         3,000,000  Dakota Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding Series 1997A,
                       (Park Place Apts. Proj.) (GNMA collateralized), 6.875%, 2/20/32                                     3,309,300
                    Dakota Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding (Walnut Trails Apts. Proj.):
         1,700,000     Series 1995A (GNMA collateralized), 7.90%, 1/20/31 (4)                                              1,935,909
           245,000     Series 1995C Subordinate, 9.00%, 1/20/15 (4)                                                          256,848
         1,000,000  Dakota Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Series 1999 (View Pointe Apts. Proj.),
                       6.125%, 11/1/17 (6)                                                                                 1,000,000
         1,460,000  Eagan Multifamily Rental Hsg. Refunding Rev. Series 1996 (Wescott Apts. Proj.) (FHA insured),
                       6.00%, 12/1/27                                                                                      1,528,094
                    Eden Prairie Multifamily Hsg. Rev. Refunding :
            55,000     Series 1990A (Welsh Parkway Apts. Ltd. Proj.)(FHA insured), 8.00%, 7/1/26                              58,333
           700,000     Series 1991 (Windslope Apts. Proj.)(Section 8), 7.00%, 11/1/06                                        740,215
         1,500,000     Series 1991 (Windslope Apts. Proj.)(Section 8), 7.10%, 11/1/17                                      1,573,410
           450,000     Series 1995A (Olympic Ridge Proj.) (GNMA collateralized), 6.20%, 1/20/16                              481,095
           300,000     Series 1997A (Preserve Place Proj.) (GNMA collateralized), 5.50%, 1/20/18                             308,343
         1,035,000     Series 1997A (Preserve Place Proj.) (GNMA collateralized), 5.60%, 7/20/28                           1,063,628
                    Grand Rapids Hsg. & Redev. Auth. (Lakeshore Place and Forest Park West Apts. Proj.):
           100,000     Series 1999B, 5.00%, 10/1/09                                                                          100,000
           500,000     Series 1999A, 5.20%, 10/1/19                                                                          500,000
         1,660,000     Series 1999A, 5.30%, 10/1/29                                                                        1,660,000
           110,000     Series 1999B, 5.70%, 10/1/29                                                                          110,000
                    Harmony Multifamily Hsg. Rev. Refunding Series 1997A (Zedakah Fdn. Proj.) (Section 8):
           300,000     5.40%, 9/1/08                                                                                         312,021
           280,000     5.75%, 9/1/12                                                                                         291,794
           275,000     5.80%, 9/1/13                                                                                         286,555
         3,500,000  Hopkins Elderly Hsg. Rev. Refunding (St. Therese Southwest Proj.),
                       Series 1997 (GNMA collateralized), 5.70%, 11/20/32                                                  3,623,970
         1,015,000  Hopkins Hsg. Fac. Rev. Refunding Series 1995 (Augustana Chapel View Homes Proj.), 7.00%, 12/1/15       1,069,343
           555,000  Hopkins Subordinate Multifamily Hsg. Rev. Refunding Series 1996C (Auburn Apts. Proj.),
                       8.00%, 6/20/31                                                                                        587,129
           450,000  Hopkins Multifamily Hsg. Rev. Series 1996 (Hopkins Renaissance Proj.), 6.25%, 4/1/15                     479,974
           500,000  Hutchinson Hsg. Fac. Rev. Series 1994 (Prince of Peace Proj.), 7.375%, 10/1/12                           523,955
                    Little Canada Multifamily Hsg. Rev.:
           800,000     Refunding Series 1997A (GNMA collateralized)(Cedars Lakeside Proj.), 5.90%, 8/1/20                    843,248
         3,410,000     Series 1997A (Hsg. Alt. Dev. Co. Proj.), 6.10%, 12/1/17                                             3,450,818
         1,000,000     Series 1997A (Hsg. Alt. Dev. Proj.), 6.25%, 12/1/27                                                 1,011,890
         1,650,000  Maplewood Multifamily Hsg. Rev. Series 1998 (Park Edge Apts. Proj.), 6.50%, 5/1/29 (4)                 1,675,921
                    Maplewood Multifamily Refunding Rev. (Village on Woodlyn Proj.):
         1,605,000     Series 1999A (GNMA collateralized), 6.75%, 7/20/30 (4) (6)                                          1,723,850
           100,000     Subordinate Series 1998C-1, 8.00%, 11/1/30 (4)                                                        100,072
           375,000     Subordinate Series 1999C-1, 8.00%, 11/1/30 (4) (6)                                                    375,000

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                    Minneapolis Multifamily Hsg. Rev.:
            75,000     Series 1991 (Trinity Hsg. Proj.) (Section 8), 7.875%, 2/1/06                                           78,384
           355,000     Series 1996 (Belmont Apts.), 7.25%, 11/1/16                                                           370,400
           565,000     Series 1994 (Findley Place Townhomes Proj) (Section 8), 7.00%, 12/1/16 (4)                            567,011
         2,000,000     Series 1996A (Nicollet Towers) (Section 8), 6.00%, 12/01/19                                         2,090,800
         4,190,000     Series 1998A (University Village) (GNMA collateralized), 5.30%, 8/1/23                              4,246,733
           645,000     Series 1996 (Belmont Apts.), 7.625%, 11/1/27                                                          673,664
         3,220,000     Series 1998 (Riverside Plaza Proj.) (GNMA collateralized), 5.10%, 12/20/18 (4)                      3,227,084
                    MN HFA Rental Hsg. Rev.:
           175,000     Series 1993C, 6.15%, 2/1/14                                                                           177,097
           135,000     Series 1993E, 6.00%, 2/1/14                                                                           141,272
           220,000     Series 1995D (MBIA insured), 6.00%, 2/1/22                                                            231,044
         4,005,000     Series 1998A, 5.375%, 8/1/28                                                                        4,077,891
                    Minnetonka Hsg. Fac. Rev. Series 1994 (Beacon Hill Housing Proj.):
           890,000     7.00%, 6/1/04                                                                                         933,361
         1,000,000     7.50%, 6/1/14                                                                                       1,074,870
           505,000  Minnetonka Multifamily Hsg. Rev. Refunding Subordinate Series 1994C (Brier Creek Proj.),
                       8.00%, 12/20/16                                                                                       538,643
           550,000  Minnetonka Multifamily Hsg. Rev. Series 1985 (Cedar Hills East)(FHA insured), 7.50%, 12/1/17             572,957
                    Minnetonka Senior Hsg. Rev. Series 1997 (Westridge Senior Hsg. Proj.):
           285,000     6.75%, 9/1/17                                                                                         291,444
           650,000     7.00%, 9/1/27                                                                                         671,522
           500,000  Monticello Senior Hsg. Rev. Series 1995 (Mississippi Shores Proj.), 7.25%, 7/1/16                        510,170
         1,000,000  Moorhead Multifamily Hsg. Fac. Rev. Series 1994B (Fairmont Proj.) Zero Coupon,
                       6.00% Effective Yield on Purchase Date, 10/1/17                                                       330,620
           270,000  Mora Multifamily Rev. Refunding Hsg. Alternatives Partnership Series 1995, 6.50%, 6/1/02                 273,966
                    New Ulm Multifamily Rev. Series 1999 (HADC Ridgeway Proj.):
            95,000     5.35%, 12/1/08                                                                                         94,244
           100,000     5.40%, 12/1/09                                                                                         99,512
           105,000     5.50%, 12/1/10                                                                                        104,456
           110,000     5.60%, 12/1/11                                                                                        109,399
           650,000     6.125%, 12/1/19                                                                                       645,418
                    Plymouth Multifamily Hsg. Rev. Refunding Series 1996A (Fox Forest Apts. Proj.) (GNMA
                       collateralized):
           750,000     Series 1996A, 8.05%, 6/20/31                                                                          866,565
           695,000     Series 1996C, 8.00%, 6/20/31                                                                          735,234
           960,000  Robbinsdale Multifamily Hsg. Rev. Series 1996A (Copperfield Hill Proj.),
                       7.20%, 12/1/16                                                                                        986,755
                    Roseville Hsg. Fac. Rev. Refunding Bonds Series 1998 (College Properties Inc. Proj.),
         2,820,000     5.60%, 10/1/13                                                                                      2,761,147
           400,000     5.625%, 10/1/18                                                                                       390,068
           325,000  Sandstone Econ. Dev. Auth. Hsg. & Dev. Rev. Series 1994A (Family Apts. Proj.),
                       8.00%, 1/1/12                                                                                         322,975
         1,250,000  Spring Lake Park Sr. Hsg. Rev. Series 1996 (Noah's Ark Affordable Hsg. Inc.), 7.25%, 9/1/16            1,270,588
         1,500,000  St. Anthony Hsg. Dev. Rev. Refunding (Autumn Woods Proj.) (Asset Gty. insured), 6.875%, 7/1/22         1,605,060

                            See accompanying notes to portfolios of investments.

SIT MINNESOTA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - MARCH 31, 1999

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
           500,000  St. Cloud Hsg. & Redev. Auth. Hsg. Rev. Refunding Series 1998 (Northway Manor Apts. Section 8
                       Assisted Proj.), 5.15%, 12/1/14                                                                       506,240
                    St. Cloud Hsg. & Redev. Auth. Multifamily Hsg. Rev.:
         1,050,000     Series 1993 (Germain Towers Proj.) (Section 8), 5.90%, 9/1/20                                       1,089,039
                       Series 1999A (Parkview Terrace Apts. Proj.) (Section 8):
           249,000        5.00%, 6/1/09                                                                                      249,179
           929,000        5.50%, 6/1/18                                                                                      930,013
                    St. Louis Park Multifamily Hsg. Rev. Refunding:
           650,000     Series 1995 (FHA insured) (Knollwood Cmty. Hsg. Proj.), 6.15%, 12/1/16                                692,588
           500,000     Series 1998A (Park Ridge Apts. Proj.) (GNMA collateralized), 5.25%, 11/1/20                           496,150
                    St. Paul Hsg. & Redev. Auth. Multifamily Refunding Rev.:
           500,000     Series 1992 (Point of St. Paul Proj.)(FNMA backed), 6.60%, 10/1/12                                    532,315
           200,000     Series 1995 (Sun Cliffe Apts. Proj.)(GNMA collateralized), 5.875%, 7/1/15                             209,518
         1,170,000     Series 1998 (Superior Street Cottages Proj.), Lyngblomsten, Inc., 6.00%, 3/15/24                    1,176,938
                    St. Paul Port Authority Multifamily Hsg. Refunding (Jackson Towers Apts. Proj.):
         3,420,000     Senior Series 1998-1A (GNMA collateralized), 6.95%, 4/20/33                                         3,914,498
           408,000     Subordinate Series 1998-1B, 8.00%, 4/20/33                                                            412,737
         2,000,000  Virginia Hsg. & Redev. Auth. Governmental Hsg. Rev. Refunding Series 1998A
                       (Laurentian Manor Proj.), 5.75%, 5/1/32                                                             2,015,180
         1,015,000  Washington Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding Series 1994
                       (White Bear Lake Transitional Hsg. Proj.), 6.625%, 8/1/24                                           1,076,773
         1,385,000  White Bear Lake Multifamily Hsg. Rev. Refunding Series 1996A (Lake Sq. Partners Proj.)
                       (FHA insured), 6.10%, 2/1/26                                                                        1,468,945
           770,000  Willmar Hsg. & Redev. Auth. Multifamily Rev. Series 1993 (Highland Apts)
                       (Section 8), 5.85%, 6/1/19                                                                            790,852
                                                                                                                        ------------
                                                                                                                          92,246,611
                                                                                                                        ------------
  MUNICIPAL LEASE (3.6%)
         1,015,000  Beltrami Co. Hsg. & Redev. Auth. Lease Rev., 6.25%, 2/1/16                                             1,063,273
           585,000  Burnsville Solid Waste Rev. Series 1990 (Freeway Transfer Inc. Proj.), 9.00%, 4/1/10 (4)                 623,967
           250,000  Goodhue Co. Econ. Dev. Auth. Courts Building Proj. Lease Rev. Series 1997A, 5.75%, 2/1/13                260,135
           125,000  Hennepin Co. Hsg. & Redev. Auth. Rev. Series 1993A (Community Provider Program), 5.70%, 8/1/13           128,557
                    Hibbing Econ. Dev. Auth. Public Proj. Rev. Series 1997 (Hibbing Lease Obligations Proj.):
           655,000     6.10%, 2/1/08                                                                                         696,029
           535,000     6.40%, 2/1/12                                                                                         554,110
         2,000,000  Minneapolis Special School Dist. #1, Certificates of Participation Series 1998B, 5.125%, 2/1/16        2,022,480
           100,000  Rice Co. Certificates of Participation Series 1996A, 5.85%, 12/1/14                                      106,595
         2,215,000  South Washington Co. (Cottage Grove) ISD No. 833 Certificates of Participation
                       Series 1999, 5.59%, 1/15/14                                                                         2,259,787
           400,000  St. Cloud Certificates of Participation Series 1997, 5.90%, 12/1/17                                      405,036
         1,700,000  St. Paul Lease Series 1998 (City Hall Annex Building), 5.71%, 10/1/18                                  1,721,012
                                                                                                                        ------------
                                                                                                                           9,840,981
                                                                                                                        ------------
  PUBLIC FACILITIES (0.7%)
           480,000  Eagan Ice Arena Gross Rev. Series 1998B, 5.50%, 4/1/19                                                   483,653
         1,245,000  St. Paul Recreational Fac. Gross Rev. Series 1996D, 5.875%, 6/1/18                                     1,311,371
                                                                                                                        ------------
                                                                                                                           1,795,024
                                                                                                                        ------------

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
  SINGLE FAMILY MORTGAGE (11.0%)
                    Dakota County Hsg. & Redev. Auth. Single Family Mtg. Rev.:
           590,000     Series 1994A (FNMA backed), 6.70%, 10/1/09 (4)                                                        628,940
           380,000     Series 1995 (FNMA & GNMA backed), 6.25%, 10/1/09 (4)                                                  402,785
           355,000  Dakota/Wash./Stearns Cos. Hsg. & Redev. Auth. Single Family Rev. Refunding
                       Series 1994A (FNMA backed), 6.50%, 9/1/10 (4)                                                         376,950
           910,000  Minneapolis Redev. Mtg. Rev. Series 1987A  (Riverplace Proj.) (LOC Bk. of Tokyo),
                       7.10%, 1/1/20                                                                                         918,690
         2,100,000  Minneapolis Residual Interest Mtg. Rev. Series 1995 Convertible Capital Appreciation Bonds,
                       Zero Coupon, 7.00% Effective Yield on Purchase Date, 10/1/12                                          905,751
           540,000  Minneapolis Single Family Mtg. Rev. Series 1995V (FNMA & GNMA backed), 6.25%, 4/1/22                     571,714
                    Minneapolis/ St. Paul Hsg. Fin. Bd. Single Family Mtg. Rev.:
            15,000     Series 1989A (GNMA backed), 7.65%, 12/1/00 (4)                                                         15,336
           545,000     Series 1994 (FNMA backed), 7.25%, 5/1/12 (4)                                                          577,983
         2,000,000  MN HFA Single Family Hsg. Dev. Rev. Series 1997I, 5.50%, 1/1/17                                        2,058,240
                    MN HFA Single Family Mtg. Rev.:
           120,000     Series 1988D, 8.25%, 8/1/20 (4)                                                                       122,612
            15,000     Series 1989B, 7.05%, 1/1/03                                                                            15,370
            45,000     Series 1989B, 7.05%, 7/1/03                                                                            46,110
           940,000     Series 1989D, 7.35%, 7/1/16                                                                           960,943
           235,000     Series 1991A, 7.05%, 7/1/22 (4)                                                                       244,644
         2,710,000     Series 1991A, 7.45%, 7/1/22 (4)                                                                     2,829,348
         1,620,000     Series 1992B-1, 6.75%, 1/1/26 (4)                                                                   1,710,639
         1,000,000     Series 1992F, 6.75%, 7/1/12 (4)                                                                     1,049,000
           995,000     Series 1994F, 6.30%, 7/1/25                                                                         1,060,809
            50,000     Series 1994G, 5.875%, 7/1/15 (4)                                                                       51,816
            85,000     Series 1994K, 5.90%, 1/1/07                                                                            88,441
           495,000     Series 1994L, 6.70%, 7/1/20 (4)                                                                       526,274
         2,830,000     Series 1995M, 5.875%, 1/1/17                                                                        2,978,830
           685,000     Series 1996D, 6.00%, 1/1/16                                                                           721,100
         1,915,000     Series 1997D, 5.85%, 7/1/19, (4)                                                                    1,958,336
         2,280,000     Series 1997E, 5.90%, 7/1/29 (4)                                                                     2,380,616
           710,000     Series 1997K, 5.75%, 1/1/26 (4)                                                                       738,940
         1,250,000     Series 1998B, 5.50%, 7/1/24 (4)                                                                     1,261,375
         2,450,000     Series 1998C, 5.25%, 1/1/17                                                                         2,476,901
         1,277,528  Moorhead Single Family Mtg. Rev. Refunding Series 1992B, 7.00%, 8/1/11                                 1,280,351
                    St. Paul Hsg. & Redev. Auth. Single Family Mtg. Rev. Refunding Series 1995 (FNMA backed):
           330,000     6.00%, 9/1/10                                                                                         347,592
            95,000     6.125%, 3/1/17                                                                                         96,552
           966,042  St. Paul Residual Interest Rev. Series 1995 Convertible Capital Appreciation
                       Bonds, Zero Coupon, 7.23% Effective Yield on Purchase Date, 9/1/11                                    413,302
                                                                                                                        ------------
                                                                                                                          29,816,290
                                                                                                                        ------------
  UTILITY (0.1%)
           400,000  Southern MN Muni. Power Agy. Pwr. Supply Sys. Rev. Refunding Series 1986A, 5.00%, 1/1/16                 399,976
                                                                                                                        ------------

                            See accompanying notes to portfolios of investments.

SIT MINNESOTA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - MARCH 31, 1999

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
  OTHER REVENUE BONDS (4.8%)
                    Columbia Heights Commercial Dev. Refunding Rev. Series 1999 (Columbia Park Properties -
                       Medical Clinic Proj.):
           150,000        5.00%, 12/1/06                                                                                     150,520
           235,000        5.10%, 12/1/07                                                                                     236,668
           250,000        5.15%, 12/1/08                                                                                     250,982
         1,750,000        5.60%, 12/1/15                                                                                   1,749,842
         1,375,000  Commissioner of Iron Range Resources and Rehabilitation Gross Rev.
                       Series 1996 (Giants Ridge Rec. Area Proj.), 7.25%, 10/1/11                                          1,436,298
                    Minneapolis Cmty. Dev. Agy. Ltd. Tax Common Bond Fund:
           100,000     Series 1993-5 (Winslow Printing), 6.125%, 12/1/06 (4)                                                 103,269
           170,000     Series 1997-1 (Halper Corrugated Box Mfg. Co.), 5.90%, 6/1/07 (4)                                     184,387
           640,000     Series 1995-1 (Microtron, Inc.), 6.625%, 12/1/09 (4)                                                  694,893
         1,310,000     Series 1995-1 (Microtron, Inc.), 7.25%, 12/1/15 (4)                                                 1,444,039
           750,000     Series 1997-2 (Ambassador Press), 6.20%, 6/1/17 (4)                                                   803,497
         2,000,000  Minneapolis Public Hsg. Auth. Series 1997 (General Credit Energy Savings Proj.), 6.00%, 7/1/08         2,073,020
           200,000  Renville Gross Rev. Golf Course Bond Series 1997, 6.50%, 2/1/19                                          207,558
           300,000  Scott Co. Hsg. & Redev. Auth. Ltd. Special Benefits Tax Series 1997B (River City Centre Proj.),
                       (AMBAC insured), 5.45%, 2/1/20                                                                        309,306
         2,790,000  St. Paul Hsg. & Redev. Sales Tax Rev. Refunding Series 1996 (FSA insured)
                       (Civic Center Proj.), 7.10%, 11/1/23                                                                3,470,955
                                                                                                                        ------------
                                                                                                                          13,115,234
                                                                                                                        ------------

Total municipal bonds (cost:  $228,377,127)                                                                              233,344,423
                                                                                                                        ------------

CLOSED-END MUTUAL FUNDS (2.1%) (2)
           171,900  Minnesota Municipal Term Trust 2002                                                                    1,912,388
           103,600  Minnesota Municipal Term Trust II 2003                                                                 1,120,175
           143,800  Voyageur Minnesota Municipal Income Fund II                                                            2,165,988
            27,000  Voyageur Minnesota Municipal Income Fund III                                                             379,688
                                                                                                                        ------------

Total closed-end mutual funds (cost:  $5,395,426)                                                                          5,578,239
                                                                                                                        ------------

SHORT-TERM SECURITIES (11.8%) (2)
        13,862,917  Federated Minnesota Municipal Cash Fund, 2.88%                                                        13,862,917
         1,000,000  MN Higher Educ. Fac. Auth. Rev. Series 3-Z (Macalester College), 3.00%,  3/1/24                        1,000,000
         2,000,000  Minneapolis Convention Ctr. Series 1997B (LOC Norwest Bank),  3.00%, 12/1/17                           2,000,000
         4,150,000  Olmstead Co. (Human Svcs. Campus Infrastructure) (LOC Toronto
                       Dominion Bank), 2.95%, 8/1/05                                                                       4,150,000
        10,000,000  Regents of the Univ. of MN G.O. Rev. Weekly Variable Rate Putable Series 1999A, 3.00%, 1/1/34         10,000,000
         1,000,000  St. Cloud MN Hlth. Care Fac. Rev. Series 1997A (LOC Rabobank Nederland), 2.95%, 7/1/27                 1,000,000
                                                                                                                        ------------

Total short-term securities (cost:  $32,012,917)                                                                          32,012,917
                                                                                                                        ------------

Total investments in securities (cost:  $265,785,470) (7)                                                               $270,935,579
                                                                                                                        ============

                            See accompanying notes to portfolios of investments.

SIT MUTUAL FUNDS
NOTES TO PORTFOLIOS OF INVESTMENTS

(1) Securities are valued by procedures described in note 1 to the financial statements.

(2)  Percentage figures indicate percentage of total net assets.

(3) At March 31, 1999, 18.4% of net assets in the U.S. Government Securities Fund and 5.1% of net assets in the Bond Fund was invested in GNMA mobile home pass-through securities.

(4) Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At March 31, 1999, approximately 12.8% of net assets in the Minnesota Tax-Free Income Fund was invested in such securities.

(5) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under the guidelines established by the Board of Directors.

(6) At March 31, 1999, the total cost of investments purchased on a when-issued or forward-commitment basis was $3,190,554, and $3,098,850 for the Tax-Free Income Fund, and the Minnesota Tax-Free Income Fund, respectively.

(7) At March 31, 1999 the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                                                        U.S.
                                                      MONEY          GOVERNMENT
                                                      MARKET         SECURITIES          BOND
                                                       FUND             FUND             FUND
                                                  -------------    -------------    -------------
Cost for federal income tax purposes              $  59,906,744    $ 157,987,271    $  11,844,801
                                                  =============    =============    =============

Unrealized appreciation (depreciation) on
    investments:
        Gross unrealized appreciation                        --    $     687,489    $      96,794
        Gross unrealized depreciation                        --       (1,311,568)        (129,931)
                                                  -------------    -------------    -------------

Net unrealized appreciation (depreciation)                   --    $    (624,079)   $     (33,137)
                                                  =============    =============    =============

                                                                      MINNESOTA
                                                     TAX-FREE         TAX-FREE
                                                      INCOME           INCOME
                                                       FUND             FUND
                                                  -------------    -------------

Cost for federal income tax purposes              $ 870,478,124    $ 265,785,470
                                                  =============    =============

Unrealized appreciation (depreciation) on
    investments:
        Gross unrealized appreciation             $  20,386,087    $   5,736,540
        Gross unrealized depreciation                (2,767,843)        (586,431)
                                                  -------------    -------------

Net unrealized appreciation (depreciation)        $  17,618,244    $   5,150,109
                                                  =============    =============

SIT MUTUAL FUNDS
STATEMENTS OF ASSETS & LIABILITIES - MARCH 31, 1999

                                                           U.S.                                       MINNESOTA
                                            MONEY       GOVERNMENT                     TAX-FREE       TAX-FREE
                                           MARKET       SECURITIES        BOND          INCOME         INCOME
ASSETS                                      FUND           FUND           FUND           FUND           FUND
                                        ------------   ------------   ------------   ------------   ------------
Investments in securities, at
    identified cost .................   $ 59,906,744   $157,862,252   $ 11,819,633   $870,478,124   $265,785,470
                                        ============   ============   ============   ============   ============
Investments in securities, at
    market value - see
    accompanying schedules for
    detail ..........................   $ 59,906,744   $157,363,192   $ 11,811,664   $888,096,368   $270,935,579
Cash in bank on demand
    deposit .........................      5,179,447        168,529            510             --             --
Accrued interest
    receivable ......................             --      1,034,963        120,418     12,211,190      3,898,085
Receivable for investment
    securities sold .................             --             --             --             --             --
Other
    receivables .....................             --             --             16            467             --
Receivable for Fund shares
    sold ............................      2,210,491      1,120,645            463      1,515,006        321,821
                                        ------------   ------------   ------------   ------------   ------------

             Total assets ...........     67,296,682    159,687,329     11,933,071    901,823,031    275,155,485
                                        ------------   ------------   ------------   ------------   ------------

LIABILITIES
Disbursements in excess of
    cash balances ...................             --             --             --          3,797         12,904
Payable for investment securities
    purchased - when issued (note 1)              --             --             --      3,190,554      3,098,850
Payable for investment securities
    purchased .......................             --             --             --        766,184        151,979
Payable for Fund shares
    redeemed ........................      5,786,952        190,663            720      1,425,673        241,306
Cash portion of dividends
    payable to shareholders .........         44,815         52,585          4,675        568,987        191,725
Other
    payables ........................            565          8,003             --             --          5,595
Accrued investment management
    and advisory services fee .......         22,783        105,851          7,995        514,657        178,351
                                        ------------   ------------   ------------   ------------   ------------

             Total liabilities ......      5,855,115        357,102         13,390      6,469,852      3,880,710
                                        ------------   ------------   ------------   ------------   ------------

Net assets applicable to
    outstanding capital stock .......   $ 61,441,567   $159,330,227   $ 11,919,681   $895,353,179   $271,274,775
                                        ============   ============   ============   ============   ============

    Capital Stock Par ...............   $      0.001   $       0.01   $      0.001   $      0.001   $      0.001

    Authorized shares (000's) .......     10,000,000     10,000,000     10,000,000     10,000,000     10,000,000
    Outstanding shares ..............     61,444,586     15,156,714      1,198,409     86,209,089     25,709,302
                                        ============   ============   ============   ============   ============

Net asset value per share of
    outstanding capital stock .......   $       1.00   $      10.51   $       9.95   $      10.39   $      10.55
                                        ============   ============   ============   ============   ============

                                 See accompanying notes to financial statements.

SIT MUTUAL FUNDS
STATEMENTS OF OPERATIONS - YEAR ENDED MARCH 31, 1999

                                                                         U.S.                                        MINNESOTA
                                                        MONEY        GOVERNMENT                       TAX-FREE        TAX-FREE
                                                        MARKET       SECURITIES         BOND           INCOME          INCOME
                                                         FUND           FUND            FUND            FUND            FUND
                                                    ------------    ------------    ------------    ------------    ------------
INVESTMENT INCOME:
     INCOME:
         Interest ...............................   $  2,267,154    $  7,495,747    $    693,447    $ 38,501,473    $ 11,263,897
                                                    ------------    ------------    ------------    ------------    ------------
                Total income ....................      2,267,154       7,495,747         693,447      38,501,473      11,263,897
                                                    ------------    ------------    ------------    ------------    ------------

     EXPENSES (NOTE 3):
         Investment management and
             advisory services fee ..............        338,767       1,121,843          90,395       5,485,395       1,597,679
             Less fees and expenses absorbed
                by investment adviser ...........       (126,552)       (100,000)             --        (621,348)             --
                                                    ------------    ------------    ------------    ------------    ------------

             Total net expenses .................        212,215       1,021,843          90,395       4,864,047       1,597,679
                                                    ------------    ------------    ------------    ------------    ------------

             Net investment income ..............      2,054,939       6,473,904         603,052      33,637,426       9,666,218
                                                    ------------    ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS :
         Net realized gain (loss) (note 2) ......             --         847,820          92,909       1,808,557          56,447

         Net change in unrealized appreciation
             or (depreciation) on investments ...             --      (1,417,691)       (123,900)     (2,343,717)        642,985
                                                    ------------    ------------    ------------    ------------    ------------

             Net gain (loss) on investments .....             --        (569,871)        (30,991)       (535,160)        699,432
                                                    ------------    ------------    ------------    ------------    ------------

Net increase in net assets resulting
     from operations ............................   $  2,054,939    $  5,904,033    $    572,061    $ 33,102,266    $ 10,365,650
                                                    ============    ============    ============    ============    ============

                                 See accompanying notes to financial statements.

SIT MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                   MONEY MARKET                    U.S. GOVERNMENT
                                                                       FUND                        SECURITIES FUND
                                                         ------------------------------    ------------------------------

                                                           YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                            MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                              1999             1998             1999             1998
                                                         -------------    -------------    -------------    -------------
OPERATIONS:
     Net investment income ...........................   $   2,054,939    $   1,688,668    $   6,473,904    $   5,181,705
     Net realized gain (loss) on investments .........              --               --          847,820          751,953
     Net change in unrealized appreciation
        (depreciation) of investments ................              --               --       (1,417,691)       1,908,463
                                                         -------------    -------------    -------------    -------------

        Net increase in net assets resulting from
           operations ................................       2,054,939        1,688,668        5,904,033        7,842,121
                                                         -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ...........................      (2,054,939)      (1,688,687)      (6,473,904)      (5,181,705)
     Net realized gains on investments ...............              --               --       (1,378,000)              --
                                                         -------------    -------------    -------------    -------------

        Total distributions ..........................      (2,054,939)      (1,688,687)      (7,851,904)      (5,181,705)
                                                         -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold .......................     521,895,983      421,731,957       98,796,377       54,323,377
     Reinvested distributions ........................       1,723,536        1,490,762        7,221,219        4,543,928
     Payments for shares redeemed ....................    (505,288,726)    (412,780,024)     (48,607,714)     (31,053,376)
                                                         -------------    -------------    -------------    -------------

        Increase (decrease) in net assets from
           capital share transactions ................      18,330,793       10,442,695       57,409,882       27,813,929
                                                         -------------    -------------    -------------    -------------

           Total increase (decrease) in net assets ...      18,330,793       10,442,676       55,462,011       30,474,345
NET ASSETS
     Beginning of period .............................      43,110,774       32,668,098      103,868,216       73,393,871
                                                         -------------    -------------    -------------    -------------
     End of period ...................................   $  61,441,567    $  43,110,774    $ 159,330,227    $ 103,868,216
                                                         =============    =============    =============    =============
NET ASSETS CONSIST OF:
     Capital (par value and paid-in surplus) .........   $  61,441,567    $  43,110,774    $ 160,126,974    $ 102,717,092
     Undistributed (distributions in excess of) net
        investment income ............................              --               --               --               --
     Accumulated net realized gain (loss) from
        security transactions ........................              --               --         (297,687)         232,493
     Unrealized appreciation (depreciation)
        on investments ...............................              --               --         (499,060)         918,631
                                                         -------------    -------------    -------------    -------------

                                                         $  61,441,567    $  43,110,774    $ 159,330,227    $ 103,868,216
                                                         =============    =============    =============    =============

CAPITAL TRANSACTIONS IN SHARES:
     Sold ............................................     521,895,983      421,731,641        9,272,214        5,135,153
     Reinvested distributions ........................       1,723,536        1,490,762          677,811          429,944
     Redeemed ........................................    (505,288,726)    (412,779,708)      (4,561,161)      (2,935,530)
                                                         -------------    -------------    -------------    -------------

Net increase (decrease) ..............................      18,330,793       10,442,695        5,388,864        2,629,567
                                                         =============    =============    =============    =============

            BOND                             TAX-FREE                     MINNESOTA TAX-FREE
            FUND                            INCOME FUND                      INCOME FUND
------------------------------    ------------------------------    ------------------------------

  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
   MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
     1999             1998             1999             1998             1999             1998
-------------    -------------    -------------    -------------    -------------    -------------
$     603,052    $     496,143    $  33,637,426    $  22,280,624    $   9,666,218    $   6,165,702
       92,909           49,321        1,808,557        5,643,332           56,447          378,832

     (123,900)         229,412       (2,343,717)      13,506,608          642,985        3,309,650
-------------    -------------    -------------    -------------    -------------    -------------


      572,061          774,876       33,102,266       41,430,564       10,365,650        9,854,184
-------------    -------------    -------------    -------------    -------------    -------------

     (603,052)        (496,143)     (33,644,852)     (22,265,772)      (9,675,296)      (6,147,546)
      (76,000)         (15,500)      (3,365,000)      (2,923,000)              --               --
-------------    -------------    -------------    -------------    -------------    -------------

     (679,052)        (511,643)     (37,009,852)     (25,188,772)      (9,675,296)      (6,147,546)
-------------    -------------    -------------    -------------    -------------    -------------

    3,764,226        5,732,530      615,154,811      289,918,088      214,887,144       95,953,859
      648,528          444,858       30,867,685       19,434,042        8,025,552        5,000,624
   (3,092,333)      (2,137,832)    (266,340,384)    (148,555,475)     (95,961,945)     (55,003,355)
-------------    -------------    -------------    -------------    -------------    -------------


    1,320,421        4,039,556      379,682,112      160,796,655      126,950,751       45,951,128
-------------    -------------    -------------    -------------    -------------    -------------

    1,213,430        4,302,789      375,774,526      177,038,447      127,641,105       49,657,766

   10,706,251        6,403,462      519,578,653      342,540,206      143,633,670       93,975,904
-------------    -------------    -------------    -------------    -------------    -------------
$  11,919,681    $  10,706,251    $ 895,353,179    $ 519,578,653    $ 271,274,775    $ 143,633,670
=============    =============    =============    =============    =============    =============

$  11,926,056    $  10,605,635    $ 877,802,089    $ 498,119,977    $ 266,160,444    $ 139,209,693

           --               --               --            7,426               --            9,078

        1,594          (15,315)         (67,154)       1,489,289          (35,778)         (92,225)

       (7,969)         115,931       17,618,244       19,961,961        5,150,109        4,507,124
-------------    -------------    -------------    -------------    -------------    -------------

$  11,919,681    $  10,706,251    $ 895,353,179    $ 519,578,653    $ 271,274,775    $ 143,633,670
=============    =============    =============    =============    =============    =============


      373,409          571,626       58,814,075       28,152,545       20,329,590        9,257,296
       64,250           44,515        2,951,347        1,884,655          759,723          481,164
     (306,375)        (214,721)     (25,488,804)     (14,443,246)      (9,077,623)      (5,306,337)
-------------    -------------    -------------    -------------    -------------    -------------

      131,284          401,420       36,276,618       15,593,954       12,011,690        4,432,123
=============    =============    =============    =============    =============    =============

                                 See accompanying notes to financial statements.

SIT MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS


(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The Sit Mutual Funds (the Funds) are 100% no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Minnesota Tax-Free Income Fund which is non-diversified), open-end management investment companies, or series thereof. The Sit Bond Fund, Sit Minnesota Tax-Free Income Fund, and the Sit Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. This report covers the bond funds of the Sit Mutual Funds. The investment objective for each Fund is as follows:

                     Fund                         Investment Objective
         --------------------------     ----------------------------------------
         Money Market                   Maximum current income with the
                                        preservation of capital and maintenance
                                        of liquidity.

         U.S. Government Securities     High current income and safety of
                                        principal.

         Bond                           Maximize total return, consistent with
                                        the preservation of capital.

         Tax-Free Income                High level of current income that is
                                        exempt from federal income tax,
                                        consistent with the preservation of
                                        capital.

         Minnesota Tax-Free Income      High level of current income that is
                                        exempt from federal regular income tax
                                        and Minnesota regular personal income
                                        tax, consistent with the preservation
                                        of capital.

         Significant accounting policies followed by the Funds are summarized below:

         INVESTMENTS IN SECURITIES

         Securities maturing more than 60 days from the valuation date, with the exception of those in Money Market Fund, are valued at the market price supplied by an independent pricing vendor based on current interest rates; those securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities are valued at fair value based on procedures determined in good faith by the Boards of Directors. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, all securities in the Money Market Fund are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

         Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified-cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

         Delivery and payment for securities which have been purchased by the Minnesota Tax-Free Income, and Tax-Free Income Funds on a forward commitment or when-issued basis can take place two weeks or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery, and each Fund maintains, in a segregated account with its custodian, assets with a market value greater than the amount of its purchase commitments. As of March 31, 1999, the Minnesota Tax-Free Income, and Tax-Free Income Funds had entered into when-issued or forward commitments of $3,098,850 and $3,190,554, respectively.

         The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

         FEDERAL TAXES

         The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

         Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

         For federal income tax purposes the Minnesota Tax-Free Income Fund has a capital loss carryover of $35,778 at March 31, 1999, which, if not offset by subsequent capital gains, will begin to expire in 2004. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover is offset or expires.

         DISTRIBUTIONS

         Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds' capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

(2)      INVESTMENT SECURITY TRANSACTIONS

         Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended March 31, 1999, were as follows:

                                             Purchases ($)    Proceeds ($)
                                             -------------    ------------

         U.S. Government Securities Fund      160,026,000     160,812,786
         Bond Fund                             10,090,567       9,681,657
         Tax-Free Income Fund                 421,242,806      91,780,194
         Minnesota Tax-Free Income Fund       149,000,026      26,227,148

         For Money Market Fund during the period ended March 31, 1999 purchases of and proceeds from sales and maturities of investment securities aggregated $1,890,812,415 and $1,884,069,000, respectively.

(3)      EXPENSES

         INVESTMENT ADVISER

         The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Fund's assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. SIA also is obligated to pay all of Money Market, U.S. Government Securities, Bond, Tax-Free Income, and Minnesota Tax Free Income Funds' expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

                                                          Average
                                                           Daily
                                                         Net Assets
                                                         ----------

         Bond Fund                                          .80%
         Tax-Free Income Fund                               .80%
         Minnesota Tax-Free Income Fund                     .80%

                                                  First              Over
                                               $50 Million        $50 Million
                                               -----------        -----------

         Money Market Fund                        .80%               .60%
         U.S. Government Securities Fund         1.00%               .80%

         For the period April 1, 1995, through December 31, 1999, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the Tax-Free Income Fund to an annual rate of .70% of the Fund's average daily net assets in excess of $250 million and .60% of the Fund's average daily net assets in excess of $500 million. After December 31, 1999, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

         For the period April 1, 1995, through December 31, 1999, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the U.S. Government Securities Fund and Money Market Fund to an annual rate of .80% and .50%, respectively of the Fund's average daily net assets. After December 31, 1999, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

         Transactions with affiliates

         The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of March 31, 1999:


                                                                % Shares
                                                  Shares       Outstanding
                                                  ------       -----------

            Money Market Fund                   17,634,810         28.7
            U.S. Government Securities Fund        422,447          2.8
            Bond Fund                               81,902          6.8
            Tax-Free Income Fund                 1,786,710          2.1
            Minnesota Tax-Free Income Fund         787,488          3.1

(4)      FINANCIAL HIGHLIGHTS

         Per share data for a share of capital stock outstanding during the period and selected supplemental and ratio information for each period(s), are indicated as follows:

SIT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

                                                                                  Years Ended March 31,
                                                    -----------------------------------------------------------------------------
                                                           1999            1998            1997         1996            1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                  $  1.00         $  1.00         $  1.00      $  1.00         $  1.00
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income                                   0.05            0.05            0.05         0.05            0.04
---------------------------------------------------------------------------------------------------------------------------------
Total from operations                                       0.05            0.05            0.05         0.05            0.04
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                             (0.05)          (0.05)          (0.05)       (0.05)          (0.04)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                        $  1.00         $  1.00         $  1.00      $  1.00         $  1.00
---------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                 4.99%           5.29%           5.04%        5.44%           4.57%
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)              $61,442         $43,111         $32,668      $21,260         $29,822

RATIOS:
    Expenses to average daily net assets                    0.50%(2)        0.50%(2)        0.50%(2)     0.50%(2)        0.50%(2)
    Net investment income to average daily net assets       4.84%(2)        5.12%(2)        4.93%(2)     5.35%(2)        4.63%(2)

------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Total Fund expenses are contractually limited to .80% of average daily net assets for the first $50 million in Fund net assets and .60% of average daily net assets for Fund net assets exceeding $50 million. However, during the periods ended March 31, 1999, 1998, 1997, 1996, and 1995, the investment adviser voluntarily absorbed $126,552, $98,857, $78,042, $66,862, and $63,828, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .80% for each of these periods and the ratio of net investment income to average daily net assets would have been 4.54%, 4.82%, 4.63%, 5.05%, and 4.33%, respectively.

SIT U.S. GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS

                                                                                     Years Ended March 31,
                                                       -----------------------------------------------------------------------------
                                                               1999           1998           1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                     $  10.63       $  10.28       $  10.47       $  10.28       $  10.50
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income                                        .54            .63            .65            .70            .67
    Net realized and unrealized gains
       (losses) on investments                                  (.01)           .35           (.19)           .19           (.22)
------------------------------------------------------------------------------------------------------------------------------------
Total from operations                                            .53            .98            .46            .89            .45
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                  (.54)          (.63)          (.65)          (.70)          (.67)
    From realized gains                                         (.11)            --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (.65)          (.63)          (.65)          (.70)          (.67)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                           $  10.51       $  10.63       $  10.28       $  10.47       $  10.28
------------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                     5.05%          9.70%          4.55%          8.87%          4.47%
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                 $159,330       $103,868       $ 73,394       $ 52,450       $ 37,454

RATIOS:
    Expenses to average daily net assets                        0.80%(2)       0.80%(2)       0.80%(2)       0.80%(2)       0.80%(2)
    Net investment income to average daily net assets           5.06%(2)       5.93%(2)       6.30%(2)       6.72%(2)       6.48%(2)
Portfolio turnover rate (excluding short-term securities)      86.16%         50.67%         85.21%         51.37%         38.51%

------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Total Fund expenses are contractually limited to 1.00% of average daily net assets for the first $50 million in Fund net assets and .80% of average daily net assets exceeding $50 million. However, during the periods ended March 31, 1999, 1998, 1997, 1996, and 1995, the investment adviser voluntarily absorbed $100,000, $100,000, $99,999, $88,625, and $73,460 of
     expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .87%, .91%, .97%, 1.00%, and 1.00% for these periods and the ratio of net investment income to average daily net assets would have been 4.99%, 5.82%, 6.13%, 6.52%, and 6.28%, respectively.

SIT BOND FUNDS
FINANCIAL HIGHLIGHTS

                                                                                   Years Ended March 31,
                                                       -----------------------------------------------------------------------
                                                              1999           1998           1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                     $ 10.03        $  9.62        $  9.83       $  9.48       $  9.69
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income                                       .54            .63            .64           .64           .62
    Net realized and unrealized gains
       (losses) on investments                                 (.02)           .43           (.14)          .35          (.21)
------------------------------------------------------------------------------------------------------------------------------
Total from operations                                           .52           1.06            .50           .99           .41
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                 (.54)          (.63)          (.64)         (.64)         (.62)
    From realized gains                                        (.06)          (.02)          (.07)           --            --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (.60)          (.65)          (.71)         (.64)         (.62)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                           $  9.95        $ 10.03        $  9.62       $  9.83       $  9.48
------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                    5.30%         11.22%          5.21%        10.57%         4.51%
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                 $11,920        $10,706        $ 6,403       $ 5,222       $ 3,533

RATIOS:
    Expenses to average daily net assets                       0.80%          0.80%          0.80%         0.80%         0.80%
    Net investment income to average daily net assets          5.34%          6.31%          6.52%         6.49%         6.63%
Portfolio turnover rate (excluding short-term securities)     89.29%         76.15%        128.06%       159.45%        41.25%

------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

SIT TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS

                                                                                    Years Ended March 31,
                                                      ------------------------------------------------------------------------------
                                                               1999           1998           1997           1996           1995
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                     $  10.41       $   9.98       $   9.88       $   9.70       $   9.63
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income                                        .51            .54            .56            .56            .56
    Net realized and unrealized gains
       (losses) on investments                                   .03            .50            .10            .18            .09
------------------------------------------------------------------------------------------------------------------------------------
Total from operations                                            .54           1.04            .66            .74            .65
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                  (.51)          (.54)          (.56)          (.56)          (.56)
    From realized gains                                         (.05)          (.07)            --             --           (.02)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (.56)          (.61)          (.56)          (.56)          (.58)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                           $  10.39       $  10.41       $   9.98       $   9.88       $   9.70

------------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                     5.30%         10.69%          6.82%          7.73%          7.00%
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                 $895,353       $519,579       $342,540       $279,769       $255,157

RATIOS:
    Expenses to average daily net assets                        0.71%(2)       0.76%(2)       0.79%(2)       0.80%          0.79%(2)
    Net investment income to average daily net assets           4.90%(2)       5.29%(2)       5.63%(2)       5.65%          5.84%(2)
Portfolio turnover rate (excluding short-term securities)      14.27%         21.40%         25.34%         25.50%         13.13%

------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Total Fund expenses are contractually limited to .80% of average daily net assets. However, during the periods ended March 31, 1999, 1998, 1997, 1996, and 1995, the investment adviser voluntarily absorbed $621,348, $171,504, $46,819, $15,540, and $24,991 in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .80% for these periods, and the ratio of net investment income to average daily net assets would have been 4.81%, 5.25%, 5.62%, 5.65%, and 5.83%, respectively.

SIT MINNESOTA TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS

                                                                                Years Ended March 31,
                                                      -------------------------------------------------------------------
                                                               1999         1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                     $  10.49     $  10.14     $  10.09     $   9.96     $   9.79
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income                                        .51          .55          .57          .57          .56
    Net realized and unrealized gains
       (losses) on investments                                   .06          .35          .05          .13          .17
-------------------------------------------------------------------------------------------------------------------------
Total from operations                                            .57          .90          .62          .70          .73
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                  (.51)        (.55)        (.57)        (.57)        (.56)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                           $  10.55     $  10.49     $  10.14     $  10.09     $   9.96
-------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                     5.58%        9.07%        6.26%        7.12%        7.68%
-------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                 $271,275     $143,634     $ 93,976     $ 62,980     $ 43,881

RATIOS:
    Expenses to average daily net assets                        0.80%        0.80%        0.80%        0.80%        0.80%
    Net investment income to average daily net assets           4.83%        5.32%        5.56%        5.62%        5.72%
Portfolio turnover rate (excluding short-term securities)      13.67%       17.58%       17.16%       15.85%       34.20%

------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

SIT MUTUAL FUNDS
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders
Sit Money Market Fund, Inc.
Sit U.S. Government Securities Fund, Inc.
Sit Mutual Funds II, Inc.:

     We have audited the accompanying statements of assets and liabilities, including the schedules of portfolios of investments, of Sit Money Market Fund, Inc., Sit U.S. Government Securities Fund, Inc., Sit Bond Fund (a series of Sit Mutual Funds II, Inc.), Sit Tax-Free Income Fund (a series of Sit Mutual Funds II, Inc.), and Sit Minnesota Tax-Free Income Fund (a series of Sit Mutual Funds II, Inc.), as of March 31, 1999; the related statements of operations for the year then ended; the statements of changes in net assets for each of the years in the two-year period then ended; and the financial highlights as presented in note 4 to the financial statements. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit Money Market Fund, Sit U.S. Government Securities Fund, Sit Bond Fund, Sit Tax-Free Income Fund, and Sit Minnesota Tax-Free Income Fund as of March 31, 1999 and the results of their operations, the changes in their net assets, and their financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



                                        KPMG Peat Marwick LLP

Minneapolis, Minnesota
May 7, 1999

SIT MUTUAL FUNDS
RESULTS OF SHAREHOLDERS MEETING

The annual meeting of the shareholders of the Funds was held on October 27, 1998. Directors elected by the shareholders at the meeting were as follows:
Eugene C. Sit, Peter L. Mitchelson, William E. Frenzel, John E. Hulse, Sidney L. Jones, and Donald W. Phillips for all Funds and Michael C. Brilley for the Sit Bond Funds only.

The matters voted on by the shareholders of record as of August 28, 1998 and the results of the shareholders' vote at the October 27, 1998 meeting were as follows:

1.   Election of Directors:

                                                    For                Withheld
                                                    ---                --------
     Eugene C. Sit
            U.S. Government Securities           6,873,708               24,090
            Money Market                        26,128,992                4,702
            Tax-Free Income                     36,143,999              189,587
            MN Tax-Free Income                   9,603,984               16,735
            Bond                                   860,136               20,877

     William E. Frenzel
            U.S. Government Securities           6,720,559              177,239
            Money Market                        26,128,992                4,702
            Tax-Free Income                     36,120,991              212,595
            MN Tax-Free Income                   9,597,075               23,644
            Bond                                   860,136               20,877

     John E. Hulse
            U.S. Government Securities           6,855,034               42,764
            Money Market                        26,082,443               51,251
            Tax-Free Income                     36,066,969              266,617
            MN Tax-Free Income                   9,600,293               20,426
            Bond                                   860,136               20,877

     Sidney L. Jones
            U.S. Government Securities           6,721,961              175,837
            Money Market                        26,128,992                4,702
            Tax-Free Income                     36,110,885              222,701
            MN Tax-Free Income                   6,622,814               49,597
            Bond                                   860,136               20,877

     Peter L. Mitchelson
            U.S. Government Securities           6,864,314               33,484
            Money Market                        26,128,992                4,702
            Tax-Free Income                     36,136,087              197,499
            MN Tax-Free Income                   6,647,332               25,079
            Bond                                   860,136               20,877

                                                    For                Withheld
                                                    ---                --------

     Donald W. Phillips
            U.S. Government Securities          6,721,720               176,078
            Money Market                       26,128,992                 4,702
            Tax-Free Income                    36,084,897               248,689
            MN Tax-Free Income                  9,594,545                26,174
            Bond                                  860,136                20,877

     Michael C. Brilley
            U.S. Government Securities          6,858,482                39,316
            Money Market                       26,128,992                 4,702
            Tax-Free Income                    36,088,966               244,620
            MN Tax-Free Income                  9,603,984                16,735
            Bond                                  860,136                20,877


2.   Ratification of KPMG Peat Marwick LLP as independent auditors for the
     Funds:

                                             For       Against        Abstain
                                             ---       -------        -------
     U.S. Government Securities        6,826,342        29,658         41,796
     Money Market                     25,996,350       113,330         24,013
     Tax-Free Income                  35,903,113       128,585        301,886
     MN Tax-Free Income                9,556,517        17,679         46,521
     Bond                                879,527         1,485            000


3. Amendment of the Sit Large Cap Growth Fund, Sit Mid Cap Growth Fund, Sit U.S. Government Securities Fund, and the Sit International Growth Fund's fundamental investment restrictions to eliminate the restrictions on investing in securities of investment companies.

                                             For       Against        Abstain
                                             ---       -------        -------
     Large Cap Growth                  1,227,595        23,778         17,516
     Mid Cap Growth                   11,877,175       323,696        200,456
     U.S. Government Securities        5,248,572       347,985        201,296
     International Growth              2,424,429        45,534         50,026

SIT MUTUAL FUNDS
FEDERAL INCOME TAX INFORMATION

We are required by Federal tax regulations to provide shareholders with certain information regarding dividend distributions on an annual basis. The figures are for informational purposes only and should not be used for reporting to federal or state revenue agencies. All necessary tax information will be mailed in January each year.

                                                  LONG-TERM                                                              LONG-TERM
                                 ORDINARY          CAPITAL                                               ORDINARY         CAPITAL
FUND AND PAYABLE DATE            INCOME (a)        GAIN (b)        FUND AND PAYABLE DATE                INCOME (a)        GAIN (b)
---------------------           -----------      ----------        --------------------------------    -----------      -----------
Money Market Fund                                                  U.S. Government Securities Fund

   April 30, 1998                 $0.00427           $ ----          April 30, 1998                      $0.04557           $ ----
   May 31, 1998                    0.00410             ----          May 31, 1998                         0.04465             ----
   June 30, 1998                   0.00442             ----          June 30, 1998                        0.04994             ----
   July 31, 1998                   0.00436             ----          July 31, 1998                        0.04723             ----
   August 31, 1998                 0.00421             ----          August 31, 1998                      0.04439             ----
   September 30, 1998              0.00430             ----          September 30, 1998                   0.04648             ----
   October 31, 1998                0.00412             ----          October 31, 1998                     0.04264             ----
   November 30, 1998               0.00407             ----          November 30, 1998                    0.04725             ----
   December 31, 1998               0.00395             ----          December 8, 1998                     0.03586          0.07179
   January 31, 1999                0.00376             ----          December 31, 1998                    0.04264             ----
   February 28, 1999               0.00335             ----          January 31, 1999                     0.03763             ----
   March 31, 1999                  0.00393             ----          February 28, 1999                    0.04131             ----
                                -----------      -----------
                                  $0.04884 (c)     $0.00000          March 31, 1999                       0.05055             ----
                                ===========      ===========                                           -----------      -----------
                                                                                                         $0.57613 (c)     $0.07179
                                                                                                       ===========      ===========

Bond Fund                                                          Tax-Free Income Fund

   April 30, 1998                 $0.04418           $ ----          April 30, 1998                      $0.04365           $ ----
   May 31, 1998                    0.03743             ----          May 31, 1998                         0.04176             ----
   June 30, 1998                   0.04409             ----          June 30, 1998                        0.04562             ----
   July 31, 1998                   0.04826             ----          July 31, 1998                        0.04475             ----
   August 31, 1998                 0.04681             ----          August 31, 1998                      0.04407             ----
   September 30, 1998              0.04831             ----          September 30, 1998                   0.04265             ----
   October 31, 1998                0.04345             ----          October 31, 1998                     0.04167             ----
   November 30, 1998               0.04714             ----          November 30, 1998                    0.04340             ----
   December 8, 1998                0.05222          0.01284          December 8, 1998                     0.00104          0.04552
   December 31, 1998               0.04653             ----          December 31, 1998                    0.04444             ----
   January 31, 1999                0.03766             ----          January 31, 1999                     0.04060             ----
   February 28, 1999               0.04389             ----          February 28, 1999                    0.03875             ----
   March 31, 1999                  0.05013             ----          March 31, 1999                       0.04323             ----
                                -----------      -----------                                           -----------      -----------
                                  $0.59010 (c)      $0.0128                                              $0.51563 (d)     $0.04552
                                ===========      ===========                                           ===========      ===========

Minnesota Tax-Free Income Fund
                                                                     ----------------------------------------
                                                                     (a)  Includes distributions of short-term gains, if any, which
   April 30, 1998                  0.04418             ----               are taxable as ordinary income.
   May 31, 1998                    0.04185             ----
   June 30, 1998                   0.04549             ----          (b)  Taxable as long-term gain (20%).
   July 31, 1998                   0.04486             ----
   August 31, 1998                 0.04463             ----          (c)  Taxable as dividend income and does not qualify for
   September 30, 1998              0.04346             ----               deduction by corporations.
   October 31, 1998                0.04249             ----
   November 30, 1998               0.04175             ----          (d)  100% of dividends were derived from interest on
   December 31, 1998               0.04673             ----               tax-exempt securities. This portion of exempt-interest
   January 31, 1999                0.03743             ----               dividends is exempt from federal taxes and should not be
   February 28, 1999               0.03747             ----               included in shareholders' gross income. Exempt-interest
   March 31, 1999                  0.04363             ----               dividends may be subject to state and local taxes. Each
                                -----------      -----------              shareholder should consult a tax adviser about reporting
                                  $0.51395 (d)     $0.00000               this income for state and local tax purposes.
                                ===========      ===========

[LOGO]

Directors:
                     Eugene C. Sit, CFA
                     Peter L. Mitchelson, CFA
                     Michael C. Brilley
                     John E. Hulse
                     Sidney L. Jones
                     Donald W. Phillips
                     William E. Frenzel

Director Emeritus:
                     Melvin C. Bahle

Officers:
                     Eugene C. Sit, CFA            Chairman
                     Peter L. Mitchelson, CFA      Vice Chairman
                     Mary K. Stern, CFA            President
                     Michael C. Brilley            Senior Vice President
                     Roger J. Sit                  Senior Vice President
                     Paul E. Rasmussen             Vice President & Treasurer
                     Debra A. Sit, CFA             Vice President - Investments;
                                                    Assistant Treasurer
                     Bryce A. Doty, CFA (1)        Vice President - Investments
                     Paul J. Jungquist, CFA (2)    Vice President - Investments
                     Michael P. Eckert             Vice President
                     Michael J. Radmer             Secretary
                     Carla J. Rose                 Assistant Secretary



(1)  Bond and U.S. Government Securities Funds only.
(2)  Money Market Fund only.

ANNUAL REPORT
BOND FUNDS

YEAR ENDED MARCH 31, 1999


INVESTMENT ADVISER

SIT INVESTMENT ASSOCIATES, INC.
4600 NORWEST CENTER
MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)
800-332-5580


DISTRIBUTOR

SIA SECURITIES CORP.
4600 NORWEST CENTER
MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)
800-332-5580


CUSTODIAN

THE NORTHERN TRUST COMPANY
50 SOUTH LASALLE STREET
CHICAGO, IL 60675


TRANSFER AGENT AND
DISBURSING AGENT

FIRST DATA INVESTOR SERVICES
P.O. BOX 5166
WESTBORO, MA 01581-5166


AUDITORS

KPMG PEAT MARWICK LLP
4200 NORWEST CENTER
MINNEAPOLIS,MN 55402


LEGAL COUNSEL

DORSEY & WHITNEY LLP
220 SOUTH SIXTH STREET
MINNEAPOLIS, MN 55402

                                                                MEMBER OF
                                                                ================
                                                                100% NO-LOAD
                                                                     MUTUAL FUND
                                                                     COUNCIL
                                                                ================